choice2

                             Filed with the Securities and Exchange Commission on April 20, 2004

                                                Registration No. 333-24989
===========================================================================================================================
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  WASHINGTON, D.C. 20549

                                                         Form S-3

                                              Post-effective Amendment No. 9
                                 Registration Statement Under The Securities Act of 1933*

                                         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                   (Exact name of registrant as specified in its charter)

                                                         CONNECTICUT
                               (State or other jurisdiction of incorporation or organization)

                                                             63
                                  (Primary Standard Industrial Classification Code Number)

                                                         06-1241288
                                            (I.R.S. Employer Identification No.)

                               ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 (203) 926-1888
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                           TIMOTHY P. HARRIS, CHIEF LEGAL OFFICER
                               ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 (203) 926-1888
            (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                                          Copy To:
                                                    ROBIN WAGNER, ESQ.
                                           VICE PRESIDENT AND CORPORATE COUNSEL
                              One Corporate Drive, Shelton, Connecticut 06484 (203) 925-7176

                             Approximate date of commencement of proposed sale to the public:
              May 1, 2004, or as soon as practicable after the effective date of this Registration Statement

If any of the  securities  being  registered  on this form are to be offered on a delayed or continuous  basis  pursuant to
Rule 415 under the Securities Act of 1933 check the following:  X .

                                              Calculation of Registration Fee
===========================================================================================================================
            Title of each                                 Proposed              Proposed
              class of                                     maximum               maximum
             securities              Amount               offering              aggregate             Amount of
                to be                 to be                 price               offering            registration
             registered            registered             per unit               price**                 fee
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        Market Value Adjusted
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          Annuity Contracts                                                       $-0-                  $-0-
*Pursuant to Rule 429 under the  Securities  Act of 1934,  the  prospectus  contained in this  Registration  Statement also relates to annuity  contracts  which are covered by our earlier  Registration  Statement  File Number  333-08743  which we continue to sell.
===========================================================================================================================
**The  proposed  aggregate  offering  price is estimated  solely for  determining  the  registration  fee. The amount to be registered and the proposed  maximum  offering price per unit are not applicable  since these  securities are not issued in predetermined amounts or units.
===========================================================================================================================
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CHC2

                                                                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                                         A Prudential Financial Company
                                                                                        One Corporate Drive, Shelton, Connecticut 06484
                                                                                        -----------------------------------------------
This Prospectus  describes  Advisors Choice(R)2000, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life
Assurance  Corporation  ("American  Skandia",  "we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity.  This  Prospectus  describes the important  features of the Annuity and what you should consider before purchasing  the Annuity.  We have also filed a Statement of Additional  Information  that is available from us,  without  charge,  upon your  request.  The  contents of the  Statement  of  Additional  Information  are  described  on page 81. The Annuity or certain of its investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet applicable laws and/or  regulations.  In particular,  please refer to Appendix D for a description of certain  provisions that apply to
Annuities  sold to New York  residents.  Certain  terms are  capitalized  in this  Prospectus.  Those  terms are either  defined in the
Glossary of Terms or in the context of the particular section.

=======================================================================================================================================
American  Skandia  offers  several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different  features and benefits  include  variations in death  benefit  protection  and the ability to access your  annuity's  account value and the charges that you will be subject to if you choose to surrender the annuity.  The fees and charges you pay and compensation paid to your investment professional may also be different between each annuity.
=======================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty charges you may incur when replacing your existing coverage.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This  Annuity is  frequently  used for  retirement  planning  because it allows you to  accumulate  retirement  savings and also offers annuity  payment  options when you are ready to begin receiving  income.  The Annuity also offers a choice of three different  optional benefits,  for an additional  charge,  that can provide principal  protection or guaranteed  minimum income protection for Owners while they are alive and one or more death  benefits  that can  protect  your  retirement  savings  if you die  during a period of  declining markets.  It may be used as an investment  vehicle for "qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA, Section 401(a)
plans (defined benefit plans and defined  contribution plans such as 401(k),  profit sharing and money purchase plans) or Tax Sheltered
Annuity (or 403(b)).  It may also be used as an investment vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a  "non-qualified"  investment,  you generally are not taxed on any investment  gains the Annuity earns until you make a withdrawal or begin to receive annuity payments.  This feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a 10% penalty tax may be applied on withdrawals  you make before you reach age 591/2. Annuities  purchased as a  non-qualified  investment are not subject to the maximum  contribution  limits that may apply to a qualified  investment,  and are not subject to required minimum  distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your retirement plan under the Internal  Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income options,  and the ability to make transfers  between  numerous  variable investment  options  offered  under the  Annuity.  You should  consult  with your  investment  professional  as to whether  the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

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These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit Insurance  Corporation  (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves  investment risks,  including  possible loss of value, even with respect to amounts allocated to the AST Money
Market sub-account.
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THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION
NOR  HAS  THE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS  AND THE CURRENT  PROSPECTUS  FOR THE  UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
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                                             FOR FURTHER INFORMATION CALL 1-800-766-4530.
Prospectus Dated: May 1, 2004                                                 Statement of Additional Information Dated: May 1, 2004
CH2-PROS- (05/2004)                                                                                                       CHOICE2000

                               PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This  Annuity is a "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors "defer" receiving annuity payments until after an accumulation period.
|X|      This Annuity offers both variable  investment  options and Fixed  Allocations.  If you allocate your Account Value to variable investment  options,  the value of your  Annuity  will vary  daily to  reflect  the  investment  performance  of the  underlying investment  options.  Fixed  Allocations  of different  durations  are offered that are  guaranteed by us, but may have a Market
       Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.
|X|      The Annuity  features two distinct phases - the  accumulation  period and the payout period.  During the  accumulation  period your Account Value is allocated to one or more  investment  options.  The variable  investment  options,  each a Sub-account  of
       American  Skandia Life Assurance  Corporation  Variable  Account B, invest in an underlying  mutual fund  portfolio.  Currently, portfolios of the following  underlying mutual funds are being offered:  American Skandia Trust,  Gartmore  Variable  Investment
       Trust, Wells Fargo Variable Trust,  Rydex Variable Trust,  INVESCO Variable  Investment Funds, Inc.,  Evergreen Variable Annuity
       Trust, ProFunds VP, First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.
|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives;  or (4) for a guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.
|X|      This Annuity offers optional benefits,  for an additional charge, that can provide principal  protection or guaranteed minimum income protection for Owners while they are alive.
|X|      This  Annuity  offers a basic  Death  Benefit.  It also offers  optional  Death  Benefits  that  provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.
|X|      There is no Contingent  Deferred Sales Charge on surrenders or withdrawals.  You can withdraw  Account Value from your Annuity free of any charges although any optional guaranteed benefit you elect will be reduced.
|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account Value as your  financial  needs and  investment  performance change.
|X|      This  Annuity is  designed  for sale solely in  connection  with  investment  advisory  services  provided by an Advisor or to certain other owners described in the third paragraph under  "Purchasing Your Annuity - What Are Our Requirements for Purchasing
       the Annuity? - Initial Purchase Payment."

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through  licensed,  registered  investment  professionals.  The Annuity may also be purchased  directly from us. We may require  satisfactory  evidence  that you have engaged the services of an Advisor.  You must complete an  application  and submit a minimum initial  purchase  payment of $5,000.  We may allow you to make a lower initial  purchase payment provided you establish a bank drafting program under which purchase  payments  received in the first Annuity Year total at least $5,000.  There is no age restriction to purchase the Annuity.  However,  the basic Death Benefit  provides  greater  protection for Owners under age 85 as of the Issue Date of this Annuity.  The availability  and level of protection of certain optional  benefits may vary based on the age of the Owner on the
Issue Date of the Annuity or the date of the Owner's death.

AVAILABLE INFORMATION
A  Statement  of  Additional  Information  is  available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials at the prescribed  rates from the
SEC's  Public  Reference  Section,  450 Fifth  Street  N.W.,  Washington,  D.C.,  20549.  You may inspect  and copy those  registration statements and exhibits  thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's Regional
Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago,  IL. These documents, as well as documents incorporated by reference,  may also be obtained through the SEC's Internet Website  (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

                                                           GLOSSARY OF TERMS

Many terms used  within this  Prospectus  are  described  within the text where they  appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation  to a  Sub-account  (also  referred  to as  "variable  investment  options")  or a Fixed
Allocation prior to the Annuity Date, plus any earnings,  and/or less any losses,  distributions and charges.  Other than on a contract anniversary,  the Account  Value is  calculated  before we assess any fee that is deducted  annually in arrears.  The Account  Value is determined  separately for each  Sub-account  and for each Fixed  Allocation,  and then totaled to determine the Account Value for your entire  Annuity.  The Account Value of each Fixed  Allocation  on other than its Maturity  Date may be calculated  using a market value adjustment.

Advisor: A person or entity which:
|X|......is registered  under the Investment  Advisers Act of 1940, as amended,  and, where  applicable,  under equivalent state law or regulation regarding the registration of investment advisors; or
|X|      may provide investment advisory services but is exempt from such registration.

Annuitization:  The application of Account Value (or Protected Income Value for the Guaranteed  Minimum Income Benefit,  if applicable)
to one of the available  annuity  options for the Annuitant to begin  receiving  periodic  payments for life, for a guaranteed  minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account  Value that is to be credited a fixed rate of interest for a specified  Guarantee  Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation on any date other than the Maturity  Date.  The Interim Value is equal to the initial value  allocated to the Fixed  Allocation  plus all  interest  credited to the Fixed  Allocation  as of the date  calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day other than the Maturity
Date of such Fixed Allocation.

Owner:  With an Annuity  issued as an individual  annuity  contract,  the Owner is either an eligible  entity or person named as having ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the  surrender  minus the Annual  Maintenance  Fee, Tax Charge,  the charge for any optional  benefits,  any Market Value
Adjustment  that may apply to any Fixed  Allocation  and any  additional  amounts we applied to your  Purchase  Payments that we may be entitled to recover under certain circumstances.  There is no Contingent Deferred Sales Charge upon surrender or partial withdrawal.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated to the variable  investment  options.  The fees and charges that are assessed  against the Annuity include  the  Transfer  Fee,  Premium Tax Charge and Annual  Maintenance  Fee.  The  charges  that are  assessed  against the  variable investment  options are the  mortality  and expense  risk charge,  the charge for  administration  of the  Annuity,  and the charge for certain optional benefits you elect, other than the Guaranteed  Minimum Income Benefit,  which is assessed against the Protected Income
Value. Each underlying mutual fund portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds, a 12b-1  charge.  The  prospectus  for each  underlying  mutual fund  provides  more  detailed  information  about the expenses for the underlying mutual funds.  All of these fees and charges are described in more detail within this Prospectus.

The following  table  provides a summary of the fees and charges you will pay if you  surrender  the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

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                                                   YOUR TRANSACTION FEES AND CHARGES
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                                                    (assessed against the Annuity)
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---------------------------------------- -----------------------------------------------------------------------------------------------
              FEE/CHARGE                                                        Amount Deducted
---------------------------------------- -----------------------------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge          There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal.
---------------------------------------- -----------------------------------------------------------------------------------------------
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Transfer Fee                                                                         $10.00
                                                              (Deducted after the 20th transfer each Annuity Year)
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---------------------------------------- -----------------------------------------------------------------------------------------------
Premium Tax Charge                         Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.
---------------------------------------- -----------------------------------------------------------------------------------------------

The  following  table  provides a summary of the  periodic  fees and  charges  you will pay while you own the  Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

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                                                    YOUR PERIODIC FEES AND CHARGES
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                                            ANNUAL FEES/CHARGES ASSESSED AGAINT THE ANNUITY
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--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                             (Only applicable if Account Value is under $50,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
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                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge2                                                                    0.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge2                                                                              0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge3                                             1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
                                                                                          Option4 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts2                                      0.65% per year of the value of each Sub-account
--------------------------------------------------------------------- ------------------------------------------------------------------
1    These charges are deducted daily and apply to Variable Investment Options only.
2    The  combination  of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the  "Insurance  Charge"
     elsewhere  in this  Prospectus.  Prior to July 1,  1994,  total  annual  expenses  under the  Annuity  were  1.90%,  including  an investment  allocation  service  charge of 1.00% and 0.90% for what we now refer to as the "Insurance  Charge."  Effective July 1,
     1994, we no longer  deducted the investment  allocation  service charge;  total annual expenses were then 0.90%.  Effective May 1,
     1998, the Insurance Charge was further reduced to 0.65%.
3        The  Mortality  & Expense  Risk  Charge  and the  Administration  do not apply if you are a  beneficiary  under the  Qualified
     Beneficiary  Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified  Beneficiary
     Continuation Option.
4        When an  Annuity  is used as an IRA,  403(b)  or other  "qualified  investment",  upon the  Owner's  death a  beneficiary  may generally  elect to continue  the Annuity and receive  Minimum  Distributions  under the Annuity  instead of  receiving  the death benefit in a single  payment.  If a beneficiary  elects this option,  the  beneficiary  will incur the Settlement  Service Charge.
     Please refer the section of this  Prospectus  that  describes  the  Qualified  Beneficiary  Continuation  Option for more detailed information about this option, including certain restrictions and limitations that may apply.

The following table provides a summary of the fees and charges you will pay if you elect any of the following  optional  benefits.  Not all  optional  benefits may be  purchased  in  combination  with one  another.  You may only elect one  optional  living  benefit.  The optional  living  benefits are the  Guaranteed  Return Option Plus program (and where not available,  Guaranteed  Return  Option),  the
Guaranteed Minimum Withdrawal  Benefit and the Guaranteed  Minimum Income Benefit.  For the optional death benefits,  you may elect the
Enhanced  Beneficiary  Protection  Death Benefit and the Highest  Anniversary  Value Death Benefit  together or  individually,  but the
Combination  5% Roll-up  and HAV Death  Benefit  may only be  purchased  individually.  The fees and  charges  of each of the  optional benefits are described in more detail within this Prospectus.

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                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
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------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)/ GUARANTEED RETURN OPTION                                                    0.90%
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average
allowing  you  to  allocate   all  or  a  portion  of  your  Account   Value  to  certain   daily net assets of    1.65% for Qualified
Sub-accounts.                                                                                 the Sub-accounts             BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
We offer a program that  guarantees  your ability to withdraw  amounts over time equal to     0.35% of average            1.00%
an  initial  principal  value,  regardless  of the impact of market  performance  on your   daily net assets of    1.75% for Qualified
Account Value.                                                                                the Sub-accounts             BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB) **                                                                               0.65%
We offer a program that,  after a seven-year  waiting period,  guarantees your ability to    0.50% per year of            PLUS
begin  receiving  income from your Annuity in the form of annuity  payments based on your       the average       0.50% per year of
total Purchase  Payments and an annual increase of 5% on such Purchase  Payments adjusted     Protected Income    average Protected
for  withdrawals  (called the  "Protected  Income  Value"),  regardless  of the impact of    Value during each    Income Value
market performance on your Account Value.                                                      year; deducted
                                                                                            annually in arrears
                                                                                             each Annuity Year
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**                                                                           0.90%
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts
Annuity at the time of your death.
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of           0.90%
Death Benefit or the Highest Anniversary Value.                                               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT **
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.50% of average            1.15%
your  beneficiary(ies)  by providing the greater of the Highest  Anniversary  Value Death   daily net assets of
Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
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Please  refer to the section of this  Prospectus  that  describes  each  optional  benefit for a complete  description  of the benefit, including any restrictions or limitations that may apply.
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*    The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the
     Sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
**   These optional benefits are not available under the Qualified BCO.

The  following  table  provides  the range  (minimum  and  maximum)  of the total  annual  expenses  for the  underlying  mutual  funds
("Portfolios")  as of December  31,  2003.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net assets.

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                                               Total Annual Portfolio Operating Expenses
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---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                 0.64%                                        4.69%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The following are the investment  management fees, other expenses,  12b-1 fees (if applicable),  and the total annual expenses for each underlying  mutual  fund  ("Portfolio")  as of  December  31,  2003,  except as noted.  Each  figure is stated as a  percentage  of the underlying  Portfolio's  average daily net assets. For certain of the underlying  Portfolios,  a portion of the management fee has been waived and/or other expenses have been partially  reimbursed.  Any such fee waivers  and/or  reimbursements  have been reflected in the footnotes.  The "Total  Annual  Portfolio  Operating  Expenses"  reflect  the  combination  of the  underlying  Portfolio's  investment management  fee,  other  expenses  and any 12b-1 fees.  The  following  expenses  are deducted by the  underlying  Portfolio  before it provides  American  Skandia with the daily net asset value.  Any footnotes  about expenses appear after the list of all the Portfolios.
The underlying  Portfolio  information was provided by the underlying mutual funds and has not been  independently  verified by us. See the  prospectuses or statements of additional  information of the underlying  Portfolios for further  details.  The current  prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-766-4530.

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                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
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------------------------------------------------------ -------------------- ------------------- -------------------- -------------------
                                                                                                                        Total Annual
                                                         Management Fees     Other Expenses 1       12b-1 Fees           Portfolio
                UNDERLYING PORTFOLIO                                                                                     Operating
                                                                                                                          Expenses
------------------------------------------------------ -------------------- ------------------- -------------------- -------------------
American Skandia Trust: 2, 3
  AST JPMorgan International Equity4                          0.88%               0.24%                0.02%               1.14%
  AST William Blair International Growth                      1.00%               0.23%                0.11%               1.34%
  AST DeAM International Equity                               1.00%               0.27%                0.00%               1.27%
  AST MFS Global Equity                                       1.00%               0.40%                0.00%               1.40%
  AST State Street Research Small-Cap Growth 5                0.90%               0.23%                0.07%               1.20%
  AST DeAM Small-Cap Growth                                   0.95%               0.22%                0.00%               1.17%
  AST Federated Aggressive Growth                             0.95%               0.27%                0.00%               1.22%
  AST Goldman Sachs Small-Cap Value                           0.95%               0.22%                0.09%               1.26%
  AST Gabelli Small-Cap Value                                 0.90%               0.20%                0.00%               1.10%
  AST DeAM Small-Cap Value                                    0.95%               0.41%                0.00%               1.36%
  AST Goldman Sachs Mid-Cap Growth                            1.00%               0.25%                0.16%               1.41%
  AST Neuberger Berman Mid-Cap Growth                         0.90%               0.21%                0.06%               1.17%
  AST Neuberger Berman Mid-Cap Value                          0.90%               0.17%                0.08%               1.15%
  AST Alger All-Cap Growth                                    0.95%               0.20%                0.25%               1.40%
  AST Gabelli All-Cap Value                                   0.95%               0.25%                0.00%               1.20%
  AST T. Rowe Price Natural Resources                         0.90%               0.25%                0.02%               1.17%
  AST Alliance Growth                                         0.90%               0.22%                0.04%               1.16%
  AST MFS Growth                                              0.90%               0.21%                0.14%               1.25%
  AST Marsico Capital Growth                                  0.90%               0.16%                0.05%               1.11%
  AST Goldman Sachs Concentrated Growth                       0.90%               0.17%                0.06%               1.13%
  AST DeAM Large-Cap Value                                    0.85%               0.24%                0.00%               1.09%
  AST Alliance/Bernstein Growth + Value                       0.90%               0.25%                0.00%               1.15%
  AST Sanford Bernstein Core Value                            0.75%               0.15%                0.24%               1.14%
  AST Cohen & Steers Realty                                   1.00%               0.22%                0.02%               1.24%
  AST Sanford Bernstein Managed Index 500                     0.60%               0.18%                0.06%               0.84%
  AST American Century Income & Growth                        0.75%               0.24%                0.00%               0.99%
  AST Alliance Growth and Income                              0.75%               0.16%                0.08%               0.99%
  AST Hotchkis & Wiley Large-Cap Value 6                      0.75%               0.19%                0.04%               0.98%
  AST DeAM Global Allocation 7                                0.97%               0.29%                0.00%               1.26%
  AST American Century Strategic Balanced                     0.85%               0.26%                0.00%               1.11%
  AST T. Rowe Price Asset Allocation                          0.85%               0.27%                0.00%               1.12%
  AST T. Rowe Price Global Bond                               0.80%               0.26%                0.00%               1.06%
  AST Goldman Sachs High Yield 8                              0.75%               0.18%                0.00%               0.93%
  AST Lord Abbett Bond-Debenture                              0.80%               0.24%                0.00%               1.04%
  AST PIMCO Total Return Bond                                 0.65%               0.15%                0.00%               0.80%
  AST PIMCO Limited Maturity Bond                             0.65%               0.17%                0.00%               0.82%
  AST Money Market                                            0.50%               0.14%                0.00%               0.64%

Gartmore Variable Investment Trust:
  GVIT Developing Markets                                     1.15%               0.24%                 0.25%               1.64%

Wells Fargo Variable Trust: 9
  Equity Value                                                0.55%               0.40%                0.25%               1.20%
  Equity Income                                               0.55%               0.26%                0.25%               1.06%

Rydex Variable Trust:
  Nova                                                         0.75%              0.79%                 0.00%               1.54%
  Ursa                                                         0.90%              0.77%                 0.00%               0.67%
  OTC                                                          0.75%              0.78%                 0.00%               1.53%
------------------------------------------------------ -------------------- ------------------- -------------------- -------------------

----------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ---------------------- -------------------- ------------------- --------------------
                                                                                                                       Total Annual
                                                       Management Fees      Other Expenses 1        12b-1 Fees      Portfolio Operating
               UNDERLYING PORTFOLIO                                                                                      Expenses

--------------------------------------------------- ---------------------- -------------------- ------------------- --------------------

INVESCO Variable Investment Funds, Inc.: 10, 11
  Dynamics                                                   0.75%                0.42%                0.00%                1.17%
  Technology 12                                              0.75%                0.41%                0.00%                1.16%
  Health Sciences                                            0.75%                0.33%                0.00%                1.08%
  Financial Services                                         0.75%                0.36%                0.00%                1.11%

Evergreen Variable Annuity Trust: 13
  International Equity                                       0.66%                0.46%                0.00%                1.12%
  Special Equity                                             0.92%                0.26%                0.00%                1.18%
  Omega                                                      0.52%                0.20%                0.00%                0.72%

ProFund VP: 14
  Europe 30                                                  0.75%                0.91%                0.25%                1.91%
  Asia 30                                                    0.75%                0.93%                0.25%                1.93%
  Japan                                                      0.75%                0.95%                0.25%                1.95%
  Banks                                                      0.75%                1.30%                0.25%                2.30%
  Basic Materials                                            0.75%                1.03%                0.25%                2.03%
  Biotechnology                                              0.75%                1.04%                0.25%                2.04%
  Consumer Cyclical                                          0.75%                1.33%                0.25%                2.33%
  Consumer Non-Cyclical                                      0.75%                1.33%                0.25%                2.33%
  Energy                                                     0.75%                1.09%                0.25%                2.09%
  Financial                                                  0.75%                1.07%                0.25%                2.07%
  Healthcare                                                 0.75%                1.04%                0.25%                2.04%
  Industrial                                                 0.75%                1.25%                0.25%                2.25%
  Internet                                                   0.75%                1.01%                0.25%                2.01%
  Pharmaceuticals                                            0.75%                1.06%                0.25%                2.06%
  Precious Metals                                            0.75%                0.98%                0.25%                1.98%
  Real Estate                                                0.75%                1.02%                0.25%                2.02%
  Semiconductor                                              0.75%                1.05%                0.25%                2.05%
  Technology                                                 0.75%                0.93%                0.25%                1.93%
  Telecommunications                                         0.75%                1.06%                0.25%                2.06%
  Utilities                                                  0.75%                1.06%                0.25%                2.06%
  Bull                                                       0.75%                0.87%                0.25%                1.87%
  Bear                                                       0.75%                0.98%                0.25%                1.98%
  UltraBull                                                  0.75%                1.07%                0.25%                2.07%
  OTC                                                        0.75%                0.95%                0.25%                1.95%
  Short OTC                                                  0.75%                0.99%                0.25%                1.99%
  UltraOTC                                                   0.75%                0.97%                0.25%                1.97%
  Mid-Cap Value                                              0.75%                1.08%                0.25%                2.08%
  Mid-Cap Growth                                             0.75%                1.02%                0.25%                2.02%
  UltraMid-Cap                                               0.75%                1.08%                0.25%                2.08%
  Small-Cap Value                                            0.75%                1.08%                0.25%                2.08%
  Small-Cap Growth                                           0.75%                1.00%                0.25%                2.00%
  UltraSmall-Cap                                             0.75%                1.00%                0.25%                2.00%
  U.S. Government Plus                                       0.50%                0.99%                0.25%                1.74%
  Rising Rates Opportunity                                   0.75%                0.91%                0.25%                1.91%

--------------------------------------------------- ---------------------- -------------------- ------------------- --------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ---------------------- -------------------- ------------------- --------------------
                                                                                                                       Total Annual
                                                       Management Fees      Other Expenses 1        12b-1 Fees      Portfolio Operating
               UNDERLYING PORTFOLIO                                                                                      Expenses

--------------------------------------------------- ---------------------- -------------------- ------------------- --------------------
First Defined Portfolio Fund LLC: 15, 16
  First Trust(R)10 Uncommon Values                          0.60%                 1.51%                0.25%               2.36%
  Target Managed VIP                                        0.60%                 0.99%                0.25%               1.84%
  The Dowsm DART 10                                         0.60%                 2.59%                0.25%               3.44%
  Global Target 15                                          0.60%                 3.84%                0.25%               4.69%
  S&P Target 24                                             0.60%                 2.22%                0.25%               3.07%
  Nasdaq Target 15                                          0.60%                 2.29%                0.25%               3.14%
  Value Line(R)Target 25                                    0.60%                 2.69%                0.25%               3.54%

The Prudential Series Fund, Inc.:
SP William Blair International Growth 17                    0.85%                 0.45%               0.25%                1.55%
--------------------------------------------------- ---------------------- -------------------- ------------------- --------------------

1        As  noted  above,  shares  of the  Portfolios  generally  are  purchased  through  variable  insurance  products.  Many of the
     Portfolios  and/or their  investment  advisers and/or  distributors  have entered into  arrangements  with us as the issuer of the
     Annuity under which they compensate us for providing  ongoing services in lieu of the Trust providing such services.  Amounts paid under these  arrangements  are included under "Other  Expenses."  For more  information  see the  prospectus  for each  underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2        The Portfolios'  total actual annual  operating  expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset arrangements.  These waivers,  reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc. and Prudential  Investments
     LLC at any time.  After  accounting  for the waivers,  reimbursements  and offset  arrangements,  the  Portfolio's  actual  annual operating expenses were:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                     Portfolio Name                  Reimbursement
                                     --------------                  -------------
                         AST William Blair International Growth          1.24%
                         AST DeAM International Equity                   1.14%
                         AST DeAM Small-Cap Growth                       1.02%
                         AST DeAM Small-Cap Value                        1.15%
                         AST Goldman Sachs Mid-Cap Growth                1.31%
                         AST Marsico Capital Growth                      1.10%
                         AST Goldman Sachs Concentrated Growth           1.06%
                         AST DeAM Large-Cap Value                        0.99%
                         AST Alliance Growth and Income                  0.97%
                         AST DeAM Global Allocation                      0.14%
                         AST PIMCO Total Return Bond                     0.78%
                         AST Money Market                                0.59%
     Effective  May 1, 2004,  the  Investment  Managers  have  voluntarily  agreed to waive a portion of their fee equal to .05% of the average  daily net assets of the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio.  If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.
3        The Trust adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 of the  Investment  Company Act of 1940 to permit an affiliate of the Trust's Investment Managers to receive brokerage  commissions in connection with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolio.  The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote  distribution, shown as a percentage of Portfolio  average daily net assets.  The Distribution Plan does not limit the amount of commissions that may be directed under the Plan, so the amount  directed in future years may be greater than or less than the  percentage  shown in the chart above.  Overall brokerage  commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan.
4        Effective February 23, 2004, J.P. Morgan Investment  Management,  Inc. became sub-advisor of the Portfolio.  Prior to February
     23, 2004, Strong Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Strong International Equity."
5        Effective May 1, 2004,  State Street  Research and  Management  Company became  Sub-advisor of the Portfolio.  Prior to May 1,
     2004, Pilgrim Baxter & Associates served as Sub-advisor of the Portfolio, then named "AST PBHG Small Cap Growth."
6        Effective May 1, 2004,  Hotchkis and Wiley Capital Management LLC became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,
     INVESCO Funds Group, Inc. served as Sub-advisor of the Portfolio, then named "AST INVESCO Capital Income."
7        (a) The DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares of other AST  Portfolios  (the  "Underlying
     Portfolios").  The only  management  fee  directly  paid by the  Portfolio  is a 0.10%  fee paid to  American  Skandia  Investment
     Services,  Inc.  and  Prudential  Investments  LLC.  The  management  fee shown in the chart for the  Portfolio  is (i) that 0.10%
     management  fee paid by the Portfolio plus (ii) an estimate of the management  fees paid by the Underlying  Portfolios,  which are borne indirectly by investors in the Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each Underlying Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
     (b) The  DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares  of  other  AST  Portfolios  (the  "Underlying
     Portfolios").  The expense  information  shown in the chart for the Portfolio  reflects (i) the expenses of the  Portfolio  itself plus (ii) an  estimate  of the  expenses  paid by the  Underlying  Portfolios,  which are borne  indirectly  by  investors  in the
     Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each  Underlying  Portfolio as of
     December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.
8        Effective May 1, 2004,  Goldman Sachs Asset  Management,  L.P.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2004,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "AST Federated High Yield."
9        The Adviser of Wells Fargo  Variable  Trust has committed  through April 30, 2005 to waive fees and/or  reimburse  expenses to the extent necessary to maintain the Fund's net operating expenses as shown in the following table:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             Equity Value                                1.00%
                             Equity Income                               1.00%

10       The Fund has adopted a new form of  administrative  services and transfer  agency  agreements  which will be effective  May 1,
     2004.  As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
11       The Fund's  adviser is entitled to receive  reimbursement  from the Fund for fees and expenses paid for by the Fund's  adviser pursuant to expense limitation  commitments  between the Fund's adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current  expense limitations and the reimbursement is made within three years after the Fund's adviser incurred the expense.
12       As a result of a  reorganization  on April 30,  2004 of INVESCO  VIF  Telecommunications  into  INVESCO  VIF  Technology,  the
     Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.
13       Evergreen  Investment  Management  Company,  LLC  ("Evergreen")  may voluntarily  waive its fees and/or reimburse the Fund for certain of its  expenses  in order to reduce  expenses  as shown in the table  below.  Amounts  waived  and/or  reimbursed  may be recouped  up to a  period  of  three  years  following  the  end of the  fiscal  year in  which  the fee  waivers  and/or  expense reimbursements were made.  Evergreen may cease these voluntary waivers and/or reimbursements at any time.
                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.07%
                             Special Equity                              1.03%

14       ProFund  Advisors LLC has  contractually  agreed to waive  Investment  Advisory and Management  Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses,  as a percentage of average daily net assets, exceed 1.98%
     (1.73% for ProFund VP U.S.  Government  Plus) through  December 31, 2004.  After such date, any of the expense  limitations may be terminated  or revised.  Amounts  waived or reimbursed  in a particular  fiscal year may be repaid to ProFund  Advisors LLC within three years of the waiver or  reimbursement  to the extent that recoupment  will not cause the Portfolio's  expenses to exceed any expense  limitation in place at that time. A waiver or  reimbursement  lowers the expense ration and increases  overall returns to investors.
15       The Funds' Board of Trustees  reserve the right to suspend  payments  under the 12b-1 Plan at any time. On May 1, 2003,  12b-1 payments were  suspended for all Funds except the First Trust 10 Uncommon  Values  Portfolio.  Payments  under the 12b-1 Plan will resume effective May 1, 2004 for the Target Managed VIP Portfolio,  the Dow Dart 10 Portfolio, the Global Target 15 Portfolio, the
     S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
16       First Trust has  voluntarily  agreed to waive fees and  reimburse  expenses of the Funds  through  September 30, 2005 to limit
     Total Annual Fund Operating Expenses  (excluding  brokerage expense and extraordinary  expense) as shown in the table below. There can be no assurance  that First Trust will continue to waive fees and reimburse  expenses  after  September 30, 2005.  First Trust may seek  restitution  from the Funds for fees  waived and  expenses  reimbursed  within  three  years  following  such  waiver or reimbursement;  however,  the  restitution  is  limited  to the extent  that it would not cause a Fund to exceed  current  expense limitations.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------

                           First Trust(R)10 Uncommon Values               1.37%
                           Target Managed VIP                            1.47%
                           S&P Target 24                                 1.47%
                           The Dowsm DART 10                             1.47%
                           Value Line(R)Target 25                         1.47%
                           Global Target 15                              1.47%
                           Nasdaq Target 15                              1.47%

17   Effective  May 1, 2004,  William  Blair & Company,  LLC became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2004,  Prudential
     Investments LLC/Jennison Associates LLC served as Sub-advisor of the Portfolio, then named "SP Jennison International Growth."

EXPENSE EXAMPLES
These examples are designed to assist you in  understanding  the various  expenses you may incur with the Annuity over certain  periods of time based on specific  assumptions.  The examples reflect the Annual Maintenance Fee (when  applicable),  Insurance Charge, and the maximum total annual portfolio  operating  expenses for the underlying  Portfolio (shown above), as well as the maximum charges for the optional  benefits  that are offered  under the  Annuity  that can be elected in  combination  with one  another.  The  Securities  and
Exchange Commission ("SEC") requires these examples.

Below are examples  showing what you would pay in expenses at the end of the stated time periods for each  Sub-account had you invested
$10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only  allocate  Account  Value to the  Sub-account  with the maximum  total annual  portfolio operating  expenses for the underlying  Portfolio  (shown above),  not to a Fixed  Allocation;  (b) the Insurance Charge is assessed as
0.65% per year; (c) the Annual  Maintenance  Fee (when  applicable) is reflected as an asset-based  charge based on an assumed  average contract  size;  (d) you make no  withdrawals  of Account  Value  during  the period  shown;  (e) you make no  transfers,  withdrawals, surrender or other  transactions  for which we charge a fee during the period shown;  (f) no tax charge applies;  (g) the maximum total annual portfolio  operating  expenses for the underlying  Portfolio  (shown above) are reflected;  and (h) the charge for each optional benefit is reflected as an additional  charge equal to 0.50% of Protected  Income Value for the  Guaranteed  Minimum Income Benefit and
0.50% per year of the average daily net assets of the Sub-accounts for the Combination 5% Roll-up and Highest  Anniversary  Value Death
Benefit.  Amounts shown in the examples are rounded to the nearest dollar.

Expense  Examples are provided as follows:  1.) whether or not you surrender the Annuity at the end of the stated time period;  and 2.)
if you annuitize at the end of the stated time period.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE  UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS  - ACTUAL  EXPENSES  WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE  OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Whether or not you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $663                        $1,957                      $3,207                     $6,151
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $663                        $1,957                      $3,207                     $6,151
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment  option is a Sub-account of American  Skandia Life Assurance  Corporation  Variable  Account B (see "What are
Separate Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the  prospectus for any Portfolio in which you are  interested.  The following  chart  classifies  each of the Portfolios  based on our assessment of their  investment  style (as of the date of this  Prospectus).  The chart also provides a description of each Portfolio's investment  objective  (in  italics)  and a short,  summary  description  of their key  policies  to assist  you in  determining  which
Portfolios may be of interest to you.  There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are  Portfolios of American  Skandia Trust.  The investment  managers for AST are American  Skandia  Investment  Services,
Incorporated and Prudential  Investments LLC,  affiliated  companies of American Skandia.  However,  a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable annuity  contracts and variable life insurance  policies issued by insurance  companies,  or in some cases, to  participants in certain  qualified  retirement plans.  However,  some of the  Portfolios  available as  Sub-accounts  under the Annuity are managed by the same  portfolio  advisor or sub-advisor  as a retail  mutual fund of the same or similar  name that the  Portfolio  may have been modeled  after at its  inception.
Certain  retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail mutual funds and the Portfolios may be substantially  similar,  the actual  investments will differ to varying degrees.  Differences in the  performance  of the funds can be expected,  and in some cases could be  substantial.  You should not compare the  performance of a publicly  traded  mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a  Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and  management of the Portfolios  are found in the  prospectuses  for the underlying mutual  funds.  The current  prospectus  and statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling 1-800-766-4530.

=======================================================================================================================================
Effective  March 16, 2001, the Nova,  Ursa and OTC portfolios of Rydex Variable Trust will no longer be offered as  Sub-accounts  under the Annuity.  Owners of Annuities  issued on or after March 16, 2001 will not be allowed to allocate  Account  Value to the Rydex Nova,
Rydex  Ursa or Rydex OTC  Sub-accounts.  Except as noted  below,  Owners of  Annuities  issued  before  March 16,  2001,  and/or  their authorized  investment  professionals,  will no longer be able to allocate  additional  Account Value or make  transfers into the Rydex
Nova, Rydex Ursa or Rydex OTC  Sub-accounts.  Annuity Owners and/or their  authorized  investment  professionals  who elect to transfer
Account  Value out of the Rydex  Sub-accounts  on or after March 16, 2001 will not be allowed to transfer  Account Value into the Rydex
Sub-accounts  at a later date.  Bank drafting,  dollar cost averaging,  asset  allocation and rebalancing  programs that were effective before March 16, 2001 and included one or more of the Rydex  Sub-accounts  will be allowed to continue.  However,  no changes involving the Rydex Sub-accounts may be made to such programs.
=======================================================================================================================================

=======================================================================================================================================
Effective close of business June 28, 2002, the AST Goldman Sachs Small-Cap Value Portfolio is no longer offered as a Sub-account under the Annuity, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs.  If you never had a portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value
Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account.
=======================================================================================================================================

Effective May 1, 2004, the SP William Blair International Growth Portfolio (formerly the SP Jennison International Growth Portfolio)
is no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs.  If you never had a portion of your Account Value allocated to the SP William
Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity after May 1, 2004, you cannot allocate
Account Value to the SP William Blair International Growth Sub-Account.

Either of the above Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so.  We also reserve the right to offer or close each of the above Sub-accounts to all Owners that owned the Annuity prior to the respective close dates.

Please refer to Appendix A for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST JPMorgan  International  Equity (f/k/a AST Strong  International  Equity):  seeks long-term capital  growth by investing in a diversified  portfolio of  international  equity  securities.
                    The  Portfolio  seeks to meet its objective by investing,  under normal market  conditions,  at least 80% of its assets in a diversified  portfolio of equity  securities of companies  located
      EQUITY        or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity    J.P. Morgan
                    securities will ordinarily be traded on a recognized foreign  securities  exchange or traded in  Investment Management
                    a foreign  over-the-counter  market in the country where the issuer is principally  based,  but           Inc.
                    may also be traded in other countries including the United States.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST William Blair International  Growth (AST American Century  International Growth merged into this  Portfolio):  seeks  long-term  growth of capital.  The  Portfolio  pursues its  objective primarily  through  investments  in equity  securities  of issuers  located  outside the United
                    States.  The  Portfolio  normally  invests at least 80% of its total  assets in  securities  of
      EQUITY        issuers from at least five  different  countries,  excluding the United  States.  The Portfolio
                    invests primarily in companies  selected for their growth  potential.  Securities are generally      William Blair &
                    selected  without  regard to any defined  allocation  among  countries,  geographic  regions or     Company, L.L.C.
                    industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
                    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining      Deutsche Asset
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future     Management, Inc.
                    earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST State Street Research  Small-Cap  Growth (f/k/a AST PBHG Small-Cap  Growth):  seeks capital growth.  The Portfolio  pursues its objective by primarily  investing at least 80% of the value
 SMALL CAP GROWTH   of its assets in the common stocks of small-sized  companies,  whose market capitalizations are  State Street Research similar to market  capitalizations  of the  companies in the Russell 2000(R)Index at the time of  and Management Company the Portfolio's investment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP GROWTH   AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
                    securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Deutsche Asset
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000     Management, Inc.
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be   Federated Investment
      GROWTH        defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Growth Index. Up to 25% of the  Portfolio's  net assets may be invested in foreign  securities,    Global Investment
                    which are typically denominated in foreign currencies.                                              Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Small-Cap Value:  seeks long-term  capital  appreciation.  The Portfolio will seek its objective through  investments  primarily in equity securities that are believed to be undervalued in the marketplace.  The Portfolio  primarily seeks companies that are small-sized,
                    based on the value of their  outstanding  stock.  The  Portfolio  will  have a  non-fundamental   Goldman Sachs Asset
 SMALL CAP VALUE    policy to invest, under normal circumstances,  at least 80% of the value of its assets in small     Management, L.P.
                    capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests  its  assets.  The  Portfolio  generally  defines  small  capitalization  companies  as companies with a capitalization of $5 billion or less.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST Gabelli Small-Cap Value:  seeks to provide long-term capital growth by investing  primarily in  small-capitalization  stocks  that  appear to be  undervalued.  The  Portfolio  will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a capitalization  of $1.5 billion or less.  Reflecting a value approach
                    to  investing,  the Portfolio  will seek the stocks of companies  whose current stock prices do          GAMCO
                    not appear to adequately reflect their underlying value as measured by assets,  earnings,  cash     Investors, Inc.
                    flow or business franchises.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST DeAM Small-Cap Value:  seeks maximum growth of investors'  capital.  The Portfolio  pursues its  objective,  under normal  market  conditions,  by primarily  investing at least 80% of its total assets in the equity  securities of small-sized  companies  included in the Russell 2000(R)
                    Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio        Deutsche Asset
                    of equity  securities  which  approximates  the market  risk of those  stocks  included  in the     Management, Inc.
                    Russell 2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Goldman Sachs Mid-Cap Growth:  seeks long-term  capital growth.  The Portfolio  pursues its investment  objective,  by investing  primarily in equity securities  selected for their growth potential,  and  normally  invests  at  least  80%  of  the  value  of  its  assets  in  medium capitalization  companies.  For purposes of the  Portfolio,  medium-sized  companies  are those whose  market  capitalizations  (measured at the time of  investment)  fall within the range of
                    companies  in the  Standard & Poor's  MidCap  400  Index.  The  Sub-advisor  seeks to  identify     Goldman Sachs Asset
                    individual  companies with earnings  growth  potential that may not be recognized by the market     Management, L.P.
                    at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Neuberger  Berman Mid-Cap  Growth:  seeks capital growth.  Under normal market  conditions, the Portfolio  primarily invests at least 80% of its net assets in the common stocks of mid-cap companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index,  at the time of investment,  are considered
                    mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of       Neuberger Berman
                    large-cap companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing     Management Inc.
                    companies that are in new or rapidly evolving industries.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market conditions,  the
                    Portfolio  primarily  invests at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of
                    large-cap  companies as well as in small-cap  companies.  Under the Portfolio's  value-oriented     Neuberger Berman
                    investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are     Management Inc.
                    undervalued and that may rise in price before other investors realize their worth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S. exchanges or in the  over-the-counter  market.  The Portfolio may invest in the equity  securities of companies
      GROWTH        of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on       Fred Alger
                    the Sub-advisor's assessment of particular companies and market conditions.                         Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its objective by investing primarily in readily marketable equity securities including common stocks,  preferred stocks and  securities  that may be converted at a later time into common stock.  The Portfolio
      ALL-CAP       may invest in the  securities  of companies of all sizes,  and may  emphasize  either larger or
       VALUE        smaller  companies  at a  given  time  based  on the  Sub-advisor's  assessment  of  particular  GAMCO Investors, Inc.
                    companies and market  conditions.  The Portfolio  focuses on companies that appear  underpriced relative  to their  private  market  value  ("PMV").  PMV is the  value  that  the  Portfolio's
                    Sub-advisor believes informed investors would be willing to pay for a company.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource
      SECTOR        companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The      T. Rowe Price
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior     Associates, Inc.
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and related securities,  such as preferred stocks,  convertible securities and depositary receipts,
                    of companies that the  Sub-advisor  believes offer better than average  prospects for long-term      Massachusetts
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run    Financial Services
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign         Company
                    securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and
                    companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor      Marsico Capital
                    then looks for individual  companies with earnings growth  potential that may not be recognized     Management, LLC
                    by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs  Concentrated  Growth (AST DeAM Large-Cap Growth merged into this Portfolio):
                    seeks growth of capital in a manner  consistent with the  preservation of capital.  Realization of  income  is not a  significant  investment  consideration  and any  income  realized  on the
                    Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's  objective.  The
 LARGE CAP GROWTH   Portfolio  will pursue its objective by investing  primarily in equity  securities of companies   Goldman Sachs Asset
                    that  the  Sub-advisor  believes  have  potential  to  achieve  capital  appreciation  over the     Management, L.P.
                    long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30 - 45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Large-Cap Value:  seeks maximum growth of capital by investing  primarily in the value stocks  of  larger  companies.  The  Portfolio  pursues  its  objective,  under  normal  market conditions,  by  primarily  investing  at least  80% of the value of its  assets in the  equity
                    securities  of  large-sized   companies   included  in  the  Russell  1000(R)Value  Index.  The      Deutsche Asset
  LARGE CAP VALUE   Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)
                    Value Index,  but which  attempts to outperform  the Russell  1000(R)Value Index through  active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of its assets in growth  stocks of large  companies and  approximately  50% of its assets in value stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index        Alliance Capital
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic     Management, L.P.
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies
                    are undervalued on the basis of investor  reactions to near-term problems or circumstances even     Sanford C. Bernstein
                    though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual        & Co., LLC
                    companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   REAL ESTATE      AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues     Cohen & Steers
                    from the ownership,  construction,  financing, management or sale of real estate or that has at   Capital Management,
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate           Inc.
                    investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST American  Century Income & Growth (AST MFS Growth with Income merged into this  Portfolio):
                    seeks  capital  growth with current  income as a secondary  objective.  The  Portfolio  invests primarily in common stocks that offer  potential for capital growth,  and may,  consistent with
      GROWTH        its  investment  objective,  invest in stocks  that offer  potential  for current  income.  The     American Century
       AND          Sub-advisor  utilizes a  quantitative  management  technique  with a goal of building an equity        Investment
      INCOME        portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant     Management, Inc.
                    additional  risk and while  attempting to create a dividend yield that will be greater than the
                    S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common
      GROWTH        stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in     Alliance Capital
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business     Management, L.P.
                    prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    AST Hotchkis & Wiley Large-Cap Value (f/k/a AST INVESCO Capital  Income):  seeks current income and long-term growth of income, as well as capital appreciation.  The Portfolio invests,  under normal  circumstances,  at least 80% of its net assets plus borrowings for investment  purposes
                    in common stocks, of large cap U.S.  companies,  that have a high cash dividend or payout yield     Hotchkis & Wiley
                    relative to the market.  The  Sub-advisor  currently  considers large cap companies to be those   Capital Management,
                    with market  capitalizations  like those  founding  the Russell 1000 Index.  Additionally,  the           LLC
                    Portfolio can invest up to 20% of its total assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
     BALANCED       AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such      Deutsche Asset
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST     Management, Inc.
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCA-TION   AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth      T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").      T. Rowe Price
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including   International, Inc.
                    derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Goldman  Sachs High Yield (f/k/a AST Federated  High Yield):  seeks a high level of current income and may also  consider the potential for capital  appreciation.  The Portfolio  invests, under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield,  fixed-income  securities that,  at the time of purchase,  are  non-investment  grade  securities.  Non-investment  grade securities are securities rated BB, Ba or below by a NRSRO,  or, if unrated,  determined by the
                    Sub-advisor  to be of  comparable  quality.  The  Portfolio  may  invest  in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds, debentures,  notes and commercial paper), convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  securities  and preferred
                    stock.  The Portfolio may invest up to 25% of its total assets in  obligations  of domestic and    Goldman Sachs Asset
                    foreign  issuers  which  are  denominated  in  currencies  other  than the U.S.  dollar  and in     Management, L.P.
                    securities of issuers located in emerging countries  denominated in any currency.  Under normal market  conditions,  the Portfolio  may invest up to 20% of its net assets in investment  grade fixed-income securities, including U.S. Government Securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO  Total  Return Bond (AST DeAM Bond  merged  into this  Portfolio):  seeks to maximize total return consistent with  preservation of capital and prudent  investment  management.  The
                    Portfolio  will  invest in a  diversified  portfolio  of  fixed-income  securities  of  varying
                    maturities.  The average  portfolio  duration  of the  Portfolio  generally  will vary within a    Pacific Investment
                    three- to six-year time frame based on the Sub-advisor's forecast for interest rates.            Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective      Wells Capital
                    maturities of not more than 397 days.                                                               Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   GVIT Developing Markets (f/k/a Montgomery Variable Series - Emerging Markets):  seeks long-term
                    capital appreciation,  under normal conditions by investing at least 80% of its total assets in     Gartmore Global Asset
                    stocks of  companies  of any size  based in the  world's  developing  economies.  Under  normal        Management
                    market  conditions,  investments  are  maintained in at least six countries at all times and no  Trust/Gartmore Global
                    more than 35% of total assets in any single one of them.                                                Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP EQUITY   WFVT Equity Value:  seeks long-term  capital  appreciation and  above-average  dividend income.
                    The Portfolio  invests  primarily in equity  securities  that they believe are  undervalued  in
                    relation  to  various   valuation   measures,   and  that  have  strong  return  potential  and
                    above-average  dividend income.  The Portfolio  invests  principally in securities of companies    Wells Fargo Funds
                    with market capitalizations of $3 billion or more.                                                  Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.
                    The  Portfolio  invests  in the  common  stocks of large  U.S.  companies  with  strong  return
                    potential and above-average  dividend income.  The Portfolio invests  principally in securities    Wells Fargo Funds
                    of companies with market capitalizations of $3 billion or more.                                     Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
   STRATEGIC OR     Rydex Variable Trust - Nova: seeks to provide  investment results that match the performance of    Rydex Investments
                    a specific  benchmark  on a daily  basis.  The  Portfolio's  current  benchmark  is 150% of the performance  of the S&P 500(R)Index  (the  "underlying  index").  If the  Portfolio  meets  its objective,  the value of the Portfolio's  shares will tend to increase on a daily basis by 150%
                    of the value of any increase in the underlying  index.  When the value of the underlying  index
     TACTICAL       declines,  the value of the Portfolio's shares should also decrease on a daily basis by 150% of
   ALLOCATION      the value of any decrease in the underlying  index (e.g., if the underlying  index goes down by
                    5%,  the  value  of the  Portfolio's  shares  should  go down by 7.5% on that  day).  Unlike  a traditional  index  fund,  as its  primary  investment  strategy,  the  Portfolio  invests to a significant  extent in leveraged  instruments,  such as swap agreements,  futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   STRATEGIC OR     Rydex Variable Trust - Ursa: seeks to provide investment results that will inversely  correlate    Rydex Investments
                    to the performance of the S&P 500(R)Index (the "underlying  index").  If the Portfolio meets its objective,  the value of the  Portfolio's  shares will tend to increase  during  times when the value  of the  underlying  index is  decreasing.  When the  value  of the  underlying  index is increasing,  however,  the value of the Portfolio's  shares should decrease on a daily basis by an inversely  proportionate  amount (e.g., if the underlying  index goes up by 5%, the value of
     TACTICAL       the  Portfolio's  shares should go down by 5% on that day).  Unlike a  traditional  index fund,
   ALLOCATION      the Portfolio's  benchmark is to perform exactly  opposite the underlying  index,  and the Ursa
                    Fund will not own the securities  included in the  underlying  index.  Instead,  as its primary investment  strategy,  the  Portfolio  invests  to a  significant  extent  in  short  sales  of securities or futures  contracts and in options on  securities,  futures  contracts,  and stock indices.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Rydex Variable Trust - OTC: seeks to provide  investment results that correspond to a benchmark for  over-the-counter  securities.  The Portfolio's  current benchmark is the NASDAQ 100 Index(R)
                    (the "underlying  index").  If the Portfolio meets its objective,  the value of the Portfolio's shares  should  increase  on a daily  basis by the amount of any  increase  in the value of the
   STRATEGIC OR     underlying index.  However,  when the value of the underlying index declines,  the value of the
     TACTICAL       Portfolio's  shares  should also  decrease  on a daily  basis by the amount of the  decrease in    Rydex Investments
   ALLOCATION      value of the underlying  index.  The Portfolio  invests  principally in securities of companies included in the underlying  index. It also may invest in other  instruments  whose  performance is  expected  to  correspond  to that of the  underlying  index,  and may engage in futures and options transactions and enter into swap agreements.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment Funds - Dynamics:  seeks long-term  capital growth.  The Portfolio pursues its  objective  by normally  investing  at least 65% of its assets in common  stocks of mid-sized  companies  that are  included  in the  Russell  Midcap  Growth  Index at the time of
                    purchase,  or if not  included  in that  Index,  have market  capitalizations  of between  $2.5    INVESCO Funds Group,
                    billion and $15 billion at the time of purchase.                                                          Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment  Funds - Technology  (INVESCO VIF  Telecommunications  merged into this Portfolio):  seeks capital growth.  The Portfolio normally invests at least 80% of its net assets in the  equity  securities  and  equity-related  instruments  of  companies  engaged  in
                    technology-related  industries.  These  include,  but  are  not  limited  to,  various  applied    INVESCO Funds Group,
                    technologies,  hardware,  software,  semiconductors,  telecommunications equipment and services           Inc.
                    and service-related companies in information technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio normally  invests at least 80% of its net assets in the equity  securities  and  equity-related instruments of companies that develop,  produce or distribute  products or services  related to
                    health care. These companies  include,  but are not limited to, medical  equipment or supplies,     INVESCO Funds Group,
                    pharmaceuticals, biotechnology, and healthcare providers and service companies.                           Inc.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio normally  invests at least 80% of its net assets in the equity  securities  and  equity-related instruments of companies  involved in the financial  services sector.  These companies include,
                    but are not limited to, banks,  insurance companies,  investment and miscellaneous  industries,     INVESCO Funds Group,
                    and suppliers to financial services companies.                                                            Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen  VA  International  Equity  (f/k/a  Evergreen  VA  International  Growth and acquired
                    Evergreen  VA  Global  Leaders):  seeks  long-term  capital  growth  and,  secondarily,  modest income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries  with developed  markets and may purchase  across all    Evergreen Investment
                    market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in   Management Company,
                    securities  of  companies  in at least three  different  countries  (other than the U.S.).  The           LLC
                    Portfolio may also invest in emerging markets.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.    Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL
   EQUITY
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund  Advisors,  is composed of 30 companies whose  principal  offices are located in the
                    Asia/Pacific  region,  excluding Japan, and whose securities are traded on U.S. exchanges or on
      EQUITY        the NASDAQ as depository  receipts or ordinary shares. The component  companies in the ProFunds
                    Asia 30 Index are  determined  annually  based  upon  their U.S.  dollar-traded  volume.  Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related futures  contracts traded in the United States related to the Nikkei 225
                    Stock Average.  The Nikkei 225 Stock Average Index (Nikkei Index) is a modified  price-weighted index of the 225 most  actively  traded  and  liquid  Japanese  companies  listed  in the First
  INTER-NATIONAL    Section of the Tokyo Stock  Exchange.  The Nikkei  Index is  calculated  from the prices of the   ProFund Advisors LLC
      EQUITY        225  Tokyo  Stock  Exchange   (TSE)  First  Section  stocks   selected  to  represent  a  broad
                    cross-section  of  Japanese  industries  and the overall  performance  of the  Japanese  equity market.  Nihon  Keizai  Shimbun,  Inc.  is the  sponsor of the Index.  Companies  in the Nikkei
                    Index are  reviewed  annually.  Emphasis  is  placed  on  maintaining  the  Index's  historical continuity while keeping the Index composed of stocks with high market  liquidity.  The sponsor consults with various market experts,  considers  company specific  information and the overall composition of the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones  U.S.  Banks  Index.  The Dow Jones U.S.  Banks  Index
                    measures  the  performance  of the  banking  industry  of the  U.S.  equity  market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  Materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks;  major U.S.
                    domiciled  international banks; full line, life, and property and casualty insurance companies;
                    companies that invest,  directly or indirectly in real estate;  diversified financial companies such as Fannie  Mae,  credit card  insurers,  check  cashing  companies,  mortgage  lenders and investment  advisers;  securities  brokers and dealers,  including  investment banks,  merchant banks and online brokers; and publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Healthcare  Sector Index.  The Dow
                    Jones U.S.  Healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones Composite  Internet  Index.  The Dow Jones Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or  services  through an open network,  such as a web site.  Internet  Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the Dow Jones  U.S.  Pharmaceuticals  Index.  The Dow
                    Jones U.S.  Pharmaceuticals  Index measures the performance of the pharmaceuticals  industry of the U.S. equity market.  Component  companies include the makers of prescription  drugs such as birth control pills and vaccines,  and over-the-counter  drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange  Gold/Silver  Sector
                    Index. The  Philadelphia  Stock Exchange  Gold/Silver  Sector Index measures the performance of the gold and silver mining industry of the global equity market.  Component  companies  include companies  involved in the mining and production of gold,  silver,  and other precious  metals, precious stones and pearls.  The Index does not include  producers of commemorative  medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,  management  or  ownership  of shopping  malls,  apartment  buildings  and housing   ProFund Advisors LLC
                    developments;  and real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed-line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
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The S&P 500(R)Index is a measure of large-cap U.S. stock market  performance.  It is a capitalization  weighted index of 500 U.S.  operating companies and REITS selected by an S&P committee through a non-mechanical  process that factors criteria such as liquidity,  price,  market capitalization, financial viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  UltraBull:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index.  Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded  to one and one-half times (150%) the daily  performance of the S&P 500(R)Index. If
                    ProFund VP UltraBull is  successful in meeting its  objective,  its net asset value should gain
     S&P 500        approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises   ProFund Advisors LLC
                    on a given day.  Conversely,  its net asset value should lose approximately twice as much, on a percentage  basis,  as the Index when the Index  declines on a given day. Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)includes 100 of the largest  non-financial  domestic and  international  issues listed on the NASDAQ Stock Market. To be eligible for inclusion  companies  cannot be in bankruptcy  proceedings  and must meet certain  additional  criteria  including  minimum
trading  volume  and  "seasoning,"  requirements.   The  Index  is  calculated  under  a  modified   capitalization-weighted   methodology.
Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis..
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily performance of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC refers to securities  that do not trade on a U.S.  securities  exchange  registered  under the Securities
                    Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance  of the  NASDAQ-100  Index(R).  If ProFund VP UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P MidCap 400 Index(R)is a measure of mid-size  company U.S. stock market  performance.  It is a  capitalization  weighted index of 400
U.S.  operating  companies  and REITS.  Securities  are selected for inclusion in the index by an S&P  committee  through a  non-mechanical process that factors  criteria  such as liquidity,  price,  market  capitalization,  financial  viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra Value Index(R)is a market capitalization  weighted index comprised of the stocks in the S&P MidCap 400 Index that have  comparatively  low  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
  S&P MIDCAP 400    400/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in   ProFund Advisors LLC
                    the S&P MidCap 400 Index(R)that have  comparatively  high  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra  Value Index(R)is a market  capitalization  weighted index  comprised of the stocks in the S&P SmallCap  600/Barra Value Index(R)that have  comparatively  low  price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Value  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in the S&P SmallCap  600/Barra Growth Index(R)that have  comparatively high price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Growth  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)is a measure of small-cap U.S. Stock market  performance.  It is an adjusted market  capitalization  weighted index containing  approximately 2000 of the smallest  companies in the Russell 3000 Index or approximately 8% of the total market  capitalization of the Russell 3000 Index,  which in turn represents  approximately 98% of the investable U.S. equity market.  All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion.  Reconstitution  occurs  annually.  Securities are not replaced if they leave the index.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond
--------------------------------------------------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a percentage  basis,  as any daily  increase in the price of the Long Bond on a given day.  Conversely,  its net asset value should lose  approximately  one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued 30-year U.S.  Treasury Bond ("Long Bond").  In accordance with its  stated  objective,  the net  asset  value of  ProFund  VP  rising  Rates  Opportunity generally  should  decrease as interest  rates fall. If ProFund VP Rising Rates  Opportunity is successful  in meeting its  objective,  its net asset value should gain  approximately  one and one-quarter  times as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset value  should  lose  approximately  one and  one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The
                    Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
      BLEND         greatest  potential for capital  appreciation  during the next year. The stocks included in the    First Trust Advisors
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of           L.P.
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
 BLENDED STRATEGY   Target  Managed VIP:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common stocks of the most  attractive  companies that are identified  by a model based on six  uniquely  specialized  strategies  - The Dowsm DART 5, the
                    European  Target 20,  the  Nasdaq(R)Target 15, the S&P Target 24, the Target  Small Cap and the   First Trust Advisors
                    Value Line(R)Target 25.                                                                                    L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    The DowSM  DART 10:  seeks to  provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide  income and to have the  potential  for capital  appreciation.  The  Portfolio  invests
                    primarily in the common stocks of the ten companies in the DJIA that have the highest  combined   First Trust Advisors
                    dividend yields and buyback ratios on or about the applicable stock selection date.                       L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Global Target 15: seeks to provide  above-average  total return. The Portfolio seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide income and to have the potential for capital  appreciation.  The Portfolio invests primarily in
                    the common  stocks of the companies  which are  components  of the DJIA,  the  Financial  Times   First Trust Advisors
  GLOBAL EQUITY     Industrial  Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio  primarily           L.P.
                    consists of common stocks of the five  companies  with the lowest per share stock prices of the ten  companies in each of the DJIA, FT Index and Hang Seng Index,  respectively,  that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    S&P Target 24: seeks to provide  above-average  total return.  The  Portfolio  seeks to achieve its  objective by investing in common  stocks  issued by companies  that have the potential for
    LARGE CAP       capital  appreciation.  The Portfolio  invests  primarily in the common  stocks of  twenty-four   First Trust Advisors
      GROWTH        companies  selected from a subset of the stocks included in the Standard & Poor's 500 Composite           L.P.
                    Stock Price Index.  The subset of stocks will be taken from each of the eight largest  economic sectors of the S&P 500 Index based on the sector's market capitalization.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       Nasdaq(R)Target  15:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to have the potential for capital  appreciation.  The  Portfolio  invests  primarily in the common
      GROWTH        stocks of fifteen companies  selected from a pre-screened  subset of the stocks included in the    First Trust Advisors
                    Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.            L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The Prudential  Series Fund,  Inc. - SP William Blair  International  Growth (f/k/a SP Jennison
                    International  Growth):  seeks long-term growth of capital.  The Portfolio invests primarily in equity-related  securities  of foreign  issuers that the  Sub-adviser  thinks will  increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose      Prudential
                    earnings are growing at a faster rate than other  companies and that have above average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength     William Blair &
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at       Company, LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are trademarks of the  McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial  Averagesm",  "DJIAsm",  "Dow  Industrialssm",  "The Dowsm", and "The Dow 10sm", are service marks of Dow Jones &
Company,  Inc. ("Dow Jones") and have been licensed for use for certain  purposes by First Trust  Advisors L.P.  ("First  Trust").  The
portfolios,  including,  and in particular the Target Managed VIP portfolio and The DowSM DART 10 portfolio,  are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The  McGraw-Hill  Companies,  Inc. and have been  licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target  Managed VIP  Portfolio.  The  Portfolios
are not sponsored,  endorsed,  managed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation  regarding the advisability of investing in the Portfolio.

"The Nasdaq 100(R)",  "Nasdaq-100 Index(R)",  "Nasdaq Stock Market(R)",  and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market,
Inc.  (which  with its  affiliates  are the  "Corporations")  and have been  licensed  for use by First  Trust.  The  Nasdaq  Target 15
Portfolio and Target Managed VIP Portfolio have not been passed on by the  Corporations as to its legality or  suitability.  The Nasdaq
Target 15  Portfolio  and Target  Managed  VIP  Portfolio  are not  issued,  endorsed,  sponsored,  managed,  sold or  promoted  by the
Corporations.  The  Corporations  make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target
Managed VIP Portfolio.

"Value Line(R)," "The Value Line Investment  Survey," and "Value Line  TimelinessTM  Ranking  System" are registered  trademarks of Value
Line  Securities,  Inc. or Value Line  Publishing,  Inc. The Target  Managed  VIP(R)Portfolio is not  sponsored,  recommended,  sold or promoted by Value Line  Publishing,  Inc.,  Value  Line,  Inc.  or Value Line  Securities,  Inc.  ("Value  Line").  Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon  Values  portfolio is not  sponsored  or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks and trade names of Lehman  Brothers and of the "10
Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10
Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the  ProFunds  VP. The  ProFunds VP are not  sponsored,  endorsed,  sold,  or promoted by Standard & Poor's or
NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed Allocations of different  durations during the accumulation  period.  These "Fixed  Allocations" earn a guaranteed fixed rate of interest for a specified  period of time,  called the  "Guarantee  Period." In most  states,  we offer Fixed  Allocations  with
Guarantee  Periods from 1 to 10 years. We may also offer special purpose Fixed  Allocations  for use with certain  optional  investment programs.  We guarantee  the fixed rate for the entire  Guarantee  Period.  However,  if you withdraw or transfer  Account Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer based on a formula,  called a "Market Value
Adjustment."  The Market  Value  Adjustment  can either be  positive  or  negative,  depending  on the rates that are  currently  being credited on Fixed  Allocations.  Please refer to the section  entitled "How does the Market Value  Adjustment  Work?" for a description of the formula  along with examples of how it is  calculated.  You may allocate  Account  Value to more than one Fixed  Allocation at a time.

Fixed  Allocations may not be available in all states.  Availability of Fixed  Allocations is subject to change and may differ by state and by the  annuity  product  you  purchase.  Please  call  American  Skandia at  1-800-766-4530  to  determine  availability  of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES

The charges under the contracts are designed to cover, in the aggregate,  our direct and indirect costs of selling,  administering  and providing  benefits under the contracts.  They are also  designed,  in the aggregate,  to compensate us for the risks of loss we assume pursuant to the  contracts.  If, as we expect,  the charges that we collect  from the  contracts  exceed our total costs in  connection with the  contracts,  we will earn a profit.  Otherwise  we will incur a loss.  The rates of certain of our charges  have been set with reference  to  estimates  of the amount of  specific  types of expenses or risks that we will  incur.  In most cases,  this  prospectus identifies  such  expenses  or risks in the name of the  charge;  however,  the fact that any charge  bears the name of, or is designed primarily  to defray a  particular  expense or risk does not mean that the amount we collect  from that  charge will never be more than the amount of such  expense or risk.  Nor does it mean that we may not also be  compensated  for such  expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

WHAT ARE THE CONTRACT FEES AND CHARGES?

There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

Transfer Fee:  Currently,  you may make twenty (20) free transfers between  investment options each Annuity Year. We will charge $10.00 for each  transfer  after the  twentieth in each Annuity Year.  We do not consider  transfers  made as part of a dollar cost  averaging program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  asset  allocation or similar  program will be subject to the  twenty-transfer  limit.  However,  all transfers made on the same day will be treated as one (1) transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its Guarantee  Period are not subject to the Transfer Fee and are not counted  toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable each Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically or through other means that reduce our processing costs.
If enrolled in any program  that does not permit  transfer  requests to be  transmitted  electronically,  the  Transfer Fee will not be waived.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of  surrender.  Currently,  the  Annual  Maintenance  Fee is only  deducted  if your  Account  Value is less than  $50,000  on the anniversary  of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges:  Several  states and some  municipalities  charge premium taxes or similar taxes on annuities that we are required to pay.
The amount of tax will vary from  jurisdiction to jurisdiction  and is subject to change.  The tax charge currently ranges up to 3 1/2% of your premium and is designed to  approximate  the taxes that we are  required to pay. We  generally  will deduct the charge at the time the tax is imposed,  but may also decide to deduct the charge from each  Purchase  Payment at the time of a withdrawal  or surrender of your Annuity or at the time you elect to begin receiving  annuity  payments.  We may assess a charge against the  Sub-accounts  and the
Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an Insurance Charge daily against the average daily assets allocated to the  Sub-accounts.  The Insurance
Charge is the combination of the Mortality & Expense Risk Charge (0.50%) and the  Administration  Charge  (0.15%).  The total charge is equal to 0.65% on an annual  basis.  The  Insurance  Charge is intended to  compensate  American  Skandia for  providing  the insurance benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your beneficiaries even if the market declines and the risk that persons we guarantee  annuity  payments to will live longer than our  assumptions.  The charge also covers administrative costs associated with providing the Annuity benefits,  including  preparation of the contract,  confirmation statements,  annual account  statements and annual reports,  legal and accounting fees as well as various  related  expenses.  Finally, the charge covers the risk that our  assumptions  about the mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may  increase the portion of the total  Insurance
Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to Annuities  issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of  providing  the  guaranteed  insurance obligations  under the  Annuity  are less than the amount we deduct  for the  Insurance  Charge.  To the extent we make a profit on the
Insurance Charge,  such profit may be used for any other corporate  purpose,  including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The  Insurance  Charge  is not  deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the  amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Optional  Benefits  for which we assess a charge  solely  against the variable  investment  options:  If you elect to purchase  certain optional  benefits,  we  will  deduct  an  additional  charge  on a daily  basis  solely  from  your  Account  Value  allocated  to the
Sub-accounts.  The  additional  charge is  included  in the daily  calculation  of the Unit Price for each  Sub-account.  We may assess charges for other  optional  benefits on a different  basis as  described  elsewhere  in the  prospectus.  Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges  directly  against the  Portfolios.  However,  each  Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of  business  each day.  More detailed  information  about fees and charges can be found in the  prospectuses  for the  Portfolios.  Please  also see  "Service  Fees
Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted  when  determining  the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge  against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed  Allocations.  Any
Tax  Charge  applies  to  amounts  that are taken  from the  variable  investment  options  or the Fixed  Allocations.  A Market  Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain states,  we are required to pay a tax if and when you exercise your right to receive periodic annuity  payments.  The amount of the tax we must pay will depend on the applicable  jurisdiction.  When you  annuitize,  we will apply a charge of up to 3.5% of your
Account  Value,  depending on the  applicable  jurisdiction  to cover the tax we must pay. If you select a fixed  payment  option,  the amount of each fixed  payment  will depend on the Account  Value of your Annuity  when you elected to  annuitize.  There is no specific charge deducted from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance  expenses.
If you select a variable  payment option that we may offer,  then the amount of your benefits will reflect changes in the value of your
Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may reduce or eliminate the amount of the Annual  Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge.  Generally,  these types of changes will be based on a reduction to our sales,  maintenance or administrative  expenses due to the nature of the  individual or group  purchasing  the Annuity.  Some of the factors we might consider in making such a decision  are: (a) the size and type of group;  (b) the number of Annuities  purchased by an Owner;  (c) the amount of
Purchase  Payments  or  likelihood  of  additional  Purchase  Payments;  and/or (d) other  transactions  where  sales,  maintenance  or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase  Payment:  You must make a minimum initial Purchase Payment of $5,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase Payment provided that,  within the first
Annuity Year, you make at least $5,000 in total Purchase Payments.

Where allowed by law, initial and additional  Purchase  Payments in excess of $1,000,000  require our approval prior to acceptance.  We may apply certain  limitations  and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death  Benefit  protection  provided  under the  Annuity,  limiting  the right to make  additional  Purchase  Payments, changing  the  number of  transfers  allowable  under the  Annuity  or  restricting  the  Sub-accounts  or Fixed  Allocations  that are available.  Other limitations and/or restrictions may apply.

The minimum initial  Purchase  Payment is reduced to $1,000 on Annuities  owned by: (a) any parent company,  affiliate or subsidiary of ours; (b) an officer,  director,  employee,  retiree, sales representative,  or in the case of an affiliated broker-dealer,  registered representative of such company; (c) a director,  officer or trustee of any underlying mutual fund; (d) a director,  officer or employee of any investment  manager,  sub-advisor,  transfer agent,  custodian,  auditing,  legal or  administrative  services  provider that is providing investment  management,  advisory,  transfer agency,  custodianship,  auditing,  legal and/or  administrative  services to an underlying  mutual  fund or any  affiliate  of  such  firm;  (e) a  director,  officer,  employee  or  registered  representative  of a broker-dealer  or  insurance  agency  that has a then  current  selling  agreement  with us and/or  with  American  Skandia  Marketing,
Incorporated;  (f) a director,  officer,  employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting,  claims, administrative,  computer support, marketing, office or other services; (g) the then current  spouse of any such person  noted in (b) through  (f),  above;  (h) the  parents of any such person  noted in (b) through  (g), above;  (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above;  and (j) the siblings of any such persons noted in (b) through (h) above.

Except as noted below,  Purchase  Payments  must be  submitted  by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may  also  be  submitted  via  1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your  investment  professional's broker-dealer  firm.  Additional  Purchase  Payments may also be applied to your Annuity under an  arrangement  called "bank  drafting"
where you  authorize  us to  deduct  money  directly  from your bank  account.  We may  reject  any  payment  if it is  received  in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions:  There is no age restriction to purchase the Annuity.  However,  the basic Death Benefit provides greater  protection for persons under age 85. There is no Contingent  Deferred Sales Charge  deducted upon  surrender or partial  withdrawal.  However,  if you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain. The availability  and level of protection of certain  optional  benefits may vary based on the age of the Owner as of the Issue Date of the
Annuity or the date of the Owner's death.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more
Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name  more than one Owner in which  case all  ownership
         -----
       rights are held jointly.  However,  this Annuity does not provide a right of survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the person we agree to make  annuity  payments  to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for Contingent
       Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the person(s) or entity you name to receive the death  benefit.  If no beneficiary is named
         -----------
       the death benefit will be paid to you or your estate.

Your right to make certain  designations  may be limited if your Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax  treatment  under  the Code.  You  should  seek  competent  tax  advice on the  income,  estate  and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where  allowed by law,  such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a  spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments,a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse unless you elect an alternative Beneficiary designation.  Unless you elect an alternative Beneficiary designation,  upon the death of either spousal Owner, the  surviving  spouse may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit  payment.  The Death Benefit that would have been payable will be the new Account  Value of the Annuity as of the date of due proof of death and any required  proof of a spousal  relationship.  As of the date the  assumption  is effective,  the surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new purchaser of the same attained  age. For purposes of  determining  any future Death
Benefit for the  beneficiary  of the  surviving  spouse,  the new Account Value will be  considered  as the initial  Purchase  Payment.
However,  any additional  Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the
Annuity.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the  Annuitant, the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account
Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required proof of the spousal  relationship)  will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after  purchasing  your  Annuity  you change  your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."  Depending  on the state in which you purchased your Annuity,  and, in some states,  if you purchased the Annuity as a replacement for a prior contract,  the right to cancel period may be ten (10) days,  twenty-one  (21) days or longer,  measured from the time that you received  your  Annuity.  If you return your Annuity,  during the applicable  period,  we will refund your current Account Value plus any tax charge deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account  Value or the amount of your initial Purchase Payment, whichever is greater.  The same rules may apply to an Annuity that is purchased as an IRA.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional  Purchase  Payment is $100 unless you participate in American  Skandia's  Systematic
Investment Plan or a periodic  purchase payment program.  We will allocate any additional  Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank account and
              ----------
applying it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "American
Skandia's  Systematic  Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable  investment options when  applied.  Bank  drafting  allows you to invest in your  Annuity with a lower  initial  Purchase  Payment,  as long as you authorize  payments  that will  equal at least  $5,000  during  the first 12 months of your  Annuity.  We may  suspend  or cancel  bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer sponsors such a program,  we may agree to accept  periodic  Purchase  Payments  through  a salary  reduction  program  as long as the  allocations  are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $5,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase  Payment in the  Annuity.  The net Purchase
Payment is your initial  Purchase  Payment  minus any tax charges  that may apply.  On your  application  we ask you to provide us with instructions  for allocating your Account Value.  You can allocate  Account Value to one or more variable  investment  options or Fixed
Allocations.

Subsequent  Purchase  Payments:  We will allocate any additional  Purchase  Payments you make according to your most recent  allocation instructions.  If any rebalancing or asset allocation  programs are in effect,  the allocation  should conform with such a program.  We assume that your most recent  allocation  instructions  are valid for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account you allocate  Account Value to at the time of any  allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining Account Value in the Sub-account pro rata to the other investment  options to which you transferred.

We  may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based  on  the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable  securities exchange (generally,  3:00 p.m. Eastern time) to be processed  on the  current  Valuation  Day.  The  "cut-off"  time for such  financial  transactions  involving  a Rydex or  ProFunds VP
Sub-account will be extended to1/2hour prior to any announced closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

Currently,  we charge $10.00 for each transfer  after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  asset  allocation or similar  program which you have  authorized.  Transfers made as part of a dollar cost averaging program do not count toward the twenty free  transfer  limit.  Renewals or transfers of Account  Value from a Fixed  Allocation  at the end of its  Guarantee  Period are not  subject to the  transfer  charge.  We may reduce  the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing  costs. If enrolled in any program that does not permit transfer requests to be transmitted  electronically,  the
Transfer Fee will not be waived.

Once you have made 20 transfers among the  Sub-accounts  during an Annuity Year, we will accept any additional  transfer request during that year only if the request is submitted to us in writing with an original  signature  and  otherwise is in good order.  For purposes of this 20 transfer  limit,  we (i) do not view a facsimile  transmission as a "writing",  (ii) will treat multiple  transfer  requests submitted  on the same  business  day as a single  transfer,  and (iii) do not count any  transfer  that solely  involves  Sub-accounts corresponding  to any ProFund  Portfolio and/or Rydex Portfolio  and/or the AST Money Market  Portfolio,  or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

Frequent  transfers among  Sub-accounts in response to short-term  fluctuations in markets,  sometimes called "market timing," can make it very  difficult for a Portfolio  manager to manage a  Portfolio's  investments.  Frequent  transfers may cause the Portfolio to hold more cash than otherwise  necessary,  disrupt management  strategies,  increase  transaction costs, or affect performance.  The Annuity offers Sub-accounts  designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts  corresponding to the ProFund  Portfolios,  the Rydex  Portfolios  and the AST Money Market  Portfolio),  and we  encourage  Owners  seeking  frequent transfers to utilize those Sub-accounts.

In light of the risks  posed to Owners  and  other  investors  by  frequent  transfers,  we  reserve  the right to limit the  number of transfers  in any Annuity  Year for all  existing or new Owners and to take the other  actions  discussed  below.  We also  reserve the right to limit the number of transfers in any Annuity  Year or to refuse any  transfer  request for an Owner or certain  Owners if: (a)
we believe that excessive  transfer  activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental  effect on Unit  Values or the share  prices  of the  Portfolios;  or (b) we are  informed  by a  Portfolio  (e.g.,  by the
Portfolio's  portfolio  manager) that the purchase or redemption  of shares in the Portfolio  must be restricted  because the Portfolio believes the transfer  activity to which such purchase and  redemption  relates would have a detrimental  effect on the share prices of the affected  Portfolio.  Without  limiting the above,  the most likely  scenario where either of the above could occur would be if the aggregate  amount of a trade or trades  represented a relatively  large  proportion of the total assets of a particular  Portfolio.  In furtherance of our general  authority to restrict  transfers as described  above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

o        With respect to each Sub-account  (other than the AST Money Market  Sub-account,  or a Sub-account  corresponding to a ProFund
         Portfolio or a Rydex  Portfolio),  we track  amounts  exceeding a certain  dollar  threshold  that were  transferred  into the
         Sub-account.  If you transfer  such amount into a particular  Sub-account,  and within 30 calendar  days  thereafter  transfer
         (the  "Transfer  Out") all or a portion of that  amount into  another  Sub-account,  then upon the  Transfer  Out,  the former
         Sub-account  becomes restricted (the "Restricted  Sub-account").  Specifically,  we will not permit subsequent  transfers into the  Restricted  Sub-account  for 90  calendar  days  after  the  Transfer  Out if the  Restricted  Sub-account  invests  in a non-international  Portfolio,  or 180  calendar  days  after the  Transfer  Out if the  Restricted  Sub-account  invests in an international  Portfolio.  For  purposes  of this  rule,  we (i) do not count  transfers  made in  connection  with one of our systematic programs,  such as asset allocation and automated withdrawals;  (ii) do not count any transfer that solely involves
         Sub-accounts  corresponding to any ProFund Portfolio and/or Rydex Portfolio and/or the AST Money Market  Portfolio;  and (iii)
         do not  categorize as a transfer the first  transfer  that you make after the Issue Date, if you make that transfer  within 30 calendar days after the Issue Date.  Even if an amount becomes  restricted  under the foregoing  rules,  you are still free to redeem the amount from your Annuity at any time.
o        We reserve the right to effect  exchanges on a delayed basis for all  contracts.  That is, we may price an exchange  involving the  Sub-accounts  on the business day  subsequent  to the business  day on which the exchange  request was  received.  Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
o        If we deny one or more  transfer  requests  under the  foregoing  rules,  we will inform you or your  investment  professional promptly of the circumstances concerning the denial.
o        We will not implement these rules in jurisdictions  that have not approved contract language  amendments  authorizing us to do so, or may  implement  different  rules in  certain  jurisdictions  if  required  by such  jurisdictions.  Contract  owners in jurisdictions  with such limited  transfer  restrictions,  and contract  owners who own  variable  life  insurance or variable annuity contracts  (regardless of jurisdiction)  that do not impose the  above-referenced  transfer  restrictions,  might make more numerous and frequent  transfers than contract owners who are subject to such  limitations.  Because  contract owners who are not subject to the same transfer  restrictions  may have the same  underlying  mutual fund  portfolios  available to them, unfavorable  consequences  associated with such frequent trading within the underlying  mutual fund (e.g.,  greater  portfolio turnover,  higher  transaction  costs,  or  performance  or tax  issues)  may affect all  contract  owners.  Similarly,  while contracts  managed by an  investment  professional  or third  party  investment  adviser are  subject to the  restrictions  on transfers  between  investment  options that are  discussed  above,  if the adviser  manages a number of Contracts in the same fashion  unfavorable  consequences  may be  associated  with  management  activity  since it may  involve  the  movement  of a substantial  portion of underlying  mutual fund assets which may affect all contract owners invested in the affected  options.
         Apart from  jurisdiction-specific  and contract  differences  in transfer  restrictions,  we will apply these rules  uniformly
         (including contracts managed by an investment  professional or third party investment adviser),  and will not waive a transfer restriction for any contract owner.

Although our transfer  restrictions  are designed to prevent  excessive  transfers,  they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only, principal plus earnings or a flat dollar amount.  Dollar Cost Averaging  allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This  enables you to purchase  more units when the market price is low and fewer units when the market price is high.  This may result in a lower  average cost of units over time.  However,  there is no guarantee  that  Dollar Cost  Averaging  will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If transferring  principal plus earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar  Cost  Averaging  program is  established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a  declining  balance due to the  transfers  of Account  Value to the  Sub-accounts  during the  Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

Dollar Cost Averaging program is not available if you elect the Guaranteed Return Option PlusSM or Guaranteed Return Option programs.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes.  During the  accumulation  period,  we offer  automatic  rebalancing  among the variable  investment  options you choose.  You can choose  to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the  appropriate  date,  your  variable investment  options are rebalanced to the allocation  percentages you request.  For example,  over time the performance of the variable investment  options  will  differ,  causing  your  percentage  allocations  to shift.  With  automatic  rebalancing,  we  transfer  the appropriate  amount  from the  "overweighted"  Sub-accounts  to the  "underweighted"  Sub-accounts  to return your  allocations  to the percentages  you  request.  If you request a transfer  from or into any  variable  investment  option  participating  in the  automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum number of free transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?
Yes. During the  accumulation  period,  we may offer different asset allocation  programs  designed for American Skandia by Morningstar
Associates,  LLC.  Each program is available to Annuity  Owners at no additional  charge.  Each program is designed as a tool to enable you and  your  investment  professional  to  develop  an  asset  allocation  program  that is  appropriate  for  you.  Your  investment professional  will help you to complete an investor  questionnaire  that will help you and your  investment  professional  to determine whether  participating  in a program  is  appropriate  for you and to  determine  your  investment  style from which you can choose the available model portfolios.  We offer programs where you and your investment  professional  choose from the available  Sub-accounts for each asset class in the model  portfolio  you have chosen  based on your  answers to the  questionnaire.  You may change your  selected
Sub-accounts  at any time. We also offer programs where the  Sub-accounts  for each asset class in each model  portfolio are designated based on an objective  evaluation of the available  Sub-accounts.  If you elect the second type of program,  the selected  Sub-accounts within a model portfolio may change  periodically.  Under these programs,  assets allocated to the program are rebalanced on a periodic basis based on suggested  changes to the allocation  percentages for an asset class within a model portfolio or based on changes in the value of the Sub-accounts.  Each asset allocation  program is subject to additional  limitations and restrictions  which are more fully described in the enrollment form for the programs.

Asset  allocation  is a  sophisticated  method of  diversification  which  allocates  assets  among  asset  classes  in order to manage investment  risk and enhance  returns over the long term.  However,  asset  allocation does not guarantee a profit or protect against a loss. You are not obligated to  participate or to invest  according to the program  recommendations.  American  Skandia does not intend to provide  any  personalized  investment  advice in  connection  with these  programs  and you  should not rely on these  programs  as providing  individualized  investment  recommendations  to you.  The asset  allocation  programs  do not  guarantee  better  investment results.  We reserve  the right to  terminate  or change the asset  allocation  programs  at any time.  You  should  consult  with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for  investors  who wish to invest in the variable  investment  options but also wish to protect their  principal,  as of a specific  date in the future.  They are the Balanced  Investment  Program and the  Guaranteed  Return Option
PlusSM.  (The  Guaranteed  Return Option PlusSM (GRO PlusSM) is not yet available in all states.  In those states where GRO Plus is not available we offer the  Guaranteed  Return  Option  (GRO).) Both the Balanced  Investment  Program and GRO Plus allow you to allocate a portion of your Account Value to the available  variable  investment options while ensuring that your Account Value will at least equal your  contributions  adjusted for  withdrawals  and transfers on a specified  date.  Under GRO Plus,  Account Value is allocated to and maintained in Fixed  Allocations  to the extent we, in our sole  discretion,  deem it is necessary to support our  guarantee  under the program.  This differs from the Balanced  Investment  Program where a set amount is allocated to a Fixed  Allocation  regardless of the performance  of the  underlying  Sub-accounts  or the interest rate  environment  after the amount is allocated to a Fixed  Allocation.
Generally,  more of your Account Value will be allocated to the variable  investment  options under the GRO Plus program than under the
Balanced  Investment  Program  (although in periods of poor market  performance,  low interest rates and/or as the option progresses to its maturity  date,  this may not be the case).  You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed.  In addition,  as with most return of premium  programs,  amounts that are available to allocate  to the  variable  investment  options may be  substantially  less than they would be if you did not elect a return of premium program.  This means that, if investment  experience in the variable  investment  options were positive,  your Account Value would grow at a slower  rate than if you did not elect a return of  premium  program  and  allocated  all of your  Account  Value to the  variable investment options.

Balanced Investment Program
We offer a balanced  investment  program  where a portion of your Account  Value is allocated to a Fixed  Allocation  and the remaining
Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  Program, you choose the  duration  that you wish the  program to last.  This  determines  the  duration  of the  Guarantee  Period for the Fixed
Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate  the portion of your Account  Value that must be allocated to the Fixed Allocation to grow to a specific  "principal amount" (such as your initial Purchase  Payment).  We determine the amount  based on the rates then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals  or  transfers  from the Fixed  Allocation  before the end of the  Guarantee  Period  will terminate  the program and may be subject to a Market Value  Adjustment.  You can transfer the Account  Value that is not  allocated to the Fixed  Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate  to the  variable investment  options  is  subject  to market  fluctuations  and may  increase  or  decrease  in  value.  We do not  deduct a charge  for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed  Allocation with a 10-year  Guarantee Period.  The rate for the 10-year  Guarantee Period is 2.50%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.781198 for  determining how much of your Account Value will be allocated to the
         Fixed  Allocation.  That means that  $78,120  will be  allocated  to the Fixed  Allocation  and the  remaining  Account  Value
         ($21,880)  will be  allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period  following  commencement of the program
("maturity  date") and on each  anniversary  of the  maturity  date  thereafter,  the Owner's  Account  Value will not be less than the
Account  Value on the  effective  date of the  program.  The  program  also  offers  the Owner the  option to elect a second,  enhanced guarantee amount at a higher Account Value subject to a separate  maturity period (and its  anniversaries).  The GRO PlusSM program may be appropriate if you wish to protect a principal  amount (called the "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control of your available Account Value among the variable  investment  options to participate in market  experience.  Under the GRO PlusSM program,  you give us the right to allocate amounts to Fixed Allocations as needed to support the  guarantees  provided.  The  available  Account  Value is the amount not  allocated to the Fixed  Allocations  to support  the  guarantees  provided.  There is a fee  associated  with  this  program.  See  "Living  Benefit  Programs,"  later in this
Prospectus, for more information about this program.

DOES MY INVESTMENT PROFESSIONAL HAVE PERMISSION TO MANAGE MY ACCOUNT?
Yes. Unless you direct  otherwise,  your investment  professional may direct the allocation of your Account Value and request financial transactions  between investment  options while you are living,  subject to our rules.  Unless you tell us otherwise,  we deem that all transactions  that are directed by your  investment  professional  with respect to your Annuity have been  authorized  by you. You must contact us  immediately  if and when you revoke  such  authority.  We will not be  responsible  for  acting on  instructions  from your investment  professional if you fail to inform us that such person's authority has been revoked.  We may also suspend,  cancel or limit these privileges at any time.  We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes. You may engage your own  investment  advisor to manage your account.  These  investment  advisors may be firms or persons who also are appointed by us, or whose  affiliated  broker-dealers  are appointed by us, as authorized  sellers of the Annuity.  Even if this is the case,  however,  please note that the investment  advisor you engage to provide advice and/or make transfers for you, is not acting on our  behalf,  but rather is acting on your  behalf.  We do not offer  advice  about how to  allocate  your  Account  Value under any circumstance.  As such, we are not responsible for any  recommendations  such investment  advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is charged by your  investment  advisor is in addition to the fees and  expenses  that apply  under your  Annuity.  If you authorize your  investment  advisor to withdraw  amounts from your Annuity to pay for the  investment  advisor's fee, as with any other withdrawal  from your Annuity,  you may incur adverse tax  consequences,  a CDSC and/or a market value  adjustment.  Withdrawals to pay your investment  advisor (to the extent permitted)  generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce  proportionately  the Annuity's  guaranteed minimum death benefit. We are not a party to the agreement  you have with your  investment  advisor  and do not verify that  amounts  withdrawn  from your  annuity,  including  amounts withdrawn to pay for the  investment  advisor's fee, are within the terms of your agreement  with your  investment  advisor.  You will, however,  receive  confirmations  of  transactions  that  affect  your  Annuity.  If your  investment  advisor  has also  acted as your investment  professional with respect to the sale of your Annuity,  he or she may be receiving  compensation for services provided both as  an  investment  professional  and  investment  advisor.  Alternatively,  the  investment  advisor  may  compensate  the  investment professional  from whom you purchased your annuity for the referral that led you to enter into your  investment  advisory  relationship with the investment  advisor.  If you are interested in the details about the  compensation  that your  investment  advisor and/or your investment professional receive in connection with your Annuity, you should ask them for more details.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment advisors who you authorize to make financial  transactions on your behalf. We may require investment  professionals or investment advisors,  who are authorized by multiple  contract owners to make financial  transactions,  to enter into an  administrative  agreement with American
Skandia as a condition of our  accepting  transactions  on your behalf.  The  administrative  agreement may impose  limitations  on the investment  professional's  or investment  advisor's ability to request  financial  transactions on your behalf.  These limitations are intended to minimize the detrimental  impact of an investment  professional who is in a position to transfer large amounts of money for multiple  clients in a particular  Portfolio or type of portfolio or to comply with specific  restrictions or limitations  imposed by a
Portfolio(s) on American Skandia.  Contracts  managed by your investment  professional also are subject to the restrictions on transfer between  investment  options that are  discussed  in the section  entitled  "ARE THERE  RESTRICTIONS  OR CHARGES ON  TRANSFERS  BETWEEN
INVESTMENT  OPTIONS?."  Since  transfer  activity  under  contracts  managed by an investment  professional  or third party  investment adviser may result in unfavorable  consequences to all contract  owners invested in the affected  options we reserve the right to limit the investment  options available to a particular Owner whose contract is managed by the advisor or impose other transfer  restrictions we deem  necessary.  The  administrative  agreement  may  limit the  available  investment  options,  require  advance  notice of large transactions,  or impose other trading limitations on your investment  professional.  Your investment  professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment  professional  transmit all financial  transactions using the electronic trading  functionality  available through our Internet website  (www.americanskandia.prudential.com).  Limitations that we may impose on your investment  professional or investment advisor under the terms of the administrative  agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit  the fixed  interest  rate to the Fixed  Allocation  throughout  a set  period of time  called a  "Guarantee  Period".  Fixed
Allocations  currently are offered with Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations available in the future,  including Fixed Allocations  offered  exclusively for use with certain optional  investment  programs.  Fixed
Allocations  may not be available in all states and may not always be available for all Guarantee  Periods  depending on market factors and other considerations.

The interest  rate credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period begins and does not change during the Guarantee  Period.  The rates are an effective annual rate of interest.  We determine the interest rates for the various  Guarantee
Periods.  At the time that we confirm  your Fixed  Allocation,  we will  advise  you of the  interest  rate in effect and the date your
Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations at any time. Any change in interest rate does not affect  Fixed  Allocations  that  were in  effect  before  the date of the  change.  To  inquire  as to the  current  rates  for  Fixed
Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar  cost  averaging  program  (see "Do You Offer  Dollar Cost  Averaging?")  or a balanced investment  program (see "Do you offer  programs  designed to guarantee a "Return of Premium" at a future  date?").  The interest  rate credited to Fixed  Allocations  offered to this class of purchasers may be different than those offered to other  purchasers who choose the same Guarantee Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining  the fixed  interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations  will reflect the  investment  returns  available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include  cash,  debt  securities  guaranteed by the United  States  government  and its agencies and  instrumentalities,  money market  instruments,  corporate debt obligations of different  durations,  private  placements, asset-backed  obligations  and municipal  bonds.  In  determining  rates we also  consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity  of the markets for the type of  investments  we make, commissions,  administrative  and investment  expenses,  our insurance  risks in relation to the Fixed  Allocations,  general  economic trends and  competition.  Some of these  considerations  are similar to those we consider in determining  the Insurance  Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation  in an existing  Annuity at a rate not less than the rate we are then  crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we  credit  for a  Fixed  Allocation  is  subject  to a  minimum.  Please  refer  to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw Account Value from a Fixed Allocation  before the end of its Guarantee  Period, we will adjust the value of your investment  based on a formula,  called a "Market Value  Adjustment" or "MVA".  The Market Value  Adjustment  formula compares the interest  rates credited for Fixed  Allocations at the time you invested,  to interest rates being credited when you make a transfer or withdrawal.  The amount of any Market Value  Adjustment can be either  positive or negative,  depending on the rates that are currently being  credited on Fixed  Allocations.  In certain  states the amount of any Market Value  Adjustment may be limited under state law or regulation.  If your  Annuity is governed by the laws of that state,  any Market Value  Adjustment  that applies will be subject to our rules for complying with such law or regulation.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                      [(1+I) / (1+J+0.0010)]N/12

                                                                where:

                  I is the fixed  interest  rate we  guaranteed  to credit to the Fixed  Allocation as of its starting date;

                  J is the fixed  interest  rate for your class of annuities at the time of the  withdrawal  for a new
                                                                                                                   ---
                  Fixed  Allocation  with a Guarantee  Period equal to the remaining  number of years in your original
                  Guarantee Period;

                  N is the number of months remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/12.

If the  transfer or  withdrawal  does not occur on the yearly or monthly  anniversary  of the  beginning of the Fixed  Allocation,  the numbers used in 'J' and 'N' will be rounded to the next highest integer.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years.
|X|      The interest rate for your Fixed Allocation is 5.0% (I = 5.0%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw  the entire Fixed  Allocation  after  exactly  three (3)
         years, therefore 24 months remain before the Maturity Date (N = 24).

Example of Positive MVA
Assume that at the time you request the withdrawal,  the fixed interest rate for a new Fixed  Allocation with a Guarantee  Period of 24 months is 3.5% (J = 3.5%).  Based on these assumptions, the MVA would be calculated as follows:

                                   MVA Factor = [(1+I)/(I+J+0.0010)]N/12 = [1.05/1.036]2 = 1.027210
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $59,456.20.

Example of Negative MVA
Assume that at the time you request the withdrawal,  the fixed interest rate for a new Fixed  Allocation with a Guarantee  Period of 24 months is 6.0% (J = 6.0%).  Based on these assumptions, the MVA would be calculated as follows:

                                   MVA Factor = [(1+I)/(1+J+0.0010)]N/12 = [1.05/1.061)]2 = 0.979372
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $56,687.28.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation  is the last day of the  Guarantee  Period.  Before the Maturity  Date,  you may choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed
Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will not charge a MVA if you choose to renew a Fixed  Allocation  on its Maturity  Date or transfer the Account  Value to one or more  variable  investment  options.  We will notify you before  the end of the  Guarantee  Period  about the fixed  interest  rates  that we are  currently  crediting  to all Fixed
Allocations  that are being  offered.  The rates being credited to Fixed  Allocations  may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed  Allocation  on its  Maturity  Date or transfer the Account  Value to one or more  variable investment options.

If you do not specify how you want a Fixed  Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed  Allocation of the same duration if then  available.  If a Fixed  Allocation of the same duration is not available,  it will be renewed to the next shortest Guarantee Period then currently available for new allocations and renewals.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the  accumulation  period you can access your Account Value  through  Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax purposes,  Minimum  Distributions.  You can also surrender your Annuity at any time.  There is no Contingent  Deferred
Sales  Charge  applied  upon  surrender  or partial  withdrawal.  However,  if you  surrender  your  Annuity,  we may deduct the Annual
Maintenance  Fee,  any Tax Charge that applies and the charge for any optional  benefits.  We may also apply a Market Value  Adjustment to any Fixed  Allocations  being  withdrawn or surrendered.  Unless you notify us differently,  withdrawals are taken pro-rata based on the Account Value in the investment  options at the time we receive your withdrawal  request.  Each of these types of  distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your
"tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary  income  taxation  on the amount of any investment  gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income  taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment.  The Code and  regulations  have  "exclusionary  rules" that we use to determine  what portion of each annuity payment  should  be  treated  as a  return  of any tax  basis  you have in the  Annuity.  Once the tax  basis in the  Annuity  has been distributed,  the  remaining  annuity  payments  are  taxable as  ordinary  income.  The tax basis in the  Annuity  may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

Special Rules for Distributions to Pay Advisory Fees
We treat partial withdrawals to pay advisory fees as taxable distributions unless:
|X|      your Annuity is being used in  conjunction  with a "qualified"  retirement  plan (plans meeting the  requirements  of Sections
     401, 403 or 408 of the Code); and
|X|      in relation to Section 403 or 408 plans,  you and your  Advisor  provide  acceptable  proof to us,  limiting the source of the
     Advisor's compensation to the assets of an applicable qualified retirement plan, and making certain other representations.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes,  you can make a  withdrawal  during  the  accumulation  period.  We call this a  "Partial  Withdrawal."  The  amount  that you may withdraw will equal your  Surrender  Value as of the date we process the  withdrawal  request.  There is no Contingent  Deferred  Sales
Charge  applied if you surrender  your Annuity or make a partial  withdrawal.  After any Partial  Withdrawal,  your Annuity must have a
Surrender Value of at least $1,000, or we may treat the Partial  Withdrawal  request as a request to fully surrender your Annuity.  The minimum Partial Withdrawal you may request is $100.  We may apply a Market Value Adjustment to any Fixed Allocations.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To  request  the forms  necessary  to make a  withdrawal  from your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website at
www.americanskandia.prudential.com.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar amount.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment options or Fixed  Allocations.  Systematic
Withdrawals  are available on a monthly,  quarterly,  semi-annual  or annual basis.  The Account Value of your Annuity must be at least
$20,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any scheduled  Systematic  Withdrawal is for less than $100 (which may occur under a program  that  provides  payment of an amount  equal to the  earnings in the  annuity for the period  requested),  we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain  retirement  plans that receive special tax treatment under Sections 401,
403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to receive  distributions  as a series of  "substantially  equal periodic  payments".  We may apply a Market Value
Adjustment  to any Fixed  Allocations.  To request a program  that  complies  with  Section  72(t),  you must  provide us with  certain required  information  in writing on a form  acceptable  to us. We may require  advance  notice to allow us to calculate  the amount of
72(t)  withdrawals.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of Systematic  Withdrawal we allow to meet distribution  requirements  under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your Annuity.  In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.

The amount of the required Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.
We will only  calculate  the amount of your required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3)
days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum  Distributions  paid out monthly,  quarterly,  semi-annually or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum
Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can  surrender  your Annuity at any time.  Upon  surrender,  you will receive the  Surrender
Value. We may apply a Market Value  Adjustment to any Fixed  Allocations.  Upon surrender of your Annuity,  you will no longer have any rights under the Annuity.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To  request  the  forms   necessary   to  surrender   your   Annuity,   call   1-800-766-4530   or  visit  our   Internet   Website  at
www.americanskandia.prudential.com.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity  options  available that provide fixed annuity  payments,  variable  payments or adjustable  payments.  Fixed options  provide the same  amount with each  payment.  Variable  options  generally  provide a payment  which may  increase or decrease depending on the investment  performance of the  Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is periodically  adjusted based on current  interest rates. We do not guarantee to make any annuity payment options available in the future other than those fixed  annuitization  options  guaranteed in your Annuity.  For additional information on annuity payment options you may request a Statement of Additional Information.

When you  purchase an Annuity,  or at a later date,  you may choose an Annuity  Date,  an annuity  option and the  frequency of annuity payments.  You may change  your  choices  before the  Annuity  Date under the terms of your  contract.  A maximum  Annuity  Date may be required  by law.  The  Annuity  Date may depend on the  annuity  option you  choose.  Certain  annuity  options  may not be  available depending on the age of the Annuitant.

Certain of these annuity  options may be available to  Beneficiaries  who choose to receive the Death  Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this section) is the person or persons upon whose life annuity  payments are based. No additional  annuity  payments are made after the death of the key life.  Since no minimum number of payments is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one  payment  will be payable if the death of the key life occurs before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum number of payments is  guaranteed  under this option.  It is possible that only one payment will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death  benefits  would be payable.  This Option is currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such  period.  This Option is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this  option,  you can request  partial or full  surrender  of the annuity and receive its then current cash value (if any)
subject to our rules.

Option 4
--------
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies  before the end of the  specified  number of years,  the  remaining  payments  are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any  assumptions of life  expectancy.  Therefore,  that portion of the
Insurance  Charge  assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner  selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable Payments for Life with a Cash Value:  Under this option,  benefits are payable  periodically  until the death of the key life.
Benefits may increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also  varies  with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile  investment performance so that negative  investment  performance  does not  automatically  result in a decrease in the annuity payment each month, and positive  investment  performance  does not  automatically  result in an increase in the annuity  payment  each month.  The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except
                                                                                                                                 ------
that,  while the key life is alive,  the annuity  payment will not be less than a guaranteed  amount,  which  generally is equal to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment  frequency you select.  Generally,  the first annuity  payment is  determined  by  multiplying  the  Account  Value,  minus any state  premium  taxes  that may apply,  by the factor determined  from our table of annuity  rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the 1983a  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation, such  annuity  table will have  rates that do not differ  according  to the gender of the key life.  Otherwise,  the rates will  differ according to the gender of the key life.

Variable Annuity Payments
We offer three  different  types of variable  annuity  payment  options.  The first annuity  payment will be calculated  based upon the assumed  investment  return  ("AIR").  You  select the AIR  before we start to make  annuity  payments.  You will not  receive  annuity payments  until you choose an AIR.  The  remaining  annuity  payments  will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR,  as well as,  other  factors  described  below.  The greater the AIR,  the greater the first  annuity  payment.  A higher AIR may result in smaller  potential  growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.
Within payment options 1-3, if the Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first  annuity  payment.  If the  Sub-accounts  you choose  perform  better than the AIR,  then  subsequent  annuity payments will be higher than the first. If the  Sub-accounts  you choose perform worse than the AIR, then subsequent  annuity  payments will be lower than the first.  Within  payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable  period of time during which annuity  payments will be made whether or not the Annuitant is still alive are adjusted  based on the  performance of the  Sub-accounts  relative  to the AIR;  however,  subsequent  annuity  payments do not always  increase  or decrease  based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any premium tax that  applies) at the time you elect to begin  receiving  annuity payments.  The schedule of units will vary based on the annuity  payment  option  selected,  the length of any certain  period
         (if  applicable),  the  Annuitant's  age and gender (if annuity  payments are due for the life of the  Annuitant) and the Unit
         Value of the Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each  Sub-account,  and the sum of the Sub-account  calculations equals the amount of your annuity payment.  Other than to fund annuity payments,  the number  of units  allocated  to each  Sub-account  will not  change  unless  you  transfer  among the  Sub-accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while  alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate  the initial
                                                                                                                                -------
         annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed  under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established  for each  Sub-account  you choose on the annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity factors reflect our  assumptions  regarding  the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate,  the  annuitant's  attained age and gender (where  permitted).  Unlike  variable  payments
         (described  above) where each payment can vary based on Sub-account  performance,  this payment option  cushions the immediate impact of Sub-account  performance  by adjusting the length of the time during which annuity  payments will be made whether or not the Annuitant is alive while generally  maintaining a level annuity payment amount.  Sub-account  performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance  that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments  continue, however,  the annuity  payment  amount will vary  depending  on  Sub-account  performance,  similar to  conventional  variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above). In addition to the  stabilization  feature,  this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity payment option  available.  Adjustable  annuity  payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity payments.  The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment

LIVING BENEFIT PROGRAMS

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
American  Skandia offers three different  optional  benefits,  for an additional  charge,  that can provide  investment  protection for
Owners while they are alive.  Notwithstanding  the additional  protection  provided under the optional  Living  Benefit  Programs,  the additional  cost has the impact of reducing net  performance of the investment  options.  Each optional  benefit offers a distinct type of guarantee,  regardless of the performance of variable  investment  options,  that may be appropriate for you depending on the manner in which you intend to make use of your annuity  while you are alive.  Depending  on which  optional  benefit you choose,  you can have substantial flexibility to invest in variable investment options while:
|X|      protecting a principal amount from decreases in value as of specified future dates;
|X|      taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or
|X|      guaranteeing  a minimum  amount of growth  will be applied to your  principal,  if it is to be used as the basis for  lifetime income payments beginning after a waiting period.

Below is a brief summary of the three "living  benefits" that American  Skandia offers.  Please refer to the benefit  description for a complete  description  of the terms,  conditions  and  limitations of each optional  benefit.  You should consult with your  investment professional to determine if any of these optional  benefits may be appropriate for you based on your financial  needs.  There are many factors to  consider,  but we note that among them you may want to evaluate  the tax  implications  of these  different  approaches  to meeting your needs,  both between these benefits and in comparison to other potential  solutions to your needs (e.g.  comparing the tax implications of the withdrawal benefit and annuity payments).

I.       The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period following  commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter,  the Owner's Account Value will not be less than the Account Value on the effective  date of the program.  The program also offers the Owner the option to elect a  second,  enhanced  guarantee  amount  at a higher  Account  Value  subject  to a  separate  maturity  period  (and its anniversaries).  The GRO  PlusSM  program  may be  appropriate  if you wish to protect a  principal  amount  (called  the
              "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control of your  available  Account Value among the variable  investment  options to  participate  in market  experience.
              Under the GRO PlusSM  program,  you give us the right to allocate  amounts to Fixed  Allocations as needed to support the guarantees  provided.  The available Account Value that may be allocated among your variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II.      The Guaranteed  Minimum  Withdrawal  Benefit (GMWB)  guarantees the Owner's ability to make cumulative  withdrawals  over time equal to an initial principal value (called the "Protected  Withdrawal  Value"),  regardless of decreases in your Account
              Value due to market  losses.  The GMWB program may be appropriate  if you intend to make periodic  withdrawals  from your
              Annuity  and wish to ensure  that  market  performance  will not  affect  your  ability  to  receive  guaranteed  minimum withdrawals.  Taking income as withdrawals,  rather than annuity  payments,  may be less tax efficient for  non-qualified uses of the Annuity,  but provides  greater  control over the timing and amount of  withdrawals  during the  accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III.     The Guaranteed  Minimum Income Benefit (GMIB) guarantees the Owner's ability,  after a minimum  seven-year  waiting period, to begin receiving income from the Annuity in the form of annuity  payments based on your total purchase  payments under the contract and an annual increase of 5% on such Purchase  Payments,  adjusted for withdrawals,  regardless of the impact of market  performance on your Account Value.  The GMIB program may be appropriate if you anticipate using your Annuity as a future  source of periodic  fixed income  payments for the  remainder of your life and wish to ensure that the basis upon which your income  payments will be calculated  will achieve at least a minimum  amount  despite  fluctuations  in market performance.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

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The  Guaranteed  Return Option Plus  described  below is only being offered in those  jurisdictions  where we have received  regulatory approval,  and will be  offered  subsequently  in other  jurisdictions  when we receive  regulatory  approval  in those  jurisdictions.
Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  The program can be elected by new purchasers on the
Issue Date of their  Annuity,  and can be elected  by  existing  Annuity  Owners on either the  anniversary  of the Issue Date of their
Annuity or on a date other than that  anniversary,  as described  below under "Election of the Program".  The Guaranteed  Return Option
Plus is not  available if you elect the  Guaranteed  Return  Option  program  (and it is  currently  active),  the  Guaranteed  Minimum
Withdrawal  Benefit rider, the Guaranteed  Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves  transfers out of the Fixed Allocations.
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We offer a program that, after a seven-year  period  following  commencement of the program (we refer to the end of that period and any applicable  subsequent  period as the  "maturity  date") and on each  anniversary  of the maturity  date  thereafter  while the program remains in effect,  guarantees  your  Account  Value will not be less than your  Account  Value on the  effective  date of your program
(called the "Protected  Principal Value").  The program also offers you the opportunity to elect a second,  enhanced  guaranteed amount at a later date if your Account Value has increased,  while preserving the guaranteed amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate period following  election of the enhanced  guarantee and on each  anniversary  thereafter  while this enhanced  guarantee  amount  remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program monitors your Account Value daily and, if necessary,  systematically  transfers amounts between variable investment options you choose and Fixed  Allocations  used to support the Protected  Principal  Value(s).  The program may be  appropriate  if you wish to protect a principal  amount  against  market  downturns  as of a specific  date in the future,  but also wish to invest in the variable investment  options to  participate in market  performance.  There is an additional  charge if you elect the  Guaranteed  Return Option
Plus program.

The guarantees  provided by the program exist only on the applicable  maturity  date(s) and on each anniversary of the maturity date(s)
thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the transfer of Account  Value  between the variable investment  options  and the Fixed  Allocations  to support  our future  guarantees,  the program  may  provide  some  protection  from significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments  prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect,  your Account Value will be no less than the Protected  Principal
     Value. On the maturity date and on each  anniversary  after the maturity date that the program remains in effect,  if your Account
     Value is below the Protected  Principal Value,  American  Skandia will apply  additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any  anniversary  following  commencement  of the program,  you can establish an enhanced  guaranteed amount based on your current  Account  Value.  Under the enhanced  guarantee,  American  Skandia  guarantees  that at the end of a specified  period  following  the  election of the enhanced  guarantee  (also  referred to as its  "maturity  date"),  and on each anniversary of the maturity date thereafter that the enhanced  guaranteed amount remains in effect,  your Account Value will be no less than the Enhanced  Protected  Principal  Value.  You can elect an enhanced  guarantee more than once;  however,  a subsequent election  supersedes  the prior  election of an enhanced  guarantee.  Election of an enhanced  guarantee  does not impact the base guarantee.  In addition,  you may elect an "auto  step-up"  feature  that will  automatically  increase  your base  guarantee  (or enhanced  guarantee,  if  previously  elected) on each  anniversary  of the program (and create a new maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously  elected)  by 7% or more.  You may also  elect to  terminate  an  enhanced  guarantee.  If you elect to  terminate  the enhanced  guarantee,  the base guarantee will remain in effect.  If you have elected the enhanced  guarantee,  on the  guarantee's maturity date and on each  anniversary of the maturity date thereafter that the enhanced  guarantee  amount remains in effect,  if your Account  Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply  additional  amounts to your
     Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed  Allocations  first and then to the  sub-accounts  pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the program.  We will notify you of any amounts  added to your  Annuity  under the program.  If our  assumptions  are correct and the  operations  relating to the  administration  of the program work  properly,  we do not expect that we will need to add  additional amounts to the Annuity.  The Protected  Principal  Value is referred to as the "Base  Guarantee" and the Enhanced  Protected  Principal
Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the  program is in effect,  will  reduce the base  guarantee  under the  program as well as any enhanced  guarantee.  Cumulative annual  withdrawals up to 5% of the Protected  Principal Value as of the effective date of the program
(adjusted for any subsequent  Purchase  Payments) will reduce the applicable  guaranteed  amount by the actual amount of the withdrawal
(referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the  dollar-for-dollar  limit, the portion of the withdrawal  equal to the  dollar-for-dollar  limit will be treated as described  above, and the portion of the withdrawal in excess of the dollar-for-dollar  limit will reduce the base guarantee and the enhanced guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the variable  investment options and any Fixed Allocations.  Withdrawals will be subject to all other provisions of the Annuity,  including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Charges for other  optional  benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals in payment of charges for the
Plus40(TM)Optional  Life  Insurance  Rider (not  currently  offered for sale) and any third party  investment  advisory  service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the
GRO PlusSM program are October 13, 2003; 2.) an initial  Purchase  Payment of $250,000;  3.) a base guarantee  amount of $250,000;  and
4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 29, 2003 (in the first Annuity Year).  No prior  withdrawals  have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still  within the first  Annuity  Year).  The Account  Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on December 19, 2004 (second Annuity Year).  The Remaining Limit has been reset to the  dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The  Remaining  Limit for the balance of the second  Annuity Year is also  reduced by the amount  withdrawn  (from  $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
Account Value is transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to support  our  guarantee(s)  under the  program.  We monitor  fluctuations  in your  Account  Value each  business  day,  as well as the prevailing  interest rates on Fixed  Allocations,  the remaining  duration(s)  until the applicable  maturity date(s) and the amount of
Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation  trigger",  which determines whether Account Value must be transferred  to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a reallocation  trigger,  you will  receive  a  confirmation  statement  indicating  the  transfer  of a  portion  of your  Account  Value  either  to or from  Fixed
Allocation(s).

|X|      If your Account Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable  guaranteed  amount, all or a portion of those amounts may be transferred from the
     Fixed  Allocation  and  re-allocated  to the  variable  investment  options  pro-rata  according  to your most  recent  allocation instructions  (including  the  model  allocations  under  any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment  will apply when we reallocate  Account Value from a Fixed  Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your Account  Value in the variable  investment options  will be  transferred  from your  variable  investment  options  pro rata  according  to your  allocations  to a new Fixed
     Allocation(s) to support the applicable  guaranteed amount. The new Fixed  Allocation(s) will have a Guarantee Period equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed  Allocation(s)  will be credited with the fixed interest  rate(s) then being  credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s)  (rounded  to the next  highest  yearly  duration).  The  Account  Value will remain  invested  in each  applicable  Fixed
     Allocation  until the  applicable  maturity date unless,  at an earlier  date,  your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be  transferred  to the variable  investment  options  while  maintaining  the guaranteed protection under the program (as described above).

=======================================================================================================================================
If a significant  amount of your Account Value is systematically  transferred to Fixed  Allocations to support the Protected  Principal
Value and/or the Enhanced  Protected  Principal  Value during periods of market  declines,  low interest  rates,  and/or as the program nears its maturity  date,  less of your Account  Value may be available to  participate  in the  investment  experience of the variable investment  options if there is a subsequent  market recovery.  During periods closer to the maturity date of the base guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity  date(s),  a significant  portion of your Account Value may be allocated to
Fixed  Allocations to support any applicable  guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established  during periods where the interest rate(s) being credited to such Fixed  Allocations is low, a larger  portion  of your  Account  Value may need to be  transferred  to Fixed  Allocations  to  support  the  applicable  guaranteed amount(s),  causing less of your Account Value to be available to participate in the investment  experience of the variable  investment options.
=======================================================================================================================================

Separate Fixed Allocations may be established in support of the Protected  Principal Value and the Enhanced  Protected  Principal Value
(if elected).  There may also be circumstances  when a Fixed Allocation will be established only in support of the Protected  Principal
Value or the  Enhanced  Protected  Principal  Value.  If you elect an  enhanced  guarantee,  it is more  likely  that a portion of your
Account  Value may be allocated to Fixed  Allocations  and will remain  allocated  for a longer  period of time to support the Enhanced
Protected  Principal Value,  even during a period of positive market  performance  and/or under  circumstances  where Fixed Allocations would not be necessary to support the Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed  Allocations  in support of the Protected  Principal Value or Enhanced  Protected  Principal Value are  transferred to the variable  investment  options differently than each other because of the different guarantees they support.

American Skandia uses an allocation  mechanism based on assumptions of expected and maximum market volatility,  interest rates and time left to the  maturity of the program to  determine  the  reallocation  trigger.  The  allocation  mechanism  is used to  determine  the allocation of Account Value between Fixed  Allocations and the Sub-accounts  you choose.  American Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option  Plus  program  can be elected at the time that you  purchase  your  Annuity,  or on any  business  day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation  in good order at our home office,  and the  guaranteed  amount will be based on your Account Value as of that date.  If you  previously  elected the  Guaranteed  Return Option  program and wish to elect the
Guaranteed Return Option Plus program,  your prior Guaranteed  Return Option program will be terminated.  Termination of the Guaranteed
Return  Option for the  purpose of  electing  the  Guaranteed  Return  Option  Plus,  will be treated as any other  termination  of the
Guarantee  Return option (see below),  including the termination of any guaranteed  amount,  and  application of any applicable  market value  adjustment  when amounts are  transferred  to the variable  investment  options as a result of the  termination.  The Guaranteed
Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program
The Annuity  Owner can elect to terminate  the enhanced  guarantee  but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate  the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who  terminates  the program entirely can  subsequently  elect to  participate  in the program  again (based on the Account  Value on that date) by  furnishing  the documentation we require.  In a rising market,  an Annuity Owner could, for example,  terminate the program on a given business day and two weeks later  reinstate the program with a higher base guarantee (and a new maturity date).  However,  your ability to reinstate the program is limited by the  following:  (A) in any  Annuity  Year,  we do not permit  more than two  program  elections  (including  any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program  reinstatement  cannot be effected on the same business day on which a program  termination  was effected.  Upon  termination,  any Account Value in the Fixed
Allocations  will be transferred to the variable  investment  options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date Account  Value is applied to begin  annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option Plus will no longer provide any guarantees.  The surviving  spouse may elect the benefit at any time,  subject to the limitations  described above,  after the death of the Annuity Owner. The surviving  spouse's election will be effective on the business day that we receive the required  documentation  in good order at our home office,  and the Account  Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account  Value must be allocated to the variable  investment  options.  No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity  Owners  cannot  allocate any portion of Purchase  Payments or transfer  Account  Value to or from a Fixed  Allocation while participating in the program,  and cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  applied to the Annuity while the program is in effect will increase the  applicable  guarantee amount by the actual  amount of the  Purchase  Payment;  however,  all or a portion of any  additional  Purchase  Payments  may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers  from Fixed  Allocations  made as a result of the  operation  of the  program  will be  subject to the Market  Value
     Adjustment  formula under the Annuity;  however,  any "cushion"  feature of the formula will not apply. A Market Value  Adjustment may be either positive or negative.  Transfer amounts will be taken from the most recently established Fixed Allocation.
|X|      Transfers from the  Sub-accounts to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is  systematically  transferred  to Fixed  Allocations to support the Protected
     Principal  Value and/or the Enhanced  Protected  Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to participate the sub-account  investment  performance.  Systematic transfers to the Fixed  Allocations  and instances  where Account  Value remains in the Fixed  Allocations  are more likely to occur in periods where the  sub-accounts  have inadequate  investment  experience,  in low interest rate  environments and as the program nears the maturity  date.  To the extent that amounts  remain in the Fixed  Allocations,  they will be  unavailable  to  participate  in the variable investment options if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually  decreases the program will become  increasingly  sensitive to moves to Fixed Allocations.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  sub-accounts  for  participation  in the  Guaranteed  Return
Option Plus  program.  The annual  charge is deducted  daily.  Account Value  allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is  deducted  to  compensate  American  Skandia  for:  (a) the risk that your  Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

---------------------------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return  Option  described  below is offered  only in those  jurisdictions  where we have not yet  received  regulatory approval for the  Guaranteed  Return Option Plus as of the date the election of the option is made.  Certain terms and  conditions  may differ between  jurisdictions.  The program can be elected by new purchasers on the Issue Date of their Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the Issue Date of their Annuity or on a date other than that  anniversary,  as described below under  "Election of the Program".  The Guaranteed  Return Option is not available if you elect the GRO Plus rider,  the
Guaranteed  Minimum  Withdrawal  Benefit rider, the Guaranteed Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
---------------------------------------------------------------------------------------------------------------------------------------

We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that period as the
"maturity  date")  guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

The program monitors your Account Value daily and, if necessary,  systematically  transfers amounts between variable investment options you choose and the Fixed  Allocation  used to support the Protected  Principal  Value.  The program may be  appropriate  if you wish to protect a principal  amount  against  market  downturns  as of a specific  date in the future,  but also wish to invest in the variable investment  options to  participate in market  performance.  There is an additional  charge if you elect the  Guaranteed  Return Option program.

The guarantee  provided by the program exists only on the  applicable  maturity date.  However,  due to the ongoing  monitoring of your
Account  Value and the  transfer of Account  Value  between the variable  investment  options and the Fixed  Allocation  to support our future  guarantee,  the program may provide some  protection from  significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments prior to a maturity date. For this same reason,  the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value
|X|      Under the GRO option,  American  Skandia  guarantees  that on the maturity  date,  your Account Value will be no less than the
     Protected  Principal Value. On the maturity date if your Account Value is below the Protected  Principal  Value,  American Skandia will apply  additional  amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the
     Protected Principal Value.

Any amounts added to your Annuity to support our  guarantee  under the program will be applied to the Fixed  Allocation  first and then to the  Sub-accounts  pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the program.  We will notify you of any amounts  added to your  Annuity  under the program.  If our  assumptions  are correct and the  operations  relating to the  administration  of the program work  properly,  we do not expect that we will need to add  additional amounts to the Annuity.  The Protected  Principal Value is generally  referred to as the "Guaranteed  Amount" in the rider we issue for this benefit.

KEY FEATURE - Allocation of Account Value
Account Value is  transferred to and maintained in a Fixed  Allocation to the extent we, in our sole  discretion,  deem it is necessary to support  our  guarantee  under the  program.  We monitor  fluctuations  in your  Account  Value each  business  day,  as well as the prevailing  interest rate on the Fixed Allocation,  the remaining duration until the applicable maturity date and the amount of Account
Value  allocated  to the Fixed  Allocation  relative to a  "reallocation  trigger",  which  determines  whether  Account  Value must be transferred to or from the Fixed  Allocation.  While you are not notified when your Account Value reaches a reallocation  trigger,  you will  receive a  confirmation  statement  indicating  the  transfer  of a portion  of your  Account  Value  either to or from the Fixed
Allocation.

|X|      If your Account Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to the Fixed  Allocation to support the guaranteed  amount,  all or a portion of those amounts may be  transferred  from the Fixed
     Allocation and re-allocated to the variable  investment  options pro-rata  according to your most recent  allocation  instructions
     (including the model  allocations under any asset allocation  program you may have elected).  A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your Account  Value in the variable  investment options  will be  transferred  from your  variable  investment  options  pro rata  according  to your  allocations  to a new Fixed
     Allocation to support the guaranteed  amount.  The new Fixed  Allocation will have a Guarantee  Period equal to the time remaining until the  applicable  maturity  date.  The Account Value  allocated to the new Fixed  Allocation  will be credited with the fixed interest rate then being credited to a new Fixed Allocation  maturing on the applicable maturity date (rounded to the next highest yearly  duration).  The Account Value will remain invested in the Fixed Allocation  until the maturity date unless,  at an earlier date, your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

=======================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to the Fixed  Allocation  to support  the  Protected
Principal  Value during periods of market  declines,  low interest  rates,  and/or as the program nears its maturity date, less of your
Account  Value may be  available  to  participate  in the  investment  experience  of the  variable  investment  options  if there is a subsequent  market  recovery.  During periods closer to the maturity date of the guarantee a significant  portion of your Account Value may be  allocated  to the Fixed  Allocation  to support  any  applicable  guaranteed  amount.  If your  Account  Value is less than the reallocation  trigger and a new Fixed  Allocation  must be  established  during  periods where the interest rate being credited to such
Fixed  Allocation is low, a larger  portion of your Account  Value may need to be  transferred  to the Fixed  Allocation to support the guaranteed  amount,  causing less of your Account Value to be available to  participate  in the  investment  experience of the variable investment options.
=======================================================================================================================================

American Skandia uses an allocation  mechanism based on assumptions of expected and maximum market volatility,  interest rates and time left to the  maturity of the program to  determine  the  reallocation  trigger.  The  allocation  mechanism  is used to  determine  the allocation of Account Value between the Fixed  Allocation  and the  Sub-accounts  you choose.  American  Skandia  reserves the right to change the  allocation  mechanism and the  reallocation  trigger at its  discretion,  subject to regulatory  approval  where  required.
Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The Guaranteed  Return Option can be elected at the time that you purchase your Annuity,  or on any business day  thereafter  (prior to annuitization).  If you elect the program  after the Issue Date of your  Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed  amount will be based on your Account
Value as of that date.

Termination of the Program
The Annuity  Owner also can  terminate  the  Guaranteed  Return  Option  program.  Upon  termination,  any  Account  Value in the Fixed
Allocation  will be transferred  to the variable  investment  options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date Account  Value is applied to begin  annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed Return Option will no longer provide any guarantees.  If the surviving spouse assumes the Annuity,  he/she may re-elect the benefit on any  anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously  elected the benefit,  may elect the benefit at any time.  The  surviving  spouse's  election  will be effective on the business day that we receive the  required  documentation  in good order at our home  office,  and the  Account  Value on that  business  day will be the  Protected
Principal Value.

The charge for the  Guaranteed  Return  Option  program will no longer be deducted  from your  Account  Value upon  termination  of the program.  Termination of GRO and subsequent movements out of the Fixed Allocation will be subject to a market value adjustment.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account Value must be allocated to the variable  investment  options.  The Fixed
     Allocation may not be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
|X|      Annuity  Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from the Fixed  Allocation while participating in the program,  and cannot participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments applied to the Annuity while the program is in effect will increase the guarantee amount by the actual amount of the Purchase  Payment;  however,  all or a portion of any additional  Purchase Payments may be allocated by us to the Fixed Allocation to support the additional amount guaranteed.
|X|      Transfers  from the Fixed  Allocation  made as a result of the  operation  of the program  will be subject to the Market Value
     Adjustment  formula under the Annuity;  however,  any "cushion"  feature of the formula will not apply. A Market Value  Adjustment may be either positive or negative.  Transfer amounts will be taken from the most recently established Fixed Allocation.
|X|      Transfers from the Sub-accounts to the Fixed  Allocation or from the Fixed  Allocation to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is systematically  transferred to the Fixed Allocation to support the Protected
     Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to participate  in the  sub-account  investment  performance.  Systematic  transfers to the Fixed  Allocation and instances  where
     Account  Value  remains  in the Fixed  Allocation  are more  likely to occur in periods  where the  sub-accounts  have  inadequate investment  experience,  in low interest rate  environments and as the program nears the maturity date. To the extent that amounts remain in the Fixed  Allocation,  they will be  unavailable  to  participate  in the  variable  investment  options  if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually  decreases the program will become  increasingly  sensitive to moves to the Fixed Allocation.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of your Account Value  allocated to the  sub-accounts  for  participation  in the  Guaranteed  Return
Option  program.  The annual  charge is deducted  daily.  Account  Value  allocated  to the Fixed  Allocation  under the program is not subject to the charge.  The charge is  deducted  to  compensate  American  Skandia  for:  (a) the risk that your  Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

-----------------------------------------------------------------------------------------------------------------------------------
     Effective  November 18, 2002,  American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method  described  above.  The annual  charge for the  Guaranteed  Return Option for Owners who elected the benefit  between  January 23, 2002 and November 15, 2002 and  subsequent  to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually,  in arrears,  according to the prospectus in effect as of the date the program was elected.  Owners who  terminate and then  re-elect the  Guaranteed  Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
-----------------------------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

---------------------------------------------------------------------------------------------------------------------------------------
The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those  jurisdictions  where we have received regulatory  approval  and  will be  offered  subsequently  in  other  jurisdictions  when  we  receive  regulatory  approval  in  those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the  program to existing  Annuity  Owners in the future, subject to our eligibility  rules and restrictions.  The Guaranteed  Minimum  Withdrawal  Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, or the Guaranteed Minimum Income Benefit rider.
---------------------------------------------------------------------------------------------------------------------------------------

We offer a program  that  guarantees  your ability to withdraw  amounts  equal to an initial  principal  value  (called the  "Protected
Withdrawal  Value"),  regardless of the impact of market performance on your Account Value,  subject to our program rules regarding the timing and amount of  withdrawals.  The program may be  appropriate  if you intend to make periodic  withdrawals  from your Annuity and wish to ensure  that  market  performance  will not affect  your  ability to  protect  your  principal.  You are not  required  to make withdrawals  as part of the program - the  guarantee is not lost if you withdraw  less than the maximum  allowable  amount of principal each year under the rules of the program.  There is an  additional  charge if you elect the GMWB  program;  however,  the charge may be waived under certain circumstances described below.

KEY FEATURE - Protected Withdrawal Value
The Protected  Withdrawal  Value is the total amount that we guarantee will be available to you through  withdrawals  from your Annuity and/or  benefit  payments,  regardless of the impact of market  performance on your Account Value.  The Protected  Withdrawal  Value is reduced with each  withdrawal you make until the Protected  Withdrawal  Value is reduced to zero. When the Protected  Withdrawal  Value is reduced to zero due to your  withdrawals,  the GMWB program  terminates.  Additionally,  the Protected  Withdrawal  Value is used to determine the maximum annual amount that you can withdraw from your Annuity,  called the Protected Annual  Withdrawal  Amount,  without triggering an adjustment in the Protected  Withdrawal  Value.  The Protected  Withdrawal  Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

The Protected  Withdrawal Value is determined as of the date you make your first  withdrawal under the Annuity  following your election of the GMWB  program.  The initial  Protected  Withdrawal  Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program,  plus any additional  Purchase Payments before the date of your first withdrawal;  or (B) the Account Value as of the date of the first  withdrawal  from your  Annuity.  The Protected  Withdrawal  Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

|X|      If you elect the GMWB program at the time you purchase your Annuity,  the Account Value will be your initial  Purchase Payment plus any Credit applied to such Purchase Payment.

|X|      If we offer the GMWB  program to existing  Annuity  Owners,  the Account  Value on the  anniversary  of the Issue Date of your
     Annuity following your election of the GMWB program will be used to determine the initial Protected Withdrawal Value.

|X|      If you make additional  Purchase  Payments after your first  withdrawal,  the Protected  Withdrawal Value will be increased by the amount of the additional Purchase Payment and any Credits that we apply to the Purchase Payment.

You may elect to step-up your Protected  Withdrawal  Value if, due to positive market  performance,  your Account Value is greater than the Protected  Withdrawal  Value. You are eligible to step-up the Protected  Withdrawal Value on or after the 5th contract  anniversary following the first  withdrawal  under the GMWB program.  The  Protected  Withdrawal  Value can be stepped up again on or after the 5th contract  anniversary  following the preceding step-up.  If you elect to step-up the Protected  Withdrawal Value, you must do so during the 30-day period prior to your  eligibility  date. If you elect to step-up the Protected  Withdrawal  Value under the program,  and on the date you elect to step-up,  the charges under the GMWB program have changed for new purchasers,  your program may be subject to the new charge going forward.

Upon election of the step-up,  we reset the Protected  Withdrawal  Value to be equal to the then current  Account  Value.  For example, assume your  initial  Protected  Withdrawal  Value was  $100,000  and you have made  cumulative  withdrawals  of $40,000,  reducing the
Protected  Withdrawal Value to $60,000.  On the date you are eligible to step-up the Protected  Withdrawal Value, your Account Value is equal to $75,000.  You could elect to step-up the Protected  Withdrawal  Value to $75,000 on the date you are  eligible.  Upon election of the step-up,  we also reset the Protected Annual Withdrawal Amount (discussed  immediately  below) to be equal to the greater of (A)
the Protected Annual Withdrawal Amount  immediately prior to the reset; and (B) 7% of the Protected  Withdrawal Value immediately after the reset.

KEY FEATURE - Protected Annual Withdrawal Amount
The initial  Protected Annual  Withdrawal  Amount is equal to 7% of the Protected  Withdrawal  Value.  Under the GMWB program,  if your cumulative  withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount,  your Protected  Withdrawal
Value  will be  reduced  on a  "dollar-for-dollar"  basis (the  Protected  Withdrawal  Value is  reduced  by the  actual  amount of the withdrawal,  including  any MVA that may  apply).  Cumulative  withdrawals  in any  Annuity  Year  that  exceed  the  Protected  Annual
Withdrawal  Amount  trigger a  proportional  adjustment to both the Protected  Withdrawal  Value and the  Protected  Annual  Withdrawal
Amount,  as described in the rider for this benefit (see the examples of this  calculation  below).  The  Protected  Annual  Withdrawal
Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

The GMWB  program  does not affect your ability to make  withdrawals  under your  Annuity or limit your ability to request  withdrawals that exceed the  Protected  Annual  Withdrawal  Amount.  You are not  required to withdraw all or any portion of the  Protected  Annual
Withdrawal Amount each Annuity Year.
|X|      If,  cumulatively,  you withdraw an amount less than the Protected  Annual  Withdrawal  Amount in any Annuity Year, you cannot carry-over  the unused  portion of the Protected  Annual  Withdrawal  Amount to subsequent  Annuity  Years.  However,  because the
     Protected  Withdrawal  Value is only reduced by the actual amount of withdrawals  you make under these  circumstances,  any unused
     Protected  Annual  Withdrawal  Amount may extend the period of time until the remaining  Protected  Withdrawal Value is reduced to zero.
|X|      Additional  Purchase Payments will increase the Protected Annual  Withdrawal  Amount by 7% of the applicable  Purchase Payment
     (and any Credits we apply to such Purchase Payment).
|X|      If the Protected Annual  Withdrawal  Amount after an adjustment  exceeds the Protected  Withdrawal Value, the Protected Annual
     Withdrawal Amount will be set equal to the Protected Withdrawal Value.

The following  examples of dollar-for  dollar and proportional  reductions and the reset of the Maximum Annual Benefit assume that: 1.)
the Issue Date and the effective  date of the GMWB program are October 13, 2003;  2.) an initial  Purchase  Payment of $250,000;  3.) a
Protected Withdrawal Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity Year).  No prior  withdrawals  have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o        The Protected Withdrawal Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  Protected  Annual  Withdrawal  Amount for the balance of the first  Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 13, 2003 (still  within the first  Annuity  Year).  The Account  Value  immediately before the withdrawal is $220,000.  As the amount withdrawn  exceeds the remaining  Protected Annual  Withdrawal  Amount of $7,500 from
Example 1:
o        the  Protected  Withdrawal  Value is first reduced by the  remaining  Protected  Annual  Withdrawal  Amount (from  $240,000 to
     $232,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
o        B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
     The resulting Protected Withdrawal Value is: $232,500 x ( 1 - $2,500 / $212,500), or $229,764.71.
o        the Protected  Annual  Withdrawal  Amount is also reduced by the ratio of A to B: The resulting  Protected  Annual  Withdrawal
     Amount is: $17,500 x ( 1 - $2,500 / $212,500), or $17,294.12.
o        The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000  withdrawal is made on October 13, 2004 (second Annuity Year).  The remaining  Protected  Annual  Withdrawal  Amount has been reset to the  Protected  Annual  Withdrawal  Amount of  $17,294.12  from Example 2. As the amount  withdrawn is less than the remaining
Protected Annual Withdrawal Amount:
o        the  Protected  Withdrawal  Value is  reduced  by the  amount  withdrawn  (i.e.,  reduced  by  $10,000,  from  $229,764.71  to
         $219,764.71).
o        The remaining  Protected  Annual  Withdrawal  Amount for the balance of the second  Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

|X|      In addition to any  withdrawals  you make under the GMWB program,  market  performance  may reduce your Account Value. If your
     Account Value is equal to zero, and you have not received all of your Protected  Withdrawal  Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected  Withdrawal Value in the form of fixed,  periodic payments until the remainder of the Protected  Withdrawal Value is paid, at which time the rider terminates.  The fixed,  periodic payments  will each be equal to the  Protected  Annual  Withdrawal  Amount,  except for the last payment which may be equal to the remaining  Protected  Withdrawal  Value. We will determine the duration for which periodic  payments will continue by dividing the
     Protected  Withdrawal Value by the Protected Annual  Withdrawal  Amount.  You will not have the right to make additional  Purchase
     Payments or receive the remaining  Protected  Withdrawal Value in a lump sum. You can elect the frequency of payments,  subject to our rules then in effect.

|X|      If the death benefit under the Annuity  becomes  payable  before you have received all of your Protected  Withdrawal  Value in the form of withdrawals from your Annuity,  your Beneficiary has the option to elect to receive the remaining Protected Withdrawal
     Value as an  alternate  death  benefit  payout in lieu of the amount  payable  under any other death  benefit  provided  under the
     Annuity.  The remaining Protected Withdrawal Value will be payable in the form of fixed,  periodic payments.  Your beneficiary can elect the frequency of payments,  subject to our rules then in effect.  We will determine the duration for which periodic payments will continue by dividing the Protected  Withdrawal  Value by the Protected Annual  Withdrawal  Amount.  The Protected  Withdrawal
     Value is not equal to the Account  Value for purposes of the  Annuity's  other death  benefit  options.  The GMWB program does not increase or decrease the amount  otherwise  payable under the Annuity's other death benefit options.  Generally,  the GMWB program would be of value to your  Beneficiary  only when the Protected  Withdrawal Value at death exceeds any other amount available as a death benefit.

|X|      If you elect to begin receiving  annuity payments before you have received all of your Protected  Withdrawal Value in the form of withdrawals from your Annuity,  an additional  annuity payment option will be available that makes fixed annuity payments for a certain period,  determined by dividing the Protected  Withdrawal Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity  payments  calculated in this manner,  the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed  interest rate on other annuity payment options we offer.  This 0% assumed interest rate results in lower annuity  payments than what would have been paid if the assumed  interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin  receiving  annuity  payments  based on your then current  Account Value (not the  remaining  Protected
     Withdrawal Value) under any of the available annuity payment options.

Other Important Considerations
|X|      Withdrawals  under the GMWB program are subject to all of the terms and conditions of the Annuity,  including any CDSC and MVA that may apply.
|X|      Withdrawals  made  while the GMWB  program  is in  effect  will be  treated,  for tax  purposes,  in the same way as any other withdrawals under the Annuity.
|X|      The GMWB program does not directly  affect the Annuity's  Account Value or Surrender  Value,  but any withdrawal will decrease the Account Value by the amount of the withdrawal.  If you surrender your Annuity,  you will receive the current  Surrender Value, not the Protected Withdrawal Value.
|X|      You can make  withdrawals  from your  Annuity  while your  Account  Value is greater  than zero  without  purchasing  the GMWB program.  The GMWB program  provides a guarantee that if your Account Value declines due to market  performance,  you will be able to receive your Protected Withdrawal Value in the form of periodic benefit payments.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program
Currently,  the GMWB program can only be elected at the time that you  purchase  your  Annuity.  In the future,  we may offer  existing
Annuity  Owners the  option to elect the GMWB  program  after the Issue Date of their  Annuity,  subject to our  eligibility  rules and restrictions.  If you elect the GMWB  program  after the Issue Date of your  Annuity,  the  program  will be  effective  as of the next anniversary  date. Your Account Value as of such  anniversary  date will be used to calculate the initial  Protected  Withdrawal  Value and the initial Protected Annual Withdrawal Amount.

We reserve the right to restrict the maximum  amount of Protected  Withdrawal  Value that may be covered  under the GMWB program  under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program
The program  terminates  automatically when your Protected  Withdrawal Value reaches zero based on your withdrawals.  You may terminate the program at any time by notifying  us. If you  terminate the program,  any  guarantee  provided by the benefit will  terminate as of the date the  termination is effective.  The program  terminates  upon your  surrender of the Annuity,  upon due proof of death (unless your surviving  spouse elects to continue the Annuity and the GMWB program or your  Beneficiary  elects to receive the amounts  payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program
Currently,  we deduct a charge  equal to 0.35% of the  average  daily net  assets of the  Sub-accounts  per year to  purchase  the GMWB program.  The annual charge is deducted  daily.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.

|X|      If, during the seven years following the effective date of the program,  you do not make any withdrawals,  and do not make any additional  Purchase  Payments after a five-year  period  following the effective date of the program,  the program will remain in effect;  however,  we will waive the annual charge going forward.  If you make an additional Purchase Payment following the waiver of the annual charge,  we will begin  charging for the program.  After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

|X|      If you elect to step-up the Protected  Withdrawal Value under the program,  and on the date you elect to step-up,  the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts
If you purchase an Annuity as an investment vehicle for "qualified"  investments,  including an IRA, SEP-IRA, Roth IRA or Tax Sheltered
Annuity (or  403(b)),  the minimum  distribution  rules under the Code  require  that you begin  receiving  periodic  amounts from your
Annuity  beginning  after age 70 1/2. The amount required under the Code may exceed the Protected  Annual  Withdrawal  Amount,  which will cause us to  recalculate  the  Protected  Withdrawal  Value and the Protected  Annual  Withdrawal  Amount,  resulting in a lower amount payable in future  Annuity  Years.  In  addition,  the amount and  duration of payments  under the  annuity  payment and death  benefit provisions  may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax  considerations  such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed  Minimum Income Benefit  program  described  below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and  will be  offered  subsequently  in  other  jurisdictions  when we  receive  regulatory  approval  in  those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the  program to existing  Annuity  Owners in the future, subject to our  eligibility  rules and  restrictions.  The Guaranteed  Minimum Income Benefit program is not available if you elect the
Guaranteed Return Option program, Guaranteed Return Option Plus program or the Guaranteed Minimum Withdrawal Benefit rider.
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We offer a program that,  after a seven-year  waiting period,  guarantees  your ability to begin receiving  income from your Annuity in the form of annuity  payments  based on a guaranteed  minimum value (called the  "Protected  Income  Value") that  increases  after the waiting period begins,  regardless of the impact of market  performance on your Account Value.  The program may be appropriate  for you if you anticipate  using your Annuity as a future source of periodic  fixed income  payments for the remainder of your life and wish to ensure that the basis upon which your income  payments will be calculated  will achieve at least a minimum amount despite  fluctuations in market performance.  There is an additional charge if you elect the GMIB program.

KEY FEATURE - Protected Income Value
The  Protected  Income Value is the minimum  amount that we guarantee  will be available  (net of any  applicable  premium tax charge), after a waiting period of at least seven years,  as a basis to begin receiving fixed annuity  payments.  The Protected  Income Value is initially  established  on the  effective  date of the GMIB program and is equal to your Account Value on such date.  Currently,  since the GMIB program may only be elected at issue,  the  effective  date is the Issue Date of the Annuity.  The  Protected  Income Value is
increased  daily based on an annual growth rate of 5%,  subject to the  limitations  described  below.  The  Protected  Income Value is referred  to as the  "Protected  Value"  in the rider we issue  for this  benefit.  The 5% annual  growth  rate is  referred  to as the
"Roll-Up Percentage" in the rider we issue for this benefit.

The Protected  Income Value is subject to a limit of 200% (2X) of the sum of the Protected  Income Value  established  on the effective date of the GMIB program,  or the effective date of any step-up value,  plus any additional  Purchase Payments and any Credits that are applied to such Purchase  Payments made after the waiting  period  begins  ("Maximum  Protected  Income  Value"),  minus the sum of any reductions in the Protected Income Value due to withdrawals you make from the Annuity after the waiting period begins.

|X|      Subject to the maximum  age/durational  limits  described  immediately  below, we will no longer increase the Protected Income
     Value by the 5% annual  growth rate once you reach the Maximum  Protected  Income Value.  However,  we will increase the Protected
     Income Value by the amount of any additional  Purchase  Payments and any Credits applied to such Purchase Payments after you reach the Maximum Protected Income Value.  Further,  if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected  Income Value and the Maximum  Protected  Income Value by the  proportional  impact of the withdrawal on your
     Account Value.

|X|      Subject to the Maximum  Protected  Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary  date on or immediately  following the Annuitant's 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent  step-up.  However,  we will increase the Protected Income Value by the amount of any additional  Purchase  Payments and any Credits applied to such Purchase  Payments.
     Further, if you make withdrawals after the Annuitant reaches the maximum  age/duration limits, we will reduce the Protected Income
     Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum  Protected  Income Value, if you make an additional  Purchase  Payment,  we will increase the Protected
     Income  Value by the amount of the Purchase  Payment and will apply the 5% annual  growth rate on the new amount from the date the
     Purchase Payment is applied.

|X|      As  described  below,  after the waiting  period  begins,  cumulative  withdrawals  each Annuity Year that are up to 5% of the
     Protected  Income  Value on the prior  anniversary  of the Annuity  will reduce the  Protected  Income  Value by the amount of the withdrawal.  Cumulative  withdrawals each Annuity Year in excess of 5% of the Protected  Income Value on the prior  anniversary of the Annuity, will reduce the Protected Income Value  proportionately.  All withdrawals after the Maximum Protected Income Value is reached  will  reduce the  Protected  Income  Value  proportionately.  The 5% annual  growth  rate will be applied to the  reduced
     Protected Income Value from the date of the withdrawal.

Stepping-Up  the Protected  Income Value - You may elect to "step-up" or "reset" your  Protected  Income Value if your Account Value is
----------------------------------------
greater than the current  Protected Income Value. Upon exercise of the step-up  provision,  your initial Protected Income Value will be reset equal to your current  Account Value.  From the date that you elect to step-up the Protected  Income Value,  we will apply the 5%
annual growth rate to the stepped-up  Protected Income Value, as described  above. You can exercise the step-up  provision twice on any business day while the GMIB program is in effect, and only while the Annuitant is less than age 76.

o        A new seven-year  waiting period will be established  upon the effective date of your election to step-up the Protected Income
         Value.  You cannot  exercise your right to begin  receiving  annuity  payments under the GMIB program until the end of the new waiting period.
o        The Maximum  Protected  Income Value will be reset as of the effective date of any step-up.  The new Maximum  Protected Income
         Value  will be  equal to 200% of the sum of the  Protected  Income  Value as of the  effective  date of the  step-up  plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
o        When determining the guaranteed  annuity purchase rates for annuity payments under the GMIB program,  we will apply such rates based on the number of years since the most recent step-up.
o        If you elect to step-up the  Protected  Income  Value  under the  program,  and on the date you elect to step-up,  the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
o        A step-up  will  increase  the dollar for dollar  limit on the  anniversary  of the Issue Date of the Annuity  following  such step-up.

Impact of Withdrawals on the Protected  Income Value - Cumulative  withdrawals each Annuity Year up to 5% of the Protected Income Value
----------------------------------------------------
will reduce the Protected  Income Value on a  "dollar-for-dollar"  basis (the Protected Income Value is reduced by the actual amount of the  withdrawal).  Cumulative  withdrawals in any Annuity Year in excess of 5% of the Protected  Income Value will reduce the Protected
Income Value  proportionately  (see the examples of this  calculation  below).  The 5% annual  withdrawal  amount is determined on each anniversary  of the Issue Date (or on the Issue Date for the first  Annuity  Year) and  applies to any  withdrawals  during the Annuity
Year.  This means that the amount  available  for  withdrawals  each  Annuity Year on a  "dollar-for-dollar"  basis is adjusted on each contract anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the
GMIB program are October 13, 2003; 2.) an initial  Purchase  Payment of $250,000;  3.) an initial  Protected  Income Value of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.  Immediately prior to the withdrawal,  the Protected Income Value is $251,038.10  (the initial value  accumulated for 31 days at an annual effective rate of 5%).  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000  withdrawal is taken on December 13, 2003 (still within the first Annuity Year).  Immediately  before the  withdrawal, the Account Value is $220,000 and the Protected  Income Value is $242,006.64.  As the amount  withdrawn  exceeds the Remaining Limit of
$2,500 from Example 1:
o        the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
     The resulting Protected Income Value is: $239,506.64 x ( 1 - $7,500 / $217,500), or $231,247.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal  is made on the first  anniversary  of the Issue Date,  October  13, 2004  (second  Annuity  Year).  Prior to the withdrawal,  the Protected  Income Value is  $240,870.56.  The Remaining  Limit is reset to 5% of this amount,  or  $12,043.53.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,870.56 to $230,870.56).
o        The Remaining  Limit for the balance of the second Annuity Year is also reduced by the amount  withdrawn  (from  $12,043.53 to
         $2,043.53).

KEY FEATURE - GMIB Annuity Payments
You can elect to apply the  Protected  Income  Value to one of the  available  GMIB Annuity  Payment  Options on any  anniversary  date following the initial waiting period, or any subsequent  waiting period  established upon your election to step-up the Protected Income
Value.  Once you have  completed  the waiting  period,  you will have a 30-day  period each year,  prior to the  contract  anniversary, during which you may elect to begin  receiving  annuity  payments under one of the available  GMIB Annuity  Payment  Options.  You must elect one of the GMIB  Annuity  Payment  Options by the  anniversary  of the  Annuity's  Issue  Date on or  immediately  following  the
Annuitant's 95th birthday,  except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b),  in which case you must elect one of the GMIB Annuity  Payment  Options by the  anniversary of the Annuity's  Issue Date on or immediately  following the Annuitant's
92nd birthday.

The amount of each GMIB Annuity  Payment  will be  determined  based on the age and,  where  permitted by law, sex of the  Annuitant by applying  the  Protected  Income  Value (net of any  applicable  premium tax that may be due) to the GMIB  Annuity  Payment  Option you choose.  We use special  annuity  purchase  rates to calculate the amount of each payment due under the GMIB Annuity  Payment  Options.
These special rates for the GMIB Annuity Payment Options are calculated  using an assumed  interest rate factor that provides for lower growth in the value  applied to produce  annuity  payments than if you elected an annuity  payment  option that is not part of the GMIB program.  These  special  rates  also  are  calculated  using  other  factors  such as "age  setbacks"  (use of an age  lower  than the
Annuitant's  actual age) that result in lower  payments than would result if you elected an annuity  payment option that is not part of the GMIB  program.  Use of an age setback  entails a longer  assumed  life for the  Annuitant  which in turn  results in lower  annuity payments.

On the date that you elect to begin receiving GMIB Annuity  Payments,  we guarantee that your payments will be calculated based on your
Account  Value and our then current  annuity  purchase  rates if the payment  amount  calculated  on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period
Under this option,  monthly  annuity  payments  will be made until the death of the  Annuitant.  If the  Annuitant  dies before  having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period
Under this  option,  monthly  annuity  payments  will be made until the death of both the  Annuitant  and the Joint  Annuitant.  If the
Annuitant and the Joint  Annuitant die before having received 120 monthly  annuity  payments,  the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
|X|      If the Annuitant  dies first,  we will continue to make payments  until the later of the death of the Joint  Annuitant and the end of the period certain.  However,  if the Joint Annuitant is still receiving annuity payments  following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
|X|      If the Joint  Annuitant  dies first,  we will continue to make payments  until the later of the death of the Annuitant and the end of the period certain.

You cannot  withdraw your Account Value or the Protected  Income Value under either GMIB Annuity  Payment Option once annuity  payments have begun.  We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations
|X|      You should  note that GMIB is  designed  to  provide a type of  insurance  that  serves as a safety net only in the event your contract  value  declines  significantly  due to negative  investment  performance.  If your contract  value is not  significantly affected by negative  investment  performance,  it is unlikely that the purchase of the GMIB will result in your receiving  larger annuity  payments than if you had not purchased GMIB.  This is because the assumptions  that we use in computing the GMIB, such as the annuity purchase rates,  (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the  assumptions  that we use in computing  annuity  payout options  outside of GMIB.  Therefore,  you may generate  higher income payments if you were to annuitize a lower  Account  Value at the current  annuity  purchase  rates,  than if you were to annuitize under the GMIB with a higher  Protected  Value than your Account Value but, at the annuity  purchase  rates  guaranteed  under the
     GMIB. The GMIB program does not directly  affect the Annuity's  Account Value,  Surrender Value or the amount payable under either the basic death benefit  provision of the Annuity or any optional  death benefit  provision.  If you surrender  your Annuity,  you will receive the current  Surrender  Value,  not the Protected  Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
|X|      The Annuity offers other annuity  payment  options that you can elect which do not impose an additional  charge,  but which do not offer to guarantee a minimum value on which to make annuity payments.
|X|      Where allowed by law, we reserve the right to limit  subsequent  purchase  payments if we determine,  at our sole  discretion, that based on the timing of your Purchase  Payments and withdrawals,  your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are  disproportionately  larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.
|X|      If you change the Annuitant  after the effective  date of the GMIB program,  the period of time during which we will apply the
     5% annual growth rate may be changed based on the age of the new  Annuitant.  If the new Annuitant  would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
|X|      Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
|X|      At the time you elect to begin  receiving  annuity  payments under the GMIB program or under any other annuity  payment option we make  available,  the  protection  provided by the Annuity's  basic death benefit or any optional  death benefit  provision you elected will no longer apply.

Election of the Program
Currently,  the GMIB program can only be elected at the time that you purchase  your Annuity.  The Annuitant  must be age 75 or less as of the effective date of the GMIB program.  In the future,  we may offer  existing  Annuity Owners the option to elect the GMIB program after the Issue Date of their  Annuity,  subject to our  eligibility  rules and  restrictions.  If you elect the GMIB program after the
Issue Date of your  Annuity,  the program will be effective as of the date of election.  Your Account Value as of the that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program
The GMIB  program  cannot be  terminated  by the Owner once  elected.  The GMIB  program  automatically  terminates  as of the date the
Annuity is fully  surrendered,  on the date the death benefit is payable to your  Beneficiary  (unless your surviving  spouse elects to continue the Annuity),  or on the date that your Account Value is transferred to begin making  annuity  payments.  The GMIB program may also be  terminated  if you  designate a new  Annuitant  who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon  termination  of the GMIB program we will deduct the charge from your Account  Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program
Currently,  we deduct a charge  equal to 0.50% per year of the  average  Protected  Income  Value for the period  the  charge  applies.
Because the charge is calculated  based on the average  Protected  Income Value,  it does not increase or decrease  based on changes to the  Annuity's  Account  Value due to market  performance.  The dollar amount you pay each year will increase in any year the Protected
Income Value  increases,  and it will decrease in any year the Protected  Income Value  decreases due to  withdrawal,  irrespective  of whether your Account Value increases or decreases.

The charge is deducted  annually in arrears  each  Annuity  Year on the  anniversary  of the Issue Date of the  Annuity.  We deduct the amount of the charge pro-rata from the Account Value allocated to the variable  investment  options and the Fixed  Allocations.  No MVA will apply to Account Value deducted from a Fixed  Allocation.  If you surrender your Annuity,  begin receiving  annuity payments under the GMIB program or any other annuity  payment  option we make  available  during an Annuity Year, or the GMIB program  terminates,  we will deduct the charge for the portion of the Annuity Year since the prior  anniversary of the Annuity's  Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity  provides a Death Benefit  during its  accumulation  period.  If the Annuity is owned by one or more natural  persons,  the
Death  Benefit is payable  upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated  before the Annuitant's  death and the Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic Death  Benefit at no  additional  charge.  The  Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit  guarantee under the Annuity.  The Annuity also offers three  different  optional  Death  Benefits that can be purchased for an additional  charge.  The additional  charge is deducted to compensate  American Skandia for providing  increased  insurance  protection under the optional Death
Benefits.  Notwithstanding  the additional  protection  provided under the optional Death Benefits,  the additional cost has the impact of reducing the net performance of the investment options.

The basic Death Benefit depends on the decedent's age on the date of death:

         If death occurs before the decedent's age 85:  The Death Benefit is the greater of:

|X|      The sum of all Purchase Payments less the sum of all withdrawals; and
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

|X|      If death  occurs when the decedent is age 85 or older:  The Death  Benefit is your  Account  Value in the variable  investment options and your Interim Value in the Fixed Allocations.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented when  withdrawn.  For example,  a withdrawal of 50% of Account  Value would be  considered as a 50% reduction in Purchase  Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three  optional  Death  Benefits  are offered  for  purchase  with your  Annuity to provide an enhanced  level of  protection  for your beneficiaries.

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Currently,  these benefits are only offered in those  jurisdictions  where we have received  regulatory approval and must be elected at the time that you  purchase  your  Annuity.  We may, at a later  date,  allow  existing  Annuity  Owners to purchase an optional  Death
Benefit  subject to our rules and any  changes or  restrictions  in the  benefits.  Certain  terms and  conditions  may differ  between jurisdictions  once approved and if you purchase  your Annuity as part of an exchange,  replacement  or transfer,  in whole or in part, from any other  Annuity we issue.  The  "Combination  5% Roll-up  and  Highest  Anniversary  Value"  Death  Benefit may only be elected individually, and cannot be elected in combination with any other optional death benefit.
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Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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The Enhanced  Beneficiary  Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received  regulatory  approval.  Certain  terms and  conditions  may differ  between  jurisdictions  once  approved.  The Enhanced
Beneficiary  Protection  Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest  Anniversary  Value" Death
Benefit.  Please see Appendix G for a  description  of the Enhanced  Beneficiary  Protection  Optional  Death  Benefit  offered  before
November  18,  2002 in  those  jurisdictions  where  we  received  regulatory  approval.  Please  refer to the  section  entitled  "Tax
Considerations" for a discussion of special tax considerations for purchasers of this benefit.
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Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations,
 ------
minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented
 -------------------------
when withdrawn.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is subject to a maximum of 100% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If the Annuity has one Owner,  the Owner must be age 79 or less at the time the Highest  Anniversary  Value  Optional  Death Benefit is
purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner must be age 79 or less.  If the  Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the  Portfolios  offered as  Sub-accounts  under the Annuity are not  available if you elect the Highest  Anniversary  Value
Death  Benefit.  In  addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all proportional withdrawals since the Death Benefit Target Date.

         The amount  determined by this calculation is increased by any Purchase  Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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The Highest  Anniversary Value Death Benefit described above is currently being offered in those  jurisdictions  where we have received regulatory  approval.  Certain terms and conditions may differ between  jurisdictions  once  approved.  The Highest  Anniversary  Value
Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.
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 Please refer to the  definition of Death Benefit  Target Date below.  This death benefit may not be an  appropriate  feature where the
 Owner's age is near the age specified in the Death Benefit  Target Date.  This is because the benefit may not have the same  potential for growth as it otherwise would,  since there will be fewer contract  anniversaries  before the death benefit target date is reached.
 The death  benefit  target  date under this death  benefit is earlier  than the death  benefit  target date under the  Combination  5%
 Roll-up and Highest  Anniversary Value Death Benefit for Owners who are age 76 or older when the contract is issued,  which may result in a lower value on the death  benefit,  since there will be fewer  contract  anniversaries  before the death  benefit  target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the Annuity has one Owner,  the Owner must be age 79 or less at the time the  Combination  5% Roll-up and HAV Optional Death Benefit
is  purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 79 or less.  If the Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios  offered as Sub-accounts  under the Annuity are not available if you elect the Combination 5% Roll-up and HAV
Death  Benefit.  In  addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

         The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value death benefit described above, and
3.       5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o        all Purchase  Payments  increasing at an annual effective  interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

                  MINUS

o        the sum of all withdrawals,  dollar for dollar up to 5% of the death benefit's value as of the prior contract  anniversary (or issue date if the withdrawal is in the first contract  year).  Any  withdrawals in excess of the 5% dollar for dollar limit are proportional.

         If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o        the 5% Roll-up value as of the Death Benefit  Target Date  increased by total  Purchase  Payments made after the Death Benefit
                  Target Date;

                  MINUS

o        the sum of all withdrawals which reduce the 5% Roll-up proportionally.

Please refer to the  definitions  of Death Benefit Target Date below.  This death benefit may not be an  appropriate  feature where the
Owner's age is near the age specified in the Death  Benefit  Target Date.  This is because the benefit may not have the same  potential for growth as it otherwise would, since there will be fewer contract anniversaries before the Death Benefit Target Date is reached.

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The  Combination  5% Roll-up  and  Highest  Anniversary  Value  Death  Benefit  described  above is  currently  being  offered in those jurisdictions  where we have  received  regulatory  approval.  Certain  terms and  conditions  may differ  between  jurisdictions  once approved.  The  "Combination 5% Roll-up and Highest  Anniversary  Value" Death Benefit is not available if you elect any other optional death benefit.
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See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death
Benefit:

|X|      The Death Benefit  Target Date for the Highest  Anniversary  Value Death Benefit is the contract  anniversary  on or after the
             --------------------------
     80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Death Benefit Target Date for the  Combination  5% Roll-up and HAV Death Benefit is the later of the contract  anniversary
             -------------------------
     on or after the 80th birthday of the current Owner,  the oldest of either joint Owner or the Annuitant,  if entity owned,  or five years after the Issue Date of the Annuity.

|X|      The Highest  Anniversary Value equals the highest of all previous  "Anniversary  Values" less  proportional  withdrawals since
             --------------------------
     such anniversary and plus any Purchase Payments since such anniversary.

|X|      The Anniversary  Value is the Account Value as of each  anniversary of the Issue Date of the Annuity.  The  Anniversary  Value
             ------------------
     on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  are  determined by  calculating  the  percentage  of your Account Value that each prior  withdrawal
         -------------------------
     represented when withdrawn.  Proportional  withdrawals result in a reduction to the Highest  Anniversary Value or 5% Roll-up value by reducing such value in the same  proportion as the Account  Value was reduced by the  withdrawal as of the date the  withdrawal occurred.  For example,  if your Highest  Anniversary Value or 5% Roll-up value is $125,000 and you subsequently  withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10%  reduction),  when  calculating  the optional  Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefits are  calculated  as shown above except that the age of the oldest of the Joint
Owners is used to determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving  spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefits are  calculated as shown above except that the age of the Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and the Highest  Anniversary Value Death Benefit at any
time.  The  Combination  5% Roll-up and HAV Death  Benefit may not be  terminated  once  elected.  The  optional  Death  Benefits  will terminate  automatically  on the Annuity  Date.  We may also  terminate  any  optional  Death  Benefit if  necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  equal to 0.25% per year of the average  daily net assets of the  Sub-accounts  for each of the Highest  Anniversary
Value Death  Benefit and the Enhanced  Beneficiary  Protection  Death Benefit and 0.50% per year of the average daily net assets of the
Sub-accounts  for the  Combination  5% Roll-up and HAV Death  Benefit.  We deduct the charge for each of these  benefits to  compensate
American Skandia for providing increased insurance protection under the optional Death Benefits.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series  of  annuity  payments  not  extending  beyond  the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming due, a Beneficiary  can elect to receive the Death Benefit proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable  annuity  payments  (annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse  own the  Annuity  jointly,  we assume  that the sole  primary
Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary  may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit payment.  Any Death Benefit  (including any optional Death  Benefits) that would have been payable to the  Beneficiary  will become the new Account  Value as of the date we receive due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new  purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  surviving  spouse,  the new
Account  Value will be  considered  as the initial  Purchase  Payment.  Any  additional  Purchase  Payments  applied after the date the assumption is effective will be subject to all provisions of the Annuity.

See the section  entitled  "Managing  Your  Annuity - Spousal  Contingent  Annuitant"  for a discussion  of the  treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option
The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other  "qualified investment"  that requires  Minimum  Distributions.  Upon the Owner's death under an IRA,  403(b) or other  "qualified  investment",  a
Beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death  benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs before the date Minimum  Distributions  must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death,  or over the life or life  expectancy of the designated  Beneficiary (as long as  payments  begin  by  December  31st of the  year  following  the  year  of  death).  However,  if the  spouse  is the
         Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy  of the spouse with such payments  beginning no earlier  than  December  31st of the year  following  the year of death or December  31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until  withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue  to be tax  deferred.  Amounts  withdrawn  each year,  including amounts  that are  required  to be  withdrawn  under the Minimum  Distribution  rules,  are  subject to tax.  You may wish to consult a professional  tax  advisor for tax advice as to your  particular  situation.  See the  section  entitled  "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this Qualified Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the  Beneficiary  will be charged at an amount  equal to 1.40%  daily  against  the  average  daily  assets  allocated  to the
              Sub-accounts.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner,  except that the  Sub-accounts  offered will be those  offered under the  Qualified  Beneficiary  Continuation option at the time the option is elected.
|X|      the Fixed  Allocations  will be those offered under the Qualified  Beneficiary  Continuation  option at the time the option is elected.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time
|X|      upon the death of the  Beneficiary,  any  remaining  Account  Value will be paid in a lump sum to the  person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Your Beneficiary  will be provided with a prospectus and settlement  option that will describe this option at the time he or she elects this option.  Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Please contact  American  Skandia for additional  information on the  availability,  restrictions  and limitations that will apply to a
Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the decedent  was not the Owner or Annuitant  as of the Issue Date and did not become the Owner or  Annuitant  due to the prior  Owner's or
Annuitant's  death.  Any Death Benefit  (including  any optional  Death  Benefit) that applies will be suspended for a two-year  period from the date he or she first became Owner or Annuitant.  After the two-year  suspension period is completed,  the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death Benefit to all
Beneficiaries.  "Due proof of death" may include a certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of "due proof of death" we automatically  transfer  the Death  Benefit to the AST Money Market  Sub-account  until we further  determine  the universe of eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require  written  acknowledgment  of all named  Beneficiaries  before we can pay the Death  Benefit.  During the period  from the date of death  until we receive  all  required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account Value.  The Account Value is determined  separately for each  Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  When  determining  the Account Value on any day other than a Fixed  Allocation's  Maturity  Date,  the Account
Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account  Value minus the Annual  Maintenance  Fee, the charge for any optional  benefits and any Market Value  Adjustment that may apply to any Fixed Allocation.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account,  you are purchasing units of the Sub-account.  Each Sub-account  invests  exclusively in shares of an underlying  Portfolio.  The value of the Units  fluctuates with the market  fluctuations  of the Portfolios.  The value of the Units also  reflects the daily accrual for the Insurance  Charge and if you elected one or more optional  benefits  whose annual charge is  deducted  daily,  the  additional  charge  made for such  benefits.  There may be  several  different  Unit  Prices for each
Sub-account  to reflect the  Insurance  Charge and the charges for any  optional  benefits.  The Unit Price for the Units you  purchase will be based on the total  charges for the benefits  that apply to your Annuity.  See the section  entitled  "What Happens to My Units
When There is a Change in Daily  Asset-Based  Charges?"  for a detailed  discussion  of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day,  we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price."  The Unit Price is used for determining  the  value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the  number of Units  involved  in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the Valuation  Day you make the  allocation,  the Unit Price is $14.83.  Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer $3,000 of your Account Value out of that  Sub-account and into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit Price of the  original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477  Units.  We then buy
$3,000 of Units of the new Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value  allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The
Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers  or  withdrawals  from a Fixed
Allocation,  the Interim  Value will reflect the  withdrawal of those  amounts and any interest  credited to those amounts  before they were  withdrawn.  To  determine  the Account  Value of a Fixed  Allocation  on any day other than its  Maturity  Date,  we multiply the
Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia is generally open to process  financial  transactions  on those days that the New York Stock Exchange  (NYSE) is open for trading.  There may be  circumstances  where the NYSE does not open on a regularly  scheduled  date or time or closes at an earlier time  than  scheduled  (normally  4:00 p.m.  EST).  Financial  transactions  requested  before  the  close of the NYSE  which  meet our requirements  will be  processed  according  to the value next  determined  following  the close of  business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE  will be  processed  based on the  value  next  computed  on the next business day. There may be  circumstances  when the opening or closing time of the NYSE is different than other major stock  exchanges, such as NASDAQ or the American Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however,  due to inclement weather,  natural disaster or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities may be restricted.  Under those  circumstances,  your
Account  Value may  fluctuate  based on  changes in the Unit  Values,  but you may not be able to  transfer  Account  Value,  or make a purchase or redemption request.

The NYSE is closed on the  following  nationally  recognized  holidays:  New Year's Day,  Martin  Luther  King,  Jr. Day,  Washington's
Birthday,  Good Friday,  Memorial Day, Independence Day, Labor Day,  Thanksgiving,  and Christmas.  On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial  Purchase  Payments:  We are required to allocate your initial  Purchase  Payment to the  Sub-accounts  within two (2) business days after we receive all of our  requirements  at our office to issue the Annuity.  If we do not have all the required  information to allow us to issue your Annuity,  we may retain the Purchase Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are unable to obtain all of our  required  information  within five (5)  business  days,  we are  required to return the Purchase  Payment to you at that time,  unless you  specifically  consent to our  retaining  the Purchase  Payment  while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase Payment and issue the Annuity within two (2) business days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the  Valuation  Day that we receive the  Purchase
Payment at our  office  with  satisfactory  allocation  instructions.  We will  allocate  any  additional  Purchase  Payments  you make according to your most recent allocation instructions if none are provided.

Scheduled  Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation program,  Systematic  Withdrawals,  Minimum  Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are  scheduled,  unless the scheduled day is not a Valuation  Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial Withdrawals or  Surrenders.  Unscheduled  transactions  are  processed  and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Death Benefits:  Death Benefit claims require our review and evaluation  before  processing.  We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

Transactions in Rydex and ProFunds VP Sub-accounts:  Generally,  purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation Day.  However,  any purchase or redemption order or transfer request  involving the Rydex or ProFunds VP Sub-accounts  must be received by us no later than one hour prior to any announced closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current Valuation Day. The
"cut-off" time for such  financial  transactions  involving a Rydex or ProFunds VP Sub-account  will be extended to1/2hour prior to any announced closing (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically  through American Skandia's Internet website  (www.americanskandia.prudential.com).  You cannot  request a transaction  involving  the  purchase,  redemption or transfer of
Units in one of the Rydex or ProFunds VP  Sub-accounts  between  the  applicable  "cut-off"  time and 4:00 p.m.  Transactions  received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination  of  Optional  Benefits:  Except for the  Guaranteed  Minimum  Income  Benefit and the  Combination  5% Roll-up and Highest
Anniversary Value Death Benefit which cannot be terminated by the owner once elected,  if any optional benefit  terminates,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your  Annuity will become  subject to a different  daily  asset-based  charge.  We will process a transaction  where your Account  Value  allocated to the
Sub-accounts  will be used to purchase new Units of the  Sub-accounts  that reflect the  Insurance  Charge and any optional  benefit or program still elected,  but not the charge for the optional  benefit or program that you terminated.  The number of Units attributed to your  Annuity will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you  invested  will be  increased.  The adjustment in the number of Units and Unit Price will not affect your Account  Value.  Beginning on that date,  your Account Value will be determined  based on the change in the value of Units that reflect the  Insurance  Charge and any other  optional  benefits that you have elected.

TAX CONSIDERATIONS

The tax  considerations  associated  with the Annuity  vary  depending on whether the  contract is (i) owned by an  individual  and not associated with a tax-favored  retirement plan (including  contracts held by a non-natural  person,  such as a trust acting as an agent for a natural  person),  or (ii) held under a tax-favored  retirement plan. We discuss the tax  considerations  for these categories of contracts  below.  The discussion is general in nature and describes  only federal income tax law (not state or other tax laws).  It is based on current law and  interpretations,  which may change. The discussion includes a description of certain spousal rights under the contract  and under  tax-qualified  plans.  Our  administration  of such  spousal  rights and related tax  reporting  accords  with our understanding  of the Defense of Marriage Act (which  defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite  sex).  The  information  provided is not  intended as tax advice.  You should  consult  with a qualified  tax advisor for complete  information  and advice.  References  to purchase  payments  below  relates to your cost basis in your  contract.
Generally,  your cost basis in a contract not associated  with a tax-favored  retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

This contract may also be purchased as a  non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement  plan) by a trust  or  custodial  IRA or  403(b)  account,  which  can hold  other  permissible  assets  other  than the  annuity.  The  terms  and administration  of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s,  as applicable,  are the responsibility of the applicable trustee or  custodian.

CONTRACTS  OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED  RETIREMENT PLANS)

Taxes  Payable by You

We  believe the contract is an annuity  contract for tax  purposes.  Accordingly,  as a general  rule,  you should not pay any tax until you  receive  money  under the  contract.

Generally,  annuity  contracts  issued by the same  company  (and affiliates)  to you during the same  calendar  year must be treated as one annuity  contract  for  purposes of  determining  the amount subject to tax under the rules  described  below.

It is possible that the Internal  Revenue  Service (IRS) would assert that some or all of the charges for the optional  benefits under the contract should be treated for federal income tax purposes as a partial  withdrawal from the  contract.  If this were the case,  the charge for this  benefit  could be deemed a  withdrawal  and treated as taxable to the extent there are earnings in the contract.  Additionally,  for owners under age 591/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

If  the IRS  determines  that the charges for one or more benefits under the contract are taxable  withdrawals,  then the sole or  surviving  owner will be provided  with a notice  from us  describing  available  alternatives regarding these  benefits.

Taxes  on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary  income,  rather than as return of purchase  payments,  until all gain has been  withdrawn.  You will  generally be taxed on any  withdrawals  from the contract while you are alive even if the withdrawal is paid to someone  else.

If you assign or pledge all or part of your contract as collateral for a loan,  the part assigned  generally will be treated as a withdrawal.

If you transfer  your  contract for less than full  consideration,  such as by gift,  you will trigger tax on any gain in the contract.
This rule does not apply if you  transfer  the  contract  to your  spouse or under most  circumstances  if you  transfer  the  contract incident to divorce.

Taxes on Annuity  Payments

A  portion of each annuity  payment you receive will be treated as a partial  return of your purchase  payments and will not be taxed.  The  remaining  portion will be taxed as ordinary  income.  Generally,  the  nontaxable portion is determined by multiplying  the annuity payment you receive by a fraction,  the numerator of which is your purchase  payments
(less any amounts  previously  received  tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase  payments have been recovered  tax-free,  the full amount of the annuity payments will be taxable.
 If annuity  payments stop due to the death of the annuitant  before the full amount of your purchase  payments have been recovered,  a tax deduction may be allowed for the unrecovered amount.

Tax  Penalty on  Withdrawals  and  Annuity  Payments

Any  taxable  amount you receive  under your  contract  may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
o   the amount is paid on or after you reach age 591/2or die;
o   the   amount received is attributable to your becoming disabled;
o   generally  the amount paid or  received  is in the form of  substantially equal  payments not less  frequently  than annually  (Please note that  substantially  equal  payments must continue until the later of reaching age 591/2or 5 years.  Modification of payments  during that time period will result in retroactive  application of the 10% tax penalty.); or
o   the  amount  received  is paid under an  immediate  annuity  contract  (in which  annuity  payments  begin  within one year of purchase).

Special  Rules in Relation to Tax-Free  Exchanges  Under Section  1035

Section  1035 of the Internal  Revenue Code of 1986, as
amended (Code) permits certain tax-free  exchanges of a life insurance,  annuity or endowment  contract for an annuity.  If the annuity is purchased  through a tax-free  exchange of a life  insurance,  annuity or endowment  contract that was purchased prior to August 14,
1982,  then any purchase  payments made to the original  contract  prior to August 14, 1982 will be treated as made to the new contract prior to that date.  [(See  Federal  Tax Status  section in the  Statement  of  Additional  Information.)]

Partial  surrenders  may be treated in the same way as tax-free  1035  exchanges  of entire  contracts,  therefore  avoiding  current taxation of any gains in the contract  as well as the 10% tax  penalty on  pre-age  591/2  withdrawals.  The IRS has  reserved  the right to treat  transactions  it considers  abusive  as  ineligible  for this  favorable  partial  1035  exchange  treatment.  We do not know what transactions  may be considered  abusive.  For example we do not know how the IRS may view early  withdrawals or  annuitizations  after a partial  exchange.
In addition,  it is unclear how the IRS will treat a partial  exchange from a life insurance,  endowment,  or annuity  contract into an immediate  annuity.  As of the date of this  prospectus,  we will accept a partial 1035 exchange from a  non-qualified  annuity into an immediate  annuity as a  "tax-free"  exchange  for future tax  reporting  purposes,  except to the extent that we, as a  reporting  and withholding  agent,  believe that we would be expected to deem the  transaction to be abusive.  However,  some insurance  companies may not recognize these partial  surrenders as tax-free  exchanges and may report them as taxable  distributions  to the extent of any gain distributed  as well as subjecting  the taxable  portion of the  distribution  to the 10% tax penalty.  We strongly urge you to discuss any transaction of this type with your tax advisor before  proceeding with the  transaction.

Taxes Payable by  Beneficiaries

The  death benefit  options are subject to income tax to the extent the  distribution  exceeds  the cost basis in the  contract.
The value of the death benefit, as determined under federal law, is also included in the owner's estate.

Generally,  the same tax rules  described  above would also apply to amounts  received by your  beneficiary.  Choosing any option other than a lump sum death benefit may defer taxes.  Certain minimum  distribution  requirements apply upon your death, as discussed further below.

Tax consequences to the beneficiary vary among the death benefit payment options.
o      Choice 1:   the   beneficiary   is  taxed  on earnings in the contract.
o      Choice 2: the  beneficiary  is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
o      Choice 3: the  beneficiary  is taxed on each payment  (part will be treated as earnings and part as return of premiums).

Considerations for Contingent  Annuitants:  There may be adverse tax consequences if a Contingent  Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred  treatment  under certain  sections of the Code.
In general,  the Code is designed to prevent indefinite  deferral of tax.  Continuing the benefit of tax deferral by naming one or more
Contingent  Annuitants when the Annuity is owned by a non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as Contingent  Annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before  naming a Contingent  Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on  Distributions

Taxable  amounts  distributed  from your annuity  contracts are subject to federal and state income tax reporting and withholding.  In general,  we will withhold  federal income tax from the taxable portion of such  distribution based on the type of  distribution.  In the case of an annuity or similar  periodic  payment,  we will withhold as if you are a married individual with 3 exemptions  unless you designate a different  withholding  status.  In the case of all other  distributions,  we will withhold at a 10% rate.  You may generally  elect not to have tax withheld from your payments.  An election out of withholding  must be made on forms  that we  provide.

State  income  tax  withholding  rules  vary and we will  withhold  based on the rules of your State of residence.  Special tax rules apply to withholding for nonresident  aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different  withholding  rate may be  applicable to a  nonresident  alien based on the terms of an existing  income tax treaty between the United States and the  nonresident  alien's  country.  Please refer to the discussion  below  regarding  withholding rules for tax favored plans (for example, an IRA).

Regardless of the amount  withheld by us, you are liable for payment of federal and state income tax on the taxable  portion of annuity distributions.  You should  consult  with your tax  advisor  regarding  the  payment of the correct  amount of these  income  taxes and potential  liability if you fail to pay such taxes.

Annuity  Qualification

Diversification  And Investor  Control.  In order to qualify for the tax rules  applicable to annuity  contracts  described above, the assets underlying the variable investment options of the annuity contract must be diversified,  according to certain rules. We believe these diversification rules will be met.

An  additional requirement  for  qualification  for the tax  treatment  described  above is that we,  and not you as the  contract  owner, must  have sufficient  control over the  underlying  assets to be treated as the owner of the  underlying  assets for tax purposes.
While we also believe these investor  control rules will be met, the Treasury  Department may promulgate  guidelines  under which a variable annuity will not be treated as an annuity for tax  purposes if persons  with  ownership  rights have  excessive  control  over the investments underlying such variable  annuity.  It is unclear whether such guidelines,  if in fact promulgated,  would have retroactive effect. It is also unclear what effect,  if any, such guidelines may have on transfers  between the investment  options  offered  pursuant to this Prospectus.  We will take any action,  including modifications to your Annuity or the investment options,  required to comply with such guidelines if  promulgated.

Please  refer to the Statement of Additional  information for further  information on these  Diversification and Investor Control  issues.

Required  Distributions  Upon Your Death. Upon your death,  certain  distributions  must be made under the contract.  The required  distributions  depend on whether you die before you start taking annuity  payments under the contract or after you start taking annuity  payments under the  contract.

If  you die on or after the annuity date, the remaining  portion of the interest in the contract must be distributed at least as rapidly as under the method of  distribution  being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed  within 5 years after the date of death.
However, if a periodic  payment option is selected by your designated  beneficiary  and if such payments begin within 1 year of your death,  the value of the contract may be distributed  over the  beneficiary's  life or a period not exceeding the  beneficiary's  life  expectancy.
Your  designated  beneficiary  is the person to whom benefit  rights under the contract pass by reason of death,  and must be a natural person in order to elect a periodic  payment  option  based on life  expectancy  or a period  exceeding  five  years.If the contract is payable to (or for the benefit of) your  surviving  spouse,  that  portion of the  contract  may be  continued  with your spouse as the owner.

Changes In The Contract.  We reserve the right to make any changes we deem  necessary to assure that the contract  qualifies as an annuity  contract for tax  purposes.  Any such changes will apply to all contract  owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

o      The contract is held by a  corporation  or other entity  instead of by an individual or as agent for an individual.
o      Your contract was issued in exchange for a contract  containing  purchase payments made before August 14, 1982.
o      You transfer  your  contract to, or  designate,  a  beneficiary  who is either 37 1/2 years younger than you or a grandchild.
o      You  purchased  more  than one  annuity  contract  from the same  insurer  within  the same calendar year (other than contracts held by tax favored plans).

    CONTRACTS HELD BY TAX FAVORED PLANS

The  following  discussion  covers annuity  contracts held under  tax-favored  retirement plans.

Currently,  the contract may be purchased for use in connection  with  individual  retirement  accounts and annuities  (IRAs) which are subject to Sections  408(a),  408(b) and 408A of the Code. In addition,  this  contract may be purchased  for use in connection  with a corporate  Pension and  Profit-sharing  plan  (subject to 401(a) of the Code),  H.R.  10 plans (also known as Keogh  Plans,  subject to
401(a) of the Code),  Tax  Sheltered  Annuities  (subject to 403(b) of the Code,  also known as Tax Deferred  Annuities  or TDAs),  and
Section 457 plans (subject to 457 of the Code. This  description  assumes that you have satisfied the  requirements for eligibility for these products.

    This contract may also be purchased as a non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement plan) by a trust or  custodial  IRA or  403(b)  account,  which  can hold  other  permissible  assets  other  than the  annuity.  The  terms and administration  of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s,  as applicable,  are the responsibility of the applicable trustee or custodian.

    You should be aware that tax favored plans such as IRAs generally provide income tax deferral  regardless of whether they invest in annuity  contracts.  This means that when a tax  favored  plan  invests in an annuity  contract,  it  generally  does not result in any additional taxbenefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

    IRAs.  If you buy a contract for use as an IRA, we will provide you a copy of the  prospectus  and  contract.  The "IRA  Disclosure
Statement" contains  information about eligibility,  contribution  limits, tax particulars,  and other IRA information.  In addition to this  information  (some of which  is  summarized  below),  the IRS  requires  that you have a "free  look"  after  making  an  initial contribution to the contract.  During this time, you can cancel the contract by notifying us in writing,  and we will refund all of the purchase  payments under the contract (or, if provided by applicable  state law, the amount  credited under the contract,  if greater), less any applicable federal and state income tax withholding.

    Contributions  Limits/Rollovers.  Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified  retirement  plan, as a transfer from another IRA or as a combined  contribution for both the current and prior tax year (only  available  between  January 1st and April 15th.  In 2004 the limit is $3,000;  increasing in 2005 to 2007, to $4,000; and for 2008, $5,000.  After 2008 the contribution amount will be indexed for inflation.  The tax law also provides for a catch-up  provision for individuals who are age 50 and above.  These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter.

    The "rollover" rules under the Code are fairly  technical;  however,  an individual (or his or her surviving  spouse) may generally
"roll  over"  certain  distributions  from tax  favored  retirement  plans  (either  directly  or within 60 days from the date of these distributions)  if he or she  meets  the  requirements  for  distribution.  Once  you  buy  the  contract,  you can  make  regular  IRA contributions  under the contract (to the extent permitted by law).  However,  if you make such regular IRA  contributions,  you should note that you will not be able to treat the contract as a "conduit  IRA," which means that you will not retain  possible  favorable tax treatment if you subsequently  "roll over" the contract funds originally  derived from a qualified  retirement plan or TDA into another
Section 401(a) plan or TDA.

    Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o   You, as owner of the  contract,  must be the  "annuitant"  under the contract  (except in certain  cases  involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o   You cannot sell, assign or pledge the contract;

o   The annual  contribution  you pay cannot be greater than the maximum amount allowed by law,  including  catch-up  contributions  if applicable (which does not include any rollover amounts);

o   The date on which annuity  payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

o   Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually,  the full amount of any distribution  from an IRA (including a distribution from this contract) which is not a rollover is taxable.  As taxable income,  these  distributions are subject to the general tax withholding rules described  earlier.  In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o   Failure to take a minimum distribution also described below.

    SEPs. SEPs are a variation on a standard IRA, and contracts  issued to a SEP must satisfy the same general  requirements  described under IRAs (above).  There are, however, some differences:

o   If you  participate in a SEP, you generally do not include in income any employer  contributions  made to the SEP on your behalf up to the lesser of (a) $41,000 in 2004 or (b) 25% of the employee's earned income (not including  contribution as "earned income" for these  purposes).  However,  for these  purposes,  compensation  in excess of  certain  limits  established  by the IRS will not be
    considered.   In 2004, this limit is $205,000;

o   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o   SEPs for small employers  permit salary  deferrals up to $13,000 in 2004 with the employer making these  contributions  to the SEP.
    However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.  Individuals  participating in a SARSEP who are age
    50 or above by the end of the year will be permitted to contribute an additional  $3,000 in 2004,  increasing in $1,000  increments per year until reaching $5,000 in 2006.  Thereafter, the amount is indexed for inflation.

You will also be provided the same  information,  and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

    ROTH IRAs. Like standard IRAs,  income within a Roth IRA accumulates  tax-free,  and  contributions are subject to specific limits.
Roth IRAs have, however, the following differences:

o   Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified  distributions"  from a Roth IRA are excludable  from gross income.  A "qualified  distribution"  is a  distribution  that satisfies two  requirements:  (1) the distribution  must be made (a) after the owner of the IRA attains age 591/2; (b) after the owner's death;  (c) due to the owner's  disability;  or (d) for a qualified  first time  homebuyer  distribution  within the meaning of Section
72(t)(2)(F)  of the Code;  and (2) the  distribution  must be made in the year that is at least five tax years after the first year for which a contribution  was made to any Roth IRA  established for the owner or five years after a rollover,  transfer,  or conversion was made from a traditional IRA to a Roth IRA.  Distributions from a Roth IRA that are not qualified  distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

o   If eligible  (including  meeting income  limitations and earnings  requirements),  you may make  contributions  to a Roth IRA after attaining age 701/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is designed,  you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another  traditional IRA, conduit IRA, SEP,  SIMPLE-IRA,  a Roth IRA or with a combined  contribution for both the current and prior tax year  (only  available  between  January  1st and  April  15th . The Code  permits  persons  who meet  certain  income  limitations
(generally,  adjusted  gross income under  $100,000),  and who receive  certain  qualifying  distributions  from such non-Roth IRAs, to directly  rollover or make,  within 60 days, a  "rollover"  of all or any part of the amount of such  distribution  to a Roth IRA which they  establish.  This  conversion  triggers  current  taxation  (but is not  subject to a 10% early  distribution  penalty).  Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

      TDAs.  You may own a TDA  generally  if you are either an employer or employee of a  tax-exempt  organization  (as defined  under
Code  Section 501 (c)(3)) or a public  educational  organization,  and you may make  contributions  to a TDA so long as the  employee's rights to the annuity are  nonforfeitable.  Contributions  to a TDA, and any  earnings,  are not taxable  until  distribution.  You may also make  contributions  to a TDA under a salary  reduction  agreement,  generally  up to a maximum of  $13,000  in 2004.  Individuals participating  in a TDA who are age 50 or above by the end of the year will be permitted to contribute  an  additional  $3,000 in 2004, increasing in $1,000  increments  per year until reaching  $5,000 in 2006.  Thereafter,  the amount is indexed for inflation.  Further, you may roll over TDA amounts to another TDA or an IRA.  You may also roll over TDA amounts to a qualified  retirement  plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions  (other than  "grandfathered"  amounts held as of December
31, 1988) may be made only on account of:

o   Your attainment of age 591/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o   Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

      In any event,  you must begin  receiving  distributions  from your TDA by April 1st of the calendar  year after the calendar year you turn age 701/2or retire, whichever is later.

    These  distribution  limits do not apply either to transfers or exchanges  of  investments  under the  contract,  or to any "direct transfer"  of your  interest in the  contract  to another TDA or to a mutual fund  "custodial  account"  described  under Code  Section
403(b)(7).

    Employer  contributions to TDAs are subject to the same general  contribution,  nondiscrimination,  and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other  tax-favored  plan),  IRS minimum  distribution  requirements  must be satisfied.  This means  that  generally  payments  must  start by April 1 of the year  after  the year you reach age 701/2and must be made for each year thereafter.  The amount of the payment must at least equal the minimum required under the IRS rules.  Several choices are available for calculating the minimum amount.  More information on the mechanics of this calculation is available on request.  Please contact us at a reasonable  time before the IRS  deadline  so that a timely  distribution  is made.  Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

    You can use the Minimum Distribution option to satisfy the IRS minimum  distribution  requirements for this contract without either beginning annuity payments or surrendering the contract.  We will distribute to you this minimum  distribution  amount,  less any other partial withdrawals that you made during the year.

Although the IRS rules  determine the required  amount to be distributed  from your IRA each year,  certain  payment  alternatives  are still  available  to you. If you own more than one IRA, you can choose to satisfy your  minimum  distribution  requirement  for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of  distributions  received from an IRA,  SEP, Roth IRA, TDA or qualified  retirement plan before you attain age 591/2. Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 591/2or die;

o   the amount received is attributable to your becoming disabled; or

o   generally the amount paid or received is in the form of  substantially  equal payments not less  frequently  than annually  (Please note that  substantially  equal  payments must continue until the later of reaching age 591/2or 5 years.  Modification  of payments during that time period will result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible  rollover  distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations  described  above),  SEP, 457 government  plan or TDA, we will withhold  federal income tax at the rate of 20%. This
20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other  distributions,  unless you elect otherwise,  we will withhold federal income tax from the taxable portion of such  distribution at an appropriate  percentage.  The rate of withholding on annuity  payments where no mandatory  withholding  is required is determined on the basis of the  withholding  certificate  that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o   For any  annuity  payments  not  subject  to  mandatory  withholding,  you will have taxes  withheld  by us as if you are a married individual, with 3 exemptions; and

o   For all other distributions, we will withhold at a 10% rate.

    We will  provide you with forms and  instructions  concerning  the right to elect that no amount be withheld  from  payments in the ordinary  course.  However,  you should  know that,  in any event,  you are liable for payment of federal  income  taxes on the taxable portion of the  distributions,  and you should consult with your tax advisor to find out more  information on your potential  liability if you fail to pay such taxes.  There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the "Employee  Retirement  Income  Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these  purposes,  an IRA would also  constitute a "plan") from receiving any benefit from any party dealing with the  plan,  as a  result  of the  sale of the  contract.  Administrative  exemptions  under  ERISA  generally  permit  the sale of insurance/annuity  products to plans,  provided that certain  information  is disclosed to the person  purchasing  the  contract.  This information has to do primarily with the fees, charges,  discounts and other costs related to the contract,  as well as any commissions paid to any agent selling the contract.

    Information  about any applicable fees,  charges,  discounts,  penalties or adjustments may be found in the applicable  sections of this Prospectus.

    Information about sales representatives and commissions may be found in the sections of this Prospectus addressing  distribution of the Annuity.

    Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans-- Qualified Contracts

If you are married at the time your  payments  commence,  you may be required by federal law to choose an income  option that  provides survivor  annuity  income to your  spouse,  unless your spouse  waives  that right.  Similarly,  if you are married at the time of your death,  federal law may require all or a portion of the death benefit to be paid to your spouse,  even if you  designated  someone else as your beneficiary.  A brief explanation of the applicable rules follows.  For more information,  consult the terms of your retirement arrangement.

    Defined  Benefit Plans,  Money Purchase  Pension Plans,  and ERISA 403(b)  Annuities.  If you are married at the time your payments commence,  federal law requires that benefits be paid to you in the form of a "qualified  joint and survivor  annuity"  (QJSA),  unless you and your spouse waive that right, in writing.  Generally,  this means that you will receive a reduced payment during your life and, upon your death,  your spouse will receive at least  one-half of what you were  receiving  for life.  You may elect to receive  another income option if your spouse  consents to the election and waives his or her right to receive the QJSA. If your spouse  consents to the alternative  form of payment,  your spouse may not receive any benefits  from the plan upon your death.  Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin  receiving  your benefit.  This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified  pre-retirement  survivor annuity" (QPSA). If the plan pays death  benefits to other  beneficiaries,  you may elect to have a  beneficiary  other than your spouse  receive the death benefit,  but only if your spouse  consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the  alternate  beneficiary,  your  spouse  will  receive no benefits  from the plan upon your  death.  Any QPSA  waiver  prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

    Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required.  Upon your death, your spouse will  receive the entire  death  benefit,  even if you  designated  someone  else as your  beneficiary,  unless your spouse consents  in writing to waive this  right.  Also,  if you are married  and elect an annuity as a periodic  income  option,  federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

    IRAs,  non-ERISA 403(b)  Annuities,  and 457 Plans.  Spousal consent to a distribution is not required.  Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements and reports  required by applicable  law or regulation to you at your last known address of record.  You should therefore  give us prompt  notice of any address  change.  We reserve  the right,  to the extent  permitted  by law and subject to your prior consent, to provide any prospectus, prospectus supplements,  confirmations,  statements and reports required by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.prudential.com  or any other electronic means,  including diskettes or CD ROMs.  We send a  confirmation  statement to you each time a  transaction  is made  affecting  Account  Value,  such as making additional Purchase Payments,  transfers,  exchanges or withdrawals.  We also send quarterly  statements  detailing the activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual Maintenance
Fee, systematic withdrawals (including 72(t) payments and required minimum distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in quarterly  statements  instead of confirming  them  immediately.  You should review the  information  in these statements  carefully.  You may  request  additional  reports.  We  reserve  the right to  charge  up to $50 for each  such  additional report.  We may also send an annual  report and a  semi-annual  report  containing  applicable  financial  statements  for the Separate
Account and the Portfolios,  as of December 31 and June 30,  respectively,  to Owners or, with your prior consent,  make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company  domiciled in Connecticut  with licenses in all 50 states,  the  District of Columbia  and Puerto  Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI"),  whose ultimate parent is Prudential  Financial,  Inc. American Skandia markets its products to broker-dealers and financial  planners  through an internal field marketing  staff. In addition,  American  Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently offers the following products:  (a) flexible  premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b)
certain other fixed  deferred  annuities  that are not registered  with the SEC; and (c) both fixed and variable  immediate  adjustable annuities.

Effective May 1, 2003,  Skandia U.S. Inc.,  the sole  shareholder  of ASI,  which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial,  Inc. is a New Jersey insurance  holding company whose subsidiary  companies serve individual and  institutional  customers  worldwide and include The Prudential  Insurance  Company of America,  one of the largest life insurance  companies in the U.S.  These  companies  offer a variety of products and services,  including life  insurance,  property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration,  asset management,  securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than  American  Skandia has any legal  responsibility  to pay amounts that it owes under its annuity and variable life insurance  contracts.  However,  Prudential  Financial  exercises  significant  influence over the operations and capital  structure of
American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts are where  American  Skandia sets aside and invests the assets of some of our  annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of
Connecticut.  We are the legal  owner of assets in the  separate  accounts.  In the payout  period,  assets  supporting  fixed  annuity payments and any adjustable  annuity payments we make available are held in our general  account.  Assets  supporting  variable annuity payment options may be invested in our separate  accounts.  Income,  gains and losses from assets allocated to these separate  accounts are credited to or charged against each such separate  account without regard to other income,  gains or losses of American  Skandia or of any other of our separate  accounts.  These assets may only be charged with  liabilities  which arise from the  Annuities  issued by
American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment  performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in
Sub-accounts of American  Skandia Life Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B". Separate
Account B was  established  by us pursuant to  Connecticut  law on November  25,  1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  The name of each Sub-account generally  corresponds to the name of the underlying  Portfolio.  Each Sub-account in Separate
Account B may have several  different  Unit Prices to reflect the Insurance  Charge and the charges for any optional  benefits that are offered under this Annuity and other annuities  issued by us through  Separate  Account B. From November 16, 1993, the date the Annuity was first available,  until June 30, 1994 the annualized  expenses  charged against the  Sub-accounts  under the Annuity totaled 1.90%.
This included 1.00% as an investment  allocation  services  charge and 0.90% for the combination of mortality and expense risk, as well as  administration  charges (we refer to this as the "Insurance  Charge").  Starting on July 1, 1994, the 1.00%  investment  allocation services  charge was no longer  assessed,  so that the total  annualized  charges  under the Annuity were 0.90%.  As of May 1, 1998 the total  annualized  charges were further reduced to 0.65%.  Separate  Account B is registered with the SEC under the Investment  Company
Act of 1940 ("Investment  Company Act") as a unit investment trust, which is a type of investment  company.  The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002,  Separate  Account B was organized as a single  separate  account with six different  Sub-account  classes, each of which was registered as a distinct unit investment  trust under the Investment  Company Act.  Effective  November 18, 2002 each
Sub-account  class of Separate  Account B was  consolidated  into the unit  investment  trust  formerly  named  American  Skandia  Life
Assurance  Corporation  Variable  Account B (Class 1  Sub-accounts),  which was  subsequently  renamed  American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each  combination  of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional benefit offered under Annuity  contracts funded through  Separate  Account B. The  consolidation of Separate Account B had no impact on
Annuity Owners.

We reserve the right to make changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new
Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts at our sole discretion.  We may also close Sub-accounts to additional
Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates. We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are  required to obtain under the  Investment
Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on allocations to the Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as applicable.  We do not guarantee the investment  results of any  Sub-account.  Your Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our  obligations  based on Fixed  Allocations  are held in American  Skandia Life
Assurance  Corporation  Separate Account D, also referred to as "Separate  Account D". Such obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An  Annuity  Owner who allocates  a portion of their  Account  Value to  Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely  to us.  We  retain  the risk that the value of the  assets in
Separate  Account D may drop below the  reserves and other  liabilities  we must  maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities  we must  maintain in relation to the  annuities  supported by such assets,  we will transfer  assets from our general account to Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain  assets in Separate
Account D supporting a number of annuities we offer.

We currently employ  investment  managers to manage the assets  maintained in Separate Account D. Each manager we employ is responsible for  investment  management  of a different  portion of Separate  Account D. From time to time  additional  investment  managers may be employed or investment  managers may cease being  employed.  We are under no obligation to employ or continue to employ any  investment manager(s) and have sole discretion over the investment managers we retain.

We are not  obligated to invest  according to specific  guidelines  or strategies  except as may be required by  Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance  companies  offering  variable  annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund  portfolio  requests a vote of  shareholders,  we will vote our shares  based on  instructions  received  from Owners with  Account  Value  allocated  to that
Sub-account.  Owners  have the right to vote an amount  equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares for which we have  received  instructions.  We will furnish  those  Owners who have Account  Value  allocated  to a  Sub-account  whose underlying  mutual fund  portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment  strategy,  adoption of a new investment advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust")  has  obtained an  exemption  from the  Securities  and  Exchange  Commission  that permits its co-investment  advisers,  American  Skandia  Investment  Services,  Incorporated  ("ASISI") and Prudential  Investments LLC, subject to approval by the Board of Trustees of the Trust, to change  sub-advisors for a Portfolio and to enter into new sub-advisory  agreements, without  obtaining  shareholder  approval of the changes.  This exemption  (which is similar to exemptions  granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the sub-advisors by ASISI,  Prudential  Investments LLC and the Trustees. The Trust is required,  under the terms of the exemption,  to provide certain  information to shareholders  following these types of changes.  We may add new Sub-accounts that invest in a series of underlying  funds other than the Trust that is managed by an  affiliate.  Such  series of funds may have a similar  order from the SEC.
You also should review the prospectuses for the other  underlying  funds in which various  Sub-accounts  invest as to whether they have obtained similar orders from the SEC.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance  products.  Differences  may also occur surrounding  the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable  annuity  contracts that we offer. Under certain  circumstances,  these differences could be considered  "material  conflicts," in which case we would take necessary  action to protect  persons with voting rights under our variable  annuity  contracts and variable  life  insurance  policies against persons with voting rights under other insurance  companies'  variable  insurance  products.  If a "material  conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise  due to  differences  in  voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates have entered into  agreements with the investment  adviser or distributor of many of the underlying
Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the Portfolios for which it receives a fee of up to 0.50%  (currently)  of the average  assets  allocated  to the  Portfolios  under the Annuity  from the investment  advisor,  distributor  and/or the fund. Any fees payable will be consistent with the services rendered or the expected cost savings  resulting  from the  arrangement.  These  agreements  may be different for each  underlying  mutual fund whose  portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American  Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the  distributor  and principal  underwriter of the securities  offered through this prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and  co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual  funds.  ASM also acts as an  introducing  broker-dealer  through  which it  receives  a portion  of  brokerage  commissions  in connection  with  purchases  and sales of  securities  held by  portfolios  of American  Skandia  Trust which are offered as underlying investment options under the Annuity.

ASM's principal  business  address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis. ASM enters into  distribution  agreements with  broker-dealers  who are registered under the  Exchange  Act and with  entities  that may offer the Annuity  but are exempt from  registration  ("firms").  Applications  for the
Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions  may be paid based on Account  Value.  The maximum  commission to be paid in connection  with the sale is 0.30% per year of the Account Value. We may also provide  compensation to the distributing  firm for providing  ongoing service to you in relation to the
Annuity.  Commissions and other  compensation  paid in relation to the Annuity do not result in any additional  charge to you or to the
Separate Account.

In  addition,  in an effort to promote the sale of our  products,  (which may  include the  placement  of American  Skandia  and/or the
Annuity on a preferred or recommended  company or product list and/or access to the firm's  registered  representatives)  we or ASM may enter into  compensation  arrangements  with  certain  broker-dealer  firms or  branches  of such firms with  respect to certain or all registered  representatives  of such firms under which such firms may receive separate  compensation or reimbursement  for, among other things,  training of sales personnel,  marketing and/or administrative  and/or other services they provide to us or our affiliates.  To the extent  permitted by NASD rules and other  applicable laws and regulations,  ASM may pay or allow other  promotional  incentives or payments  in the form of cash or  non-cash  compensation.  These  arrangements  may not be  offered  to all firms and the terms of such arrangements  may differ  between firms.  You should note that firms and  individual  registered  representatives  and branch  managers within some firms  participating in one of these compensation  arrangements might receive greater  compensation for selling the Annuity than for selling a different annuity that is not eligible for these  compensation  arrangements.  While compensation is generally taken into account as an expense in considering the charges  applicable to an annuity product,  any such  compensation  will be paid by us or
ASM and will not result in any additional  charge to you. Overall  compensation  paid to the distributing  firm does not exceed,  based on  actuarial  assumptions,  8.5% of the total  Purchase  Payments  made.  Your  registered  representative  can  provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Advertising:  We may advertise certain information  regarding the performance of the investment options.  This information may help you review the  performance of the investment  options and provide a basis for comparison  with other  annuities.  This  information may be less  useful  when  comparing  the  performance  of the  investment  options  with other  savings or  investment  vehicles.  Such other investments  may  not  provide  some  of the  benefits  of  annuities,  or may  not be  designed  for  long-term  investment  purposes.
Additionally other savings or investment vehicles may not receive the beneficial tax treatment given to annuities under the Code.

We may advertise the  performance  of the  Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard  Total Return" figures assume a hypothetical  initial  investment of $1,000  allocated to a Sub-account  during the most recent,  one, five and ten year periods (or since the inception date that the Portfolio has been offered as a Sub-account,  if less).  "Standard Total Return"  figures assume that the applicable  Insurance  Charge and the Annual  Maintenance Fee are deducted and that the Annuity is  surrendered  at the end of the applicable  period.  Since the Annuity does not deduct a Contingent  Deferred Sales
Charge upon  surrender,  no such charge is deducted when  calculating  Standard  Total  Returns.  "Non-standard  Total Return"  figures include  any  performance  figures  that do not meet the SEC's  rules for  Standard  Total  Returns.  Non-standard  Total  Returns  are calculated  in the same manner as  standardized  returns  except that the figures may not reflect all fees and  charges.  "Non-standard
Total  Returns" may also assume that the Annual  Maintenance  Fee does not apply due to the average  Account  Value being  greater than
$50,000,  where the charge is waived.  Standard and  Non-standard  Total Returns will not reflect the  additional  asset-based  charges that are deducted when you elect any optional  benefits.  The additional cost  associated  with any optional  benefits you elected will reduce your performance.  Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the underlying  Portfolios existed prior to the inception of these  Sub-accounts.  Performance quoted in advertising  regarding such  Sub-accounts may indicate  periods during which the Sub-accounts  have been in existence but prior to the initial offering of the
Annuities,  or  periods  during  which  the  underlying  Portfolios  have  been in  existence,  but the  Sub-accounts  have  not.  Such hypothetical  historical  performance  is calculated  using the same  assumptions  employed in  calculating  actual  performance  since inception  of the  Sub-accounts.  Hypothetical  historical  performance  of the  underlying  Portfolios  prior to the  existence of the
Sub-accounts may only be presented as Non-standard Total Returns.

We may advertise the performance of money market-type  Sub-accounts  using a measure of the "current and effective yield".  The current yield of a money  market-type  Sub-account is calculated  based upon the previous  seven-day  period ending on the date of calculation.
The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a
Sub-account.  The current and effective  yields reflect the Insurance  Charge and the charge for any optional  benefits (if applicable)
deducted against the Sub-account.  In a low interest rate environment,  yields for money market-type  Sub-accounts,  after deduction of the  Insurance  Charge,  and the charge for any  optional  benefits  (if  applicable)  may be negative  even  though the yield  (before deducting for such charges) is positive.  Current and effective yield  information  will fluctuate.  This information may not provide a basis for  comparisons  with  deposits in banks or other  institutions  which pay a fixed yield over a stated  period of time,  or with investment  companies which do not serve as underlying  mutual funds for variable  annuities and/or do not have additional  asset-based charges deducted for the insurance protection provided by the Annuity.

Performance  information on the  Sub-accounts is based on past performance  only and is not an indication or  representation  of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance will depend on the type,  quality and, for some of the
Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or  portfolios  and upon  prevailing  market conditions and the response of the underlying  mutual funds to such conditions.  Actual  performance will also depend on changes in the expenses of the underlying mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying  mutual fund or portfolio.  In addition,  the total amount of asset-based  charges  assessed  against each  Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations may include the then current  interest rates we are crediting to new
Fixed  Allocations.  Information  on current rates will be as of the date  specified in such  advertisement.  Rates will be included in advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute  may also compare the  performance  of our  Sub-accounts  with:  (a) certain  unmanaged  market  indices, including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson  Lehman Bond
Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of Europe, Asia and Far East Funds,
and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment companies with investment objectives similar to the mutual  fund or  portfolio  underlying  the  Sub-accounts  being  compared.  This may include  the  performance  ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money, Barron's,  Business
Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity
and Closed End Survey,  the Variable  Annuity  Research Data Survey,  SEI, the  Morningstar  Mutual Fund Sourcebook and the Morningstar
Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial  ratings  services.
Such  rankings may help you in  evaluating  our ability to meet our  obligations  in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or  administer  Annuities.  Such rankings and ratings do not reflect or relate to the  performance  of
Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
American  Skandia  publishes  annual and quarterly  reports that are filed with the SEC. These reports  contain  financial  information about  American  Skandia that is annually  audited by  independent  accountants.  American  Skandia's  annual report for the year ended
December 31, 2003,  together with subsequent  periodic  reports that American Skandia files with the SEC, are incorporated by reference into this  prospectus.  You can obtain copies,  at no cost, of any and all of this  information,  including the American Skandia annual report that is not ordinarily  mailed to contract owners,  the more current reports and any subsequently  filed documents at no cost by contacting us at American  Skandia - Variable  Annuities;  P.O. Box 7040;  Bridgeport,  CT 06601-7040  (Telephone:  203-926-1888).  The
SEC file number for  American  Skandia is  33-44202.  You may read and copy any filings  made by American  Skandia  with the SEC at the
SEC's Public  Reference  Room at 450 Fifth Street,  Washington,  D.C.  20549-0102.  You can obtain  information on the operation of the
Public  Reference  Room by calling (202)  942-8090.  The SEC maintains an Internet site that contains  reports,  proxy and  information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
                                                                                             ------------------

FINANCIAL STATEMENTS
The financial  statements of the separate  account and American  Skandia Life  Assurance  Corporation  are included in the Statement of
Additional Information.

HOW TO CONTACT US
You can contact us by:
|X|      calling Skandia's telephone automated response system at 1-800-766-4530.
|X|      writing to us via regular mail at American Skandia - Variable Annuities,  P.O. Box 7040,  Bridgeport,  Connecticut  06601-7040
       OR for express mail American Skandia - Variable  Annuities,  One Corporate Drive,  Shelton,  Connecticut 06484. NOTE: Failure to
       send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com

You can obtain account  information by calling our automated response system, and at  www.americanskandia.prudential.com,  our Internet
Website.  Our Customer Service  representatives  are also available  during business hours to provide you with  information  about your account.  You can request  certain  transactions  through our  telephone  voice  response  system,  our  Internet  Website or through a customer service  representative.  You can provide authorization for a third party, including your attorney-in-fact  acting pursuant to a power of attorney or an  investment  professional,  to access your  account  information  and perform  certain  transactions  on your account.  You will  need to  complete  a form  provided  by us which  identifies  those  transactions  that you wish to  authorize  via telephonic  and  electronic  means and whether you wish to authorize a third party to perform any such  transactions.  Please note that unless you tell us otherwise,  we deem that all  transactions  that are directed by your investment  professional  with respect to your
Annuity have been  authorized  by you. We require that you or your  representative  provide  proper  identification  before  performing transactions  over the telephone or through our Internet  Website.  This may include a Personal  Identification  Number (PIN) that will be provided  to you upon issue of your  Annuity or you may  establish  or change your PIN by calling  our  automated  response  system,
www.americanskandia.prudential.com,  our Internet  Website.  Any third party that you authorize to perform  financial  transactions  on your account will be assigned a PIN for your account.

Transactions  requested via telephone are recorded.  To the extent  permitted by law, we will not be responsible for any claims,  loss, liability  or  expense  in  connection  with a  transaction  requested  by  telephone  or  other  electronic  means if we acted on such transaction  instructions after following  reasonable  procedures to identify those persons authorized to perform  transactions on your
Annuity  using  verification  methods  which may include a request for your Social  Security  number,  PIN or other form of  electronic identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.
American  Skandia  reserves  the  right to limit,  restrict  or  terminate  telephonic,  facsimile,  Internet  or any other  electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing provisions,  the registrant has been informed that in the  opinion  of the SEC such  indemnification  is  against  public  policy as  expressed  in the  Securities  Act and is  therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its  affiliates  are not  involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates are involved in pending and  threatened  legal  proceedings in the normal  course of its business,  however,  we do not  anticipate  that the outcome of any such legal  proceedings  will have a material adverse  affect  on the  Separate  Account,  or  American  Skandia's  ability  to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                                 APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table shows:  (a) the Unit Price,  as of the dates  shown,  for Units in each of the
Sub-accounts of Separate  Account B that are being offered  pursuant to this  Prospectus;  and (b) the number of Units  outstanding for each such  Sub-account  as of the dates shown.  Since  November 18, 2002,  we have been  determining,  on a daily basis,  multiple Unit
Prices for each  Sub-account of Separate  Account B. We compute  multiple Unit Prices because several of our variable  annuities invest in the same  Sub-accounts,  and these annuities deduct varying charges that correspond to each combination of the applicable  Insurance
Charge,  Distribution  Charge (when applicable) and the charges for each optional benefit.  Where an asset-based  charge  corresponding to a particular  Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity,  the
Unit Price for the new annuity will be  identical  to that of the  existing  annuity.  In such cases,  we will for  reference  purposes depict,  in the  condensed  financial  information  for the new  annuity,  Unit  Prices  of the  existing  annuity.  The  year in which operations  commenced in each such  Sub-account is noted in  parentheses.  To the extent a Sub-account  commenced  operations  during a particular  calendar year, the Unit Price as of the end of the period  reflects only the partial year results from the  commencement of operations  until December 31st of the applicable  year. When a Unit Price was first  calculated for a particular  Sub-account,  we set the price of that Unit at $10.00  per Unit.  Thereafter,  Unit  Prices  vary  based on market  performance.  Unit  Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2004.

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Strong International Equity 1 (1993)
     With No Optional Benefits
     Unit Price                                         $16.49         12.71        15.68        20.44        27.98        17.16        14.38        12.27        11.29       10.36
     Number of Units                                   219,979       254,902      332,333      481,172      425,100      485,513      477,264      408,066      452,589     199,313
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.90          9.96            -            -            -            -            -            -            -           -
     Number of Units                                    15,315            10            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $15.54             -            -            -            -            -            -            -            -           -
     Number of Units                                   425,263             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $7.13             -            -            -            -            -            -            -            -           -
     Number of Units                                   362,254             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $25.15         19.53            -            -            -            -            -            -            -           -
     Number of Units                                10,947,011    14,140,023            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.81             -            -            -            -            -            -            -            -           -
     Number of Units                                    57,874             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST William Blair International Growth 2 (1997)
     With No Optional Benefits
     Unit Price                                         $14.43         10.37        14.04        18.48        24.68        13.60        11.78            -            -           -
     Number of Units                                   536,475       371,174      539,241      792,703      962,018      729,573      235,801            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.51             -            -            -            -            -            -            -            -           -
     Number of Units                                    20,709             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $14.10             -            -            -            -            -            -            -            -           -
     Number of Units                                   879,869             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $13.47             -            -            -            -            -            -            -            -           -
     Number of Units                                       735             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $14.32             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,166,396             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $13.70          9.92            -            -            -            -            -            -            -           -
     Number of Units                                29,706,745    29,062,215            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.41             -            -            -            -            -            -            -            -           -
     Number of Units                                   470,320             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                         $13.24         10.66        13.33        18.44        22.13        13.48        11.42            -            -           -
     Number of Units                                   629,471       730,397      810,030      475,460      108,115      105,857       43,776            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.02          9.70            -            -            -            -            -            -            -           -
     Number of Units                                     5,498         3,471            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $12.93             -            -            -            -            -            -            -            -           -
     Number of Units                                   997,567             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $6.93             -            -            -            -            -            -            -            -           -
     Number of Units                                   308,238             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $12.57         10.20            -            -            -            -            -            -            -           -
     Number of Units                                24,380,182    31,813,722            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.94             -            -            -            -            -            -            -            -           -
     Number of Units                                    74,130             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST DeAM International Equity 4 (1995)
     With No Optional Benefits
     Unit Price                                         $12.36          9.29        11.27        16.73        24.16        12.82        11.63        11.49        10.27           -
     Number of Units                                   283,809       200,531      232,142      344,664      274,671      230,548      203,237      278,460      137,991           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.01             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,066             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $12.05             -            -            -            -            -            -            -            -           -
     Number of Units                                   287,328             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $5.86             -            -            -            -            -            -            -            -           -
     Number of Units                                    91,736             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $11.64          8.81            -            -            -            -            -            -            -           -
     Number of Units                                 9,705,366    10,185,535            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.92             -            -            -            -            -            -            -            -           -
     Number of Units                                    20,245             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                         $10.01          7.93         9.09        10.17        11.03            -            -            -            -           -
     Number of Units                                   126,748       114,507       47,989       11,623          213            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.45             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,213             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.87             -            -            -            -            -            -            -            -           -
     Number of Units                                   232,362             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $12.41             -            -            -            -            -            -            -            -           -
     Number of Units                                       117             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.40             -            -            -            -            -            -            -            -           -
     Number of Units                                   123,219             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.70          7.74            -            -            -            -            -            -            -           -
     Number of Units                                 6,790,405     5,878,055            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.36             -            -            -            -            -            -            -            -           -
     Number of Units                                    34,777             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                         $19.55         13.55       $20.79        22.37        43.43        18.07        17.57        16.71        14.04       10.69
     Number of Units                                   208,990       242,006      337,538      369,812      690,331      506,384      399,262      271,845      221,840      96,278
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.66          9.49            -            -            -            -            -            -            -           -
     Number of Units                                     4,362             5            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $16.55             -            -            -            -            -            -            -            -           -
     Number of Units                                   677,748             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $17.38             -            -            -            -            -            -            -            -           -
     Number of Units                                   145,364             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $18.37         12.83            -            -            -            -            -            -            -           -
     Number of Units                                14,111,281    17,093,250            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.56             -            -            -            -            -            -            -            -           -
     Number of Units                                    52,103             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                          $9.27          6.32         8.65        12.16        15.49            -            -            -            -           -
     Number of Units                                   574,817       493,736      711,997      727,887      608,042            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $14.22          9.73            -            -            -            -            -            -            -           -
     Number of Units                                     3,583         1,705            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.10             -            -            -            -            -            -            -            -           -
     Number of Units                                   853,542             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $6.86             -            -            -            -            -            -            -            -           -
     Number of Units                                   258,089             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $8.92          6.13            -            -            -            -            -            -            -           -
     Number of Units                                38,960,912    44,042,514            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $14.13             -            -            -            -            -            -            -            -           -
     Number of Units                                    27,101             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                          $8.49          5.04         7.17         9.09            -            -            -            -            -           -
     Number of Units                                   322,365       276,968      212,523        8,370            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $16.58             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,887             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $8.40             -            -            -            -            -            -            -            -           -
     Number of Units                                   339,964             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $16.54             -            -            -            -            -            -            -            -           -
     Number of Units                                       211             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.33             -            -            -            -            -            -            -            -           -
     Number of Units                                   859,909             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $8.29          4.96            -            -            -            -            -            -            -           -
     Number of Units                                 9,773,467     5,188,521            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $16.47             -            -            -            -            -            -            -            -           -
     Number of Units                                   164,946             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Goldman Sachs Small-Cap Value 7 (1998)
     With No Optional Benefits
     Unit Price                                         $19.98         14.25        15.58        14.27        10.73         9.93            -            -            -           -
     Number of Units                                   396,816       572,355      943,242      362,487      133,145       65,255            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $14.13             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,263             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $19.56             -            -            -            -            -            -            -            -           -
     Number of Units                                   602,009             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $17.29             -            -            -            -            -            -            -            -           -
     Number of Units                                    35,022             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $19.09         13.72            -            -            -            -            -            -            -           -
     Number of Units                                15,281,632    20,004,839            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $14.03             -            -            -            -            -            -            -            -           -
     Number of Units                                        75             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                         $17.74         13.15        14.61        13.74        11.35        11.36        12.78            -            -           -
     Number of Units                                   730,928       680,968      979,765      594,074      570,268      895,422      771,770            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.58         10.09            -            -            -            -            -            -            -           -
     Number of Units                                    26,249         1,652            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $17.33             -            -            -            -            -            -            -            -           -
     Number of Units                                   920,213             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $13.54             -            -            -            -            -            -            -            -           -
     Number of Units                                       471             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $14.47             -            -            -            -            -            -            -            -           -
     Number of Units                                   962,965             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $16.84         12.58            -            -            -            -            -            -            -           -
     Number of Units                                29,340,189    32,549,396            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.49             -            -            -            -            -            -            -            -           -
     Number of Units                                   344,340             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST DeAM Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                         $11.00          7.72            -            -            -            -            -            -            -           -
     Number of Units                                   110,748        22,404            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $14.35             -            -            -            -            -            -            -            -           -
     Number of Units                                       501             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.93             -            -            -            -            -            -            -            -           -
     Number of Units                                    74,344             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.89             -            -            -            -            -            -            -            -           -
     Number of Units                                   131,066             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.86          7.68            -            -            -            -            -            -            -           -
     Number of Units                                 2,104,855       581,833            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $14.25             -            -            -            -            -            -            -            -           -
     Number of Units                                    30,696             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Goldman Sachs Mid-Cap Growth 9 (2000)
     With No Optional Benefits
     Unit Price                                          $3.70          2.83         3.93         6.61            -            -            -            -            -           -
     Number of Units                                   408,709       162,029      373,853      159,879            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.89             -            -            -            -            -            -            -            -           -
     Number of Units                                    17,091             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $3.65             -            -            -            -            -            -            -            -           -
     Number of Units                                   450,688             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $12.86             -            -            -            -            -            -            -            -           -
     Number of Units                                       382             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $3.87             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,535,565             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $3.60          2.78            -            -            -            -            -            -            -           -
     Number of Units                                21,856,921    16,748,577            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.81             -            -            -            -            -            -            -            -           -
     Number of Units                                   170,457             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Neuberger Berman Mid-Cap Growth 10 (1994)
     With No Optional Benefits
     Unit Price                                         $17.62         13.59        19.88        26.97        29.53        19.63        16.38        14.15        12.27        9.95
     Number of Units                                   273,193       323,369      477,410      301,210       91,314       94,905      104,340      100,758       89,474       3,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.32             -            -            -            -            -            -            -            -           -
     Number of Units                                     7,930             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $16.83             -            -            -            -            -            -            -            -           -
     Number of Units                                   360,730             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $6.23             -            -            -            -            -            -            -            -           -
     Number of Units                                   371,267             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $16.55         12.86            -            -            -            -            -            -            -           -
     Number of Units                                17,346,127    19,674,777            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.24             -            -            -            -            -            -            -            -           -
     Number of Units                                    96,132             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Neuberger Berman Mid-Cap Value 11 (1993)
     With No Optional Benefits
     Unit Price                                         $24.04         17.75        19.97        20.73        16.37        15.59        16.07        12.81        11.59        9.27
     Number of Units                                   653,342       765,716      778,257      619,565      385,591      218,024      260,929      103,416      164,976      86,555
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.50          9.99            -            -            -            -            -            -            -           -
     Number of Units                                    31,506             5            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $23.74             -            -            -            -            -            -            -            -           -
     Number of Units                                   905,217             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $13.46             -            -            -            -            -            -            -            -           -
     Number of Units                                       183             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $13.82             -            -            -            -            -            -            -            -           -
     Number of Units                                   781,348             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $23.90         17.78            -            -            -            -            -            -            -           -
     Number of Units                                32,561,133    37,524,187            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.40             -            -            -            -            -            -            -            -           -
     Number of Units                                   268,150             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                          $4.83          3.59         5.63         6.80            -            -            -            -            -           -
     Number of Units                                   564,609       624,243    1,351,204      168,813            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.59             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,195             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $4.76             -            -            -            -            -            -            -            -           -
     Number of Units                                 2,563,376             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $6.06             -            -            -            -            -            -            -            -           -
     Number of Units                                   200,264             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $4.69          3.51            -            -            -            -            -            -            -           -
     Number of Units                                75,107,237    85,441,507            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.50             -            -            -            -            -            -            -            -           -
     Number of Units                                    34,250             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                         $10.41          7.71         9.79        10.08            -            -            -            -            -           -
     Number of Units                                   268,077       201,049      267,724       54,033            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.54             -            -            -            -            -            -            -            -           -
     Number of Units                                    12,144             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.30             -            -            -            -            -            -            -            -           -
     Number of Units                                   436,340             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.21             -            -            -            -            -            -            -            -           -
     Number of Units                                   140,873             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.16          7.59            -            -            -            -            -            -            -           -
     Number of Units                                12,585,857    11,924,124            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.44             -            -            -            -            -            -            -            -           -
     Number of Units                                    33,721             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                         $25.68         19.36        20.62        20.61        16.37        12.86        14.68        14.31        11.04           -
     Number of Units                                   203,866       108,448      113,440      108,081      106,822      109,887      114,880      140,275       27,379           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.83         10.45            -            -            -            -            -            -            -           -
     Number of Units                                     8,843         2,880            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $25.04             -            -            -            -            -            -            -            -           -
     Number of Units                                   162,133             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $13.75             -            -            -            -            -            -            -            -           -
     Number of Units                                    75,013             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $24.17         18.36            -            -            -            -            -            -            -           -
     Number of Units                                 5,185,874     5,891,582            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.74             -            -            -            -            -            -            -            -           -
     Number of Units                                    20,929             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Alliance Growth 12 (1996)
     With No Optional Benefits
     Unit Price                                         $12.82         10.43        15.21        17.95        20.95        15.75        12.45        10.92            -           -
     Number of Units                                   108,170       210,924      300,536      218,749      183,376      193,822      199,511      119,830            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.46             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,374             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $12.51             -            -            -            -            -            -            -            -           -
     Number of Units                                   366,972             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $5.93             -            -            -            -            -            -            -            -           -
     Number of Units                                   263,698             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $12.13          9.94            -            -            -            -            -            -            -           -
     Number of Units                                15,868,913    21,295,907            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.39             -            -            -            -            -            -            -            -           -
     Number of Units                                    28,954             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                          $7.10          5.82         8.15        10.48        11.29            -            -            -            -           -
     Number of Units                                   596,050       643,644      892,954       93,890       10,558            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.54             -            -            -            -            -            -            -            -           -
     Number of Units                                     8,159             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $7.00             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,225,710             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $11.51             -            -            -            -            -            -            -            -           -
     Number of Units                                        88             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $6.44             -            -            -            -            -            -            -            -           -
     Number of Units                                   893,170             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $6.88          5.68            -            -            -            -            -            -            -           -
     Number of Units                                71,618,196    85,193,279            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.47             -            -            -            -            -            -            -            -           -
     Number of Units                                   188,109             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                         $15.56         11.89        14.17        18.22        21.39        14.11        10.03            -            -           -
     Number of Units                                 1,583,309     1,177,309    1,151,083    1,258,964      935,502      739,559       12,993            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.44          9.53            -            -            -            -            -            -            -           -
     Number of Units                                    78,388         6,555            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $15.23             -            -            -            -            -            -            -            -           -
     Number of Units                                 2,044,281             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $12.40             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,626             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.46             -            -            -            -            -            -            -            -           -
     Number of Units                                 4,075,719             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $14.86         11.44            -            -            -            -            -            -            -           -
     Number of Units                                77,042,171    81,046,482            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.35             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,021,520             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Goldman Sachs Concentrated Growth 13 (1993)
     With No Optional Benefits
     Unit Price                                         $22.02         17.69        25.38        37.39        54.52        35.40        21.18        16.59        13.04        9.54
     Number of Units                                   282,942       397,460      760,500      853,950      853,471      823,116      666,835      574,520      384,701     187,924
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.76             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,768             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $20.67             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,145,694             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $4.57             -            -            -            -            -            -            -            -           -
     Number of Units                                   604,491             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $23.68         19.17            -            -            -            -            -            -            -           -
     Number of Units                                44,566,515    56,016,467            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.68             -            -            -            -            -            -            -            -           -
     Number of Units                                    30,932             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST DeAm Large-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                         $10.12          7.71            -            -            -            -            -            -            -           -
     Number of Units                                    62,999        14,243            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.65             -            -            -            -            -            -            -            -           -
     Number of Units                                       568             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.06             -            -            -            -            -            -            -            -           -
     Number of Units                                    11,627             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $12.61             -            -            -            -            -            -            -            -           -
     Number of Units                                       215             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.02             -            -            -            -            -            -            -            -           -
     Number of Units                                    52,491             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.00          7.67            -            -            -            -            -            -            -           -
     Number of Units                                 1,655,484       986,566            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.56             -            -            -            -            -            -            -            -           -
     Number of Units                                    40,944             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST DeAm Large-Cap Value 14 (2000)
     With No Optional Benefits
     Unit Price                                          $9.77          7.77         9.23         9.84            -            -            -            -            -           -
     Number of Units                                   139,126        80,618       63,553       50,761            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.53             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,875             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.66             -            -            -            -            -            -            -            -           -
     Number of Units                                   122,564             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $12.50             -            -            -            -            -            -            -            -           -
     Number of Units                                       107             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.58             -            -            -            -            -            -            -            -           -
     Number of Units                                    85,554             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.54          7.64            -            -            -            -            -            -            -           -
     Number of Units                                 4,752,102     4,621,831            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.45             -            -            -            -            -            -            -            -           -
     Number of Units                                    40,259             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                          $9.03          7.21         9.68            -            -            -            -            -            -           -
     Number of Units                                    42,479        24,048       24,134            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.25             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,360             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $8.95             -            -            -            -            -            -            -            -           -
     Number of Units                                   121,535             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.89             -            -            -            -            -            -            -            -           -
     Number of Units                                   137,293             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $8.85          7.12            -            -            -            -            -            -            -           -
     Number of Units                                 4,017,495     3,031,899            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.16             -            -            -            -            -            -            -            -           -
     Number of Units                                    29,927             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                         $11.09          8.70        10.10            -            -            -            -            -            -           -
     Number of Units                                   387,468       305,648       54,784            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.83             -            -            -            -            -            -            -            -           -
     Number of Units                                    11,689             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.99             -            -            -            -            -            -            -            -           -
     Number of Units                                   403,537             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $12.80             -            -            -            -            -            -            -            -           -
     Number of Units                                       322             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.91             -            -            -            -            -            -            -            -           -
     Number of Units                                   453,569             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.87          8.59            -            -            -            -            -            -            -           -
     Number of Units                                 9,178,786    15,239,844            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.75             -            -            -            -            -            -            -            -           -
     Number of Units                                    91,128             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                         $15.12         11.08        10.86        10.63         8.48         8.35            -            -            -           -
     Number of Units                                   507,911       317,670      345,833      335,316      232,305       91,685            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $14.08         10.34            -            -            -            -            -            -            -           -
     Number of Units                                    33,818         4,595            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $14.81             -            -            -            -            -            -            -            -           -
     Number of Units                                   414,634             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $16.17             -            -            -            -            -            -            -            -           -
     Number of Units                                   149,582             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $14.45         10.67            -            -            -            -            -            -            -           -
     Number of Units                                13,914,477    14,017,528            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.99             -            -            -            -            -            -            -            -           -
     Number of Units                                    61,714             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Sanford Bernstein Managed Index 500 15
(1998)
     With No Optional Benefits
     Unit Price                                         $12.36          9.77        12.40        13.86        15.31        12.71            -            -            -           -
     Number of Units                                   907,807       711,077      691,458      523,132      262,088      222,115            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.39             -            -            -            -            -            -            -            -           -
     Number of Units                                    14,205             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $12.10             -            -            -            -            -            -            -            -           -
     Number of Units                                   824,390             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.28             -            -            -            -            -            -            -            -           -
     Number of Units                                   554,156             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $11.81          9.41            -            -            -            -            -            -            -           -
     Number of Units                                34,343,576    39,938,791            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.31             -            -            -            -            -            -            -            -           -
     Number of Units                                    82,843             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST American Century Income & Growth 16 (1997)
     With No Optional Benefits
     Unit Price                                         $13.59         10.62        13.34        14.66        16.54        13.54        12.14            -            -           -
     Number of Units                                   247,785       278,381      361,018      386,882      212,826      158,481      104,567            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.64             -            -            -            -            -            -            -            -           -
     Number of Units                                       579             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $13.28             -            -            -            -            -            -            -            -           -
     Number of Units                                   526,565             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.52             -            -            -            -            -            -            -            -           -
     Number of Units                                   339,653             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $12.91         10.16            -            -            -            -            -            -            -           -
     Number of Units                                19,177,690    22,410,834            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.56             -            -            -            -            -            -            -            -           -
     Number of Units                                    63,878             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Alliance Growth and Income 17 (1993)
     With No Optional Benefits
     Unit Price                                         $25.23         19.18        25.17        25.45        24.28        21.05        18.84        15.32        13.04       10.21
     Number of Units                                   772,571       781,774    1,063,471      824,148      771,705      666,925      700,150      671,510      498,080     238,128
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.92          9.84            -            -            -            -            -            -            -           -
     Number of Units                                    75,316         6,376            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $21.72             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,264,426             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $12.88             -            -            -            -            -            -            -            -           -
     Number of Units                                       957             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.25             -            -            -            -            -            -            -            -           -
     Number of Units                                 3,076,626             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $27.83         21.31            -            -            -            -            -            -            -           -
     Number of Units                                46,013,553    49,030,576            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.83             -            -            -            -            -            -            -            -           -
     Number of Units                                   932,323             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                          $8.27          6.84         8.78        10.46        10.51            -            -            -            -           -
     Number of Units                                    89,700        97,144       79,553       76,365          383            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.73             -            -            -            -            -            -            -            -           -
     Number of Units                                       407             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $8.15             -            -            -            -            -            -            -            -           -
     Number of Units                                   313,037             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $7.83             -            -            -            -            -            -            -            -           -
     Number of Units                                   151,265             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $8.01          6.68            -            -            -            -            -            -            -           -
     Number of Units                                10,110,857    11,173,177            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.65             -            -            -            -            -            -            -            -           -
     Number of Units                                    47,679             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST INVESCO Capital Income 18 (1994)
     With No Optional Benefits
     Unit Price                                         $20.31         17.04        20.79        22.89        22.00        19.82        17.60        14.38        12.39        9.62
     Number of Units                                   244,888       274,957      421,855      458,422      291,589      317,432      287,286      283,889      293,340     150,719
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.78             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,343             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $18.73             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,102,775             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.99             -            -            -            -            -            -            -            -           -
     Number of Units                                   204,589             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $19.09         16.14            -            -            -            -            -            -            -           -
     Number of Units                                29,269,249    37,055,825            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.70             -            -            -            -            -            -            -            -           -
     Number of Units                                    38,215             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST DeAM Global Allocation 19 (1993)
     With No Optional Benefits
     Unit Price                                         $17.43         14.68        17.47        19.92        20.97        17.46        15.57        13.27        12.04        9.91
     Number of Units                                    87,241       100,537      149,042      172,245      203,969      223,039      211,541      186,453      239,737     114,927
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $16.18             -            -            -            -            -            -            -            -           -
     Number of Units                                   244,970             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.71             -            -            -            -            -            -            -            -           -
     Number of Units                                    61,801             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $17.09         14.50            -            -            -            -            -            -            -           -
     Number of Units                                14,050,030    18,212,529            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.70             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,832             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                         $14.83         12.56        14.00        14.65        15.22        13.56        11.25            -            -           -
     Number of Units                                   191,980       128,128      182,487      106,849       52,889       22,252        3,720            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.76             -            -            -            -            -            -            -            -           -
     Number of Units                                    11,934             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $14.48             -            -            -            -            -            -            -            -           -
     Number of Units                                   236,617             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.81             -            -            -            -            -            -            -            -           -
     Number of Units                                   115,095             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $14.08         12.01            -            -            -            -            -            -            -           -
     Number of Units                                13,028,139    12,683,097            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.68             -            -            -            -            -            -            -            -           -
     Number of Units                                    30,366             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                         $20.98         17.03        19.02        20.11        20.34        18.56        15.78        13.44        11.98        9.80
     Number of Units                                   146,224       155,933      109,469      114,244      134,685      136,200       99,319       82,655       89,787      74,058
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.26          9.97            -            -            -            -            -            -            -           -
     Number of Units                                    16,691         8,031            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $19.19             -            -            -            -            -            -            -            -           -
     Number of Units                                   275,220             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.37             -            -            -            -            -            -            -            -           -
     Number of Units                                   222,150             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $19.72         16.13            -            -            -            -            -            -            -           -
     Number of Units                                15,311,524    15,466,227            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.18             -            -            -            -            -            -            -            -           -
     Number of Units                                    83,496             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST T. Rowe Price Global Bond 20 (1994)
     With No Optional Benefits
     Unit Price                                         $14.28         12.74        11.15        10.93        11.05        12.13        10.65        11.11        10.58        9.61
     Number of Units                                   465,034       585,072      192,368      211,010      222,268      335,544      266,136      213,216      127,373      25,171
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.55             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,095             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $14.04             -            -            -            -            -            -            -            -           -
     Number of Units                                   245,525             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $13.73             -            -            -            -            -            -            -            -           -
     Number of Units                                   289,862             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $13.40         12.04            -            -            -            -            -            -            -           -
     Number of Units                                11,102,795    14,576,376            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.47             -            -            -            -            -            -            -            -           -
     Number of Units                                    92,875             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                         $15.90         13.17        13.25        13.31        14.84        14.64        14.37        12.75        11,32        9.56
     Number of Units                                 2,292,230     1,347,832      786,689      652,586      557,915      626,368      595,692      433,739      300,107     122,508
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.38         10.28            -            -            -            -            -            -            -           -
     Number of Units                                    40,814         3,156            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $14.99             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,249,072             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.99             -            -            -            -            -            -            -            -           -
     Number of Units                                   906,947             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $14.95         12.47            -            -            -            -            -            -            -           -
     Number of Units                                39,951,395    38,477,793            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.30             -            -            -            -            -            -            -            -           -
     Number of Units                                   144,343             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                         $12.21         10.35        10.38        10.14            -            -            -            -            -           -
     Number of Units                                   707,957       590,060      149,890        1,858            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.05         10.24            -            -            -            -            -            -            -           -
     Number of Units                                    21,453            10            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $12.08             -            -            -            -            -            -            -            -           -
     Number of Units                                   467,191             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $11.98             -            -            -            -            -            -            -            -           -
     Number of Units                                   814,135             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $11.92         10.18            -            -            -            -            -            -            -           -
     Number of Units                                13,311,181    10,468,962            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.97             -            -            -            -            -            -            -            -           -
     Number of Units                                   309,328             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST DeAM Bond (2002)
     With No Optional Benefits
     Unit Price                                         $11.06         10.72            -            -            -            -            -            -            -           -
     Number of Units                                    15,199        16,060            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.99             -            -            -            -            -            -            -            -           -
     Number of Units                                    19,700             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.95             -            -            -            -            -            -            -            -           -
     Number of Units                                    17,086             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.92         10.67            -            -            -            -            -            -            -           -
     Number of Units                                   953,047     1,487,730            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $10.39             -            -            -            -            -            -            -            -           -
     Number of Units                                    12,413             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                         $18.39         17.58        16.20        14.98        13.51        13.75        12.65        11.60        11.32        9.62
     Number of Units                                 1,896,238     2,496,607    2,171,814    2,219,006    1,509,966    1,703,920    1,523,587    1,203,159      846,356     256,950
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $10.63         10.18            -            -            -            -            -            -            -           -
     Number of Units                                    96,756         7,823            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $17.64             -            -            -            -            -            -            -            -           -
     Number of Units                                 2,172,385             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $13.23             -            -            -            -            -            -            -            -           -
     Number of Units                                 2,301,863             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $17.29         16.65            -            -            -            -            -            -            -           -
     Number of Units                                84,154,157   113,007,310            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $10.55             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,067,126             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                         $15.42         15.03        14.24        13.28        12.32        12.00        11.42        10.71        10.41           -
     Number of Units                                 1,309,374     1,605,101    1,002,458      862,868      807,789      593,352      469,686      424,713      399,158           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $10.33             -            -            -            -            -            -            -            -           -
     Number of Units                                    64,164             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $15.04             -            -            -            -            -            -            -            -           -
     Number of Units                                   984,068             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $10.30             -            -            -            -            -            -            -            -           -
     Number of Units                                    13,612             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $12.08             -            -            -            -            -            -            -            -           -
     Number of Units                                   956,856             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $14.52         14.26            -            -            -            -            -            -            -           -
     Number of Units                                49,909,791    61,707,894            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $10.26             -            -            -            -            -            -            -            -           -
     Number of Units                                   238,601             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
AST Money Market (1993)
     With No Optional Benefits
     Unit Price                                         $13.80         13.81        13.72        13.31        12.63        12.15        11.63        11.14        10.70       10.23
     Number of Units                                 5,253,119     8,322,994    7,694,667    7,219,151    3,950,988    1,757,232    1,518,310    1,292,931      968,666     880,903
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $9.97         10.00            -            -            -            -            -            -            -           -
     Number of Units                                    61,894        15,100            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $12.95             -            -            -            -            -            -            -            -           -
     Number of Units                                 3,023,474             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $9.95             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,884             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.51             -            -            -            -            -            -            -            -           -
     Number of Units                                 1,245,396             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $13.12         13.23            -            -            -            -            -            -            -           -
     Number of Units                                91,304,625   163,759,511            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                          $9.91             -            -            -            -            -            -            -            -           -
     Number of Units                                   432,412             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Gartmore Variable Investment Trust - GVIT
Developing Markets 21 (1996)
     With No Optional Benefits
     Unit Price                                          $9.63          6.07         6.77         7.32        10.31         6.30        10.15        10.29            -           -
     Number of Units                                   979,994       337,154      235,357      220,596      210,007      250,465      305,775       39,355            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $15.74             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,956             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.40             -            -            -            -            -            -            -            -           -
     Number of Units                                   559,123             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.59             -            -            -            -            -            -            -            -           -
     Number of Units                                   122,136             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.12          5.79            -            -            -            -            -            -            -           -
     Number of Units                                12,075,749    10,957,884            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $15.63             -            -            -            -            -            -            -            -           -
     Number of Units                                    20,956             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Wells Fargo Variable Trust - Equity Value (1998)
     With No Optional Benefits
     Unit Price                                          $8.54          6.84         9.07         9.76         9.28         9.58            -            -            -           -
     Number of Units                                    44,932       109,227      131,195      131,343       22,874        1,943            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $8.37             -            -            -            -            -            -            -            -           -
     Number of Units                                   104,929             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.10             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,838             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $8.18          6.61            -            -            -            -            -            -            -           -
     Number of Units                                 2,459,198     2,835,243            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Wells Fargo Variable Trust - Equity Income
(2000)
     With No Optional Benefits
     Unit Price                                         $16.10         12.84        16.01        17.03            -            -            -            -            -           -
     Number of Units                                    16,761        15,148       14,888        7,400            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.40             -            -            -            -            -            -            -            -           -
     Number of Units                                       163             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $15.92             -            -            -            -            -            -            -            -           -
     Number of Units                                    14,745             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $15.79             -            -            -            -            -            -            -            -           -
     Number of Units                                    10,586             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.28          7.46            -            -            -            -            -            -            -           -
     Number of Units                                 1,662,799     1,361,988            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.32             -            -            -            -            -            -            -            -           -
     Number of Units                                    17,889             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Rydex Variable Trust - Nova (1999)
     With No Optional Benefits
     Unit Price                                          $5.77          4.18         6.54         8.61        10.88            -            -            -            -           -
     Number of Units                                    50,893        53,740       96,678      160,940      170,171            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $5.68             -            -            -            -            -            -            -            -           -
     Number of Units                                    96,668             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $5.57          4.06            -            -            -            -            -            -            -           -
     Number of Units                                 1,903,565     2,629,551            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Rydex Variable Trust - Ursa (1999)
     With No Optional Benefits
     Unit Price                                              -         14.85        12.29        10.76         9.33            -            -            -            -           -
     Number of Units                                         -           875        1,421       58,713       39,869            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $11.08             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,023             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.88         14.45            -            -            -            -            -            -            -           -
     Number of Units                                   182,396       234,642            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Rydex Variable Trust - OTC (1999)
     With No Optional Benefits
     Unit Price                                          $5.95          4.12         6.78        10.53        17.15            -            -            -            -           -
     Number of Units                                    92,804       105,261      185,653      502,685      156,294            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $5.86             -            -            -            -            -            -            -            -           -
     Number of Units                                   215,109             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $3.89             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,672             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $5.75          4.01            -            -            -            -            -            -            -           -
     Number of Units                                 8,415,339    10,686,757            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                          $8.46          6.18         9.13        13.35        13.93            -            -            -            -           -
     Number of Units                                   159,239       135,486      267,417      210,494        9,545            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.27             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,305             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $8.34             -            -            -            -            -            -            -            -           -
     Number of Units                                   304,210             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $13.23             -            -            -            -            -            -            -            -           -
     Number of Units                                        77             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $6.22             -            -            -            -            -            -            -            -           -
     Number of Units                                   137,600             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $8.20          6.03            -            -            -            -            -            -            -           -
     Number of Units                                 7,609,788     9,117,894            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.18             -            -            -            -            -            -            -            -           -
     Number of Units                                    27,792             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                          $5.17          3.58         6.78        12.59        16.55            -            -            -            -           -
     Number of Units                                   226,147       265,726      409,546      381,493      127,037            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $5.09             -            -            -            -            -            -            -            -           -
     Number of Units                                   331,934             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $3.21             -            -            -            -            -            -            -            -           -
     Number of Units                                    42,720             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $5.00          3.49            -            -            -            -            -            -            -           -
     Number of Units                                17,055,983    18,830,138            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                         $12.19          9.60        12.79        14.73        11.36            -            -            -            -           -
     Number of Units                                   194,661       238,488      322,329      386,673        4,966            -            -            -            -           -
     With One Optional Benefit
     Unit Price                                         $12.06             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,415             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $12.01             -            -            -            -            -            -            -            -           -
     Number of Units                                   193,880             -            -            -            -            -            -            -            -           -
     With Any Two Optional Benefits
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.68             -            -            -            -            -            -            -            -           -
     Number of Units                                    59,116             -            -            -            -            -            -            -            -           -
     With All Optional Benefits
     Unit Price                                         $11.81          9.37            -            -            -            -            -            -            -           -
     Number of Units                                 9,461,944    11,475,199            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.98             -            -            -            -            -            -            -            -           -
     Number of Units                                    16,675             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                         $13.81         10.73        12.69        14.17        11.43            -            -            -            -           -
     Number of Units                                   153,732       137,142      282,129      414,091        3,896            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.75             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,970             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $13.60             -            -            -            -            -            -            -            -           -
     Number of Units                                   238,104             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $11.85             -            -            -            -            -            -            -            -           -
     Number of Units                                    48,538             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $13.37         10.47            -            -            -            -            -            -            -           -
     Number of Units                                 6,109,346     7,556,596            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.67             -            -            -            -            -            -            -            -           -
     Number of Units                                     9,201             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                          $3.32          2.49         5.09        11.15        15.20            -            -            -            -           -
     Number of Units                                   144,115       192,391      242,965      280,967      136,110            -            -            -            -           -
     With One Optional Benefit
     Unit Price                                         $12.56             -            -            -            -            -            -            -            -           -
     Number of Units                                       445             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $3.27             -            -            -            -            -            -            -            -           -
     Number of Units                                   162,907             -            -            -            -            -            -            -            -           -
     With Any Two Optional Benefits
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $2.36             -            -            -            -            -            -            -            -           -
     Number of Units                                    51,179             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $3.22          2.43            -            -            -            -            -            -            -           -
     Number of Units                                 7,889,659     9,354,303            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.48             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,831             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Evergreen VA - International Equity 22 (1999)
     With No Optional Benefits
     Unit Price                                         $10.46          7.25         9.16        10.64            -            -            -            -            -           -
     Number of Units                                    38,062        15,780       28,265       18,481            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $10.46             -            -            -            -            -            -            -            -           -
     Number of Units                                       742             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.46             -            -            -            -            -            -            -            -           -
     Number of Units                                    72,511             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.46             -            -            -            -            -            -            -            -           -
     Number of Units                                    24,847             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.61          7.08            -            -            -            -            -            -            -           -
     Number of Units                                 1,230,078     1,442,329            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $10.45             -            -            -            -            -            -            -            -           -
     Number of Units                                     5,552             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                         $11.08          7.34        10.14        11.11            -            -            -            -            -           -
     Number of Units                                   179,911        86,011      114,085       33,699            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $14.86             -            -            -            -            -            -            -            -           -
     Number of Units                                     7,046             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.92             -            -            -            -            -            -            -            -           -
     Number of Units                                   150,470             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.16             -            -            -            -            -            -            -            -           -
     Number of Units                                    69,344             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.73          7.16            -            -            -            -            -            -            -           -
     Number of Units                                 3,425,086     2,205,267            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $14.76             -            -            -            -            -            -            -            -           -
     Number of Units                                    19,312             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Evergreen VA - Omega (2001)
     With No Optional Benefits
     Unit Price                                          $9.36          6.73         9.08            -            -            -            -            -            -           -
     Number of Units                                    34,638         1,695       28,442            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.27             -            -            -            -            -            -            -            -           -
     Number of Units                                    47,047             -            -            -            -            -            -            -            -           -
     Any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.21             -            -            -            -            -            -            -            -           -
     Number of Units                                    15,743             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $6.81          4.93            -            -            -            -            -            -            -           -
     Number of Units                                 3,260,000     2,594,817            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.27             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,320             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                          $8.14          5.91         8.01        10.62        12.26            -            -            -            -           -
     Number of Units                                   413,959        26,656       74,072       33,488          134            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.35             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,594             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $8.02             -            -            -            -            -            -            -            -           -
     Number of Units                                   102,573             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $7.00             -            -            -            -            -            -            -            -           -
     Number of Units                                    75,543             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $7.88          5.76            -            -            -            -            -            -            -           -
     Number of Units                                 9,921,296     2,550,567            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.26             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,495             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Asia 30 (2002)
     With No Optional Benefits
     Unit Price                                         $12.78          7.80            -            -            -            -            -            -            -           -
     Number of Units                                   160,378        18,518            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $16.14             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,307             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $12.71             -            -            -            -            -            -            -            -           -
     Number of Units                                    69,173             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $12.66             -            -            -            -            -            -            -            -           -
     Number of Units                                    47,272             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $12.62          7.76            -            -            -            -            -            -            -           -
     Number of Units                                 2,441,338     2,060,741            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $16.03             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,176             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Japan (2002)
     With No Optional Benefits
     Unit Price                                          $9.18          7.29            -            -            -            -            -            -            -           -
     Number of Units                                    64,887         3,411            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.85             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,038             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.13             -            -            -            -            -            -            -            -           -
     Number of Units                                    42,857             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.09             -            -            -            -            -            -            -            -           -
     Number of Units                                    28,579             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.06          7.25            -            -            -            -            -            -            -           -
     Number of Units                                 2,077,940       338,472            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.76             -            -            -            -            -            -            -            -           -
     Number of Units                                     7,868             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Banks (2002)
     With No Optional Benefits
     Unit Price                                         $11.08          8.62            -            -            -            -            -            -            -           -
     Number of Units                                    20,188         6,455            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                                            -            -            -            -            -            -            -            -           -
                                                        $13.01
     Number of Units                                     3,337             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $11.02             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,002             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.97             -            -            -            -            -            -            -            -           -
     Number of Units                                     8,886             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.94          8.58            -            -            -            -            -            -            -           -
     Number of Units                                   341,497       555,999            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.92             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,576             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Basic Materials (2002)
     With No Optional Benefits
     Unit Price                                         $11.13          8.52            -            -            -            -            -            -            -           -
     Number of Units                                   253,494        11,440            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.50             -            -            -            -            -            -            -            -           -
     Number of Units                                     8,846             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $11.07             -            -            -            -            -            -            -            -           -
     Number of Units                                    37,759             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $11.02             -            -            -            -            -            -            -            -           -
     Number of Units                                    53,759             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.99          8.47            -            -            -            -            -            -            -           -
     Number of Units                                 2,610,829       361,568            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.41             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,940             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                          $7.27          5.23         8.43            -            -            -            -            -            -           -
     Number of Units                                    49,177       111,468       47,974            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $7.19             -            -            -            -            -            -            -            -           -
     Number of Units                                    26,692             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $7.14             -            -            -            -            -            -            -            -           -
     Number of Units                                    20,329             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $7.11          5.16            -            -            -            -            -            -            -           -
     Number of Units                                 1,623,411     2,412,670            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Consumer Cyclical (2002)
     With No Optional Benefits
     Unit Price                                          $9.19          7.29            -            -            -            -            -            -            -           -
     Number of Units                                    24,982        14,792            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.79             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,440             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.14             -            -            -            -            -            -            -            -           -
     Number of Units                                     9,359             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.10             -            -            -            -            -            -            -            -           -
     Number of Units                                    13,935             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.07          7.26            -            -            -            -            -            -            -           -
     Number of Units                                   171,567       319,201            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.71             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,321             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Consumer Non-Cyclical (2002)
     With No Optional Benefits
     Unit Price                                          $9.81          8.33            -            -            -            -            -            -            -           -
     Number of Units                                    11,486         9,203            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.64             -            -            -            -            -            -            -            -           -
     Number of Units                                       110             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.75             -            -            -            -            -            -            -            -           -
     Number of Units                                    13,561             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.71             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,821             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.68          8.29            -            -            -            -            -            -            -           -
     Number of Units                                   135,369       406,966            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.56             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,762             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                          $9.26          7.63         9.25            -            -            -            -            -            -           -
     Number of Units                                   336,748       148,807      262,999            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.27             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,159             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.17             -            -            -            -            -            -            -            -           -
     Number of Units                                   209,311             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.10             -            -            -            -            -            -            -            -           -
     Number of Units                                    50,155             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.06          7.51            -            -            -            -            -            -            -           -
     Number of Units                                 2,665,622     1,985,954            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.19             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,523             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                         $10.06          7.85         9.28            -            -            -            -            -            -           -
     Number of Units                                    28,956        31,033       12,893            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.59             -            -            -            -            -            -            -            -           -
     Number of Units                                        84             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.96             -            -            -            -            -            -            -            -           -
     Number of Units                                    24,316             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.88             -            -            -            -            -            -            -            -           -
     Number of Units                                    32,283             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.84          7.74            -            -            -            -            -            -            -           -
     Number of Units                                 1,055,518     1,086,464            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.51             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,980             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                          $8.44          7.23         9.42            -            -            -            -            -            -           -
     Number of Units                                    57,417        76,140       38,320            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $11.18             -            -            -            -            -            -            -            -           -
     Number of Units                                        89             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $8.35             -            -            -            -            -            -            -            -           -
     Number of Units                                    26,046             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.29             -            -            -            -            -            -            -            -           -
     Number of Units                                    23,591             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $8.25          7.13            -            -            -            -            -            -            -           -
     Number of Units                                 1,510,258     1,313,814            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $11.10             -            -            -            -            -            -            -            -           -
     Number of Units                                    11,578             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Industrial (2002)
     With No Optional Benefits
     Unit Price                                         $10.18             -            -            -            -            -            -            -            -           -
     Number of Units                                    41,864             -            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.00             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,980             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.12             -            -            -            -            -            -            -            -           -
     Number of Units                                    66,394             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.08             -            -            -            -            -            -            -            -           -
     Number of Units                                    11,186             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.05          7.93            -            -            -            -            -            -            -           -
     Number of Units                                   690,803        12,642            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.91             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,639             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Internet (2002)
     With No Optional Benefits
     Unit Price                                         $15.25          8.63            -            -            -            -            -            -            -           -
     Number of Units                                    54,786        53,814            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $15.16             -            -            -            -            -            -            -            -           -
     Number of Units                                     7,564             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $15.10             -            -            -            -            -            -            -            -           -
     Number of Units                                     8,287             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $15.06          8.58            -            -            -            -            -            -            -           -
     Number of Units                                   707,697     2,982,656            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Pharmaceuticals (2002)
     With No Optional Benefits
     Unit Price                                          $9.04          8.62            -            -            -            -            -            -            -           -
     Number of Units                                    81,004         9,411            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $8.99             -            -            -            -            -            -            -            -           -
     Number of Units                                    64,585             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $8.95             -            -            -            -            -            -            -            -           -
     Number of Units                                    24,743             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $8.92          8.57            -            -            -            -            -            -            -           -
     Number of Units                                   782,830       241,916            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $10.02             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,951             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Precious Metals (2002)
     With No Optional Benefits
     Unit Price                                         $13.52          9.77            -            -            -            -            -            -            -           -
     Number of Units                                   315,457       395,037            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $15.61             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,292             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $13.44             -            -            -            -            -            -            -            -           -
     Number of Units                                   135,133             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $13.38             -            -            -            -            -            -            -            -           -
     Number of Units                                    89,687             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $13.35          9.72            -            -            -            -            -            -            -           -
     Number of Units                                 3,303,737     3,992,389            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $15.51             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,099             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                         $14.25         10.77        10.84            -            -            -            -            -            -           -
     Number of Units                                   116,140        32,985       35,747            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.48             -            -            -            -            -            -            -            -           -
     Number of Units                                       248             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $14.10             -            -            -            -            -            -            -            -           -
     Number of Units                                    33,152             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $14.00             -            -            -            -            -            -            -            -           -
     Number of Units                                    18,355             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $13.94         10.61            -            -            -            -            -            -            -           -
     Number of Units                                 1,753,690     1,489,153            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.39             -            -            -            -            -            -            -            -           -
     Number of Units                                     5,332             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP -Semiconductor (2002)
     With No Optional Benefits
     Unit Price                                          $9.67          5.17            -            -            -            -            -            -            -           -
     Number of Units                                    51,652        33,410            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.62             -            -            -            -            -            -            -            -           -
     Number of Units                                    16,928             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.58             -            -            -            -            -            -            -            -           -
     Number of Units                                    17,621             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.55          5.14            -            -            -            -            -            -            -           -
     Number of Units                                 1,401,488       608,142            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                          $5.09          3.51         5.95            -            -            -            -            -            -           -
     Number of Units                                    83,329        48,717       53,955            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $5.04             -            -            -            -            -            -            -            -           -
     Number of Units                                    31,769             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $5.00             -            -            -            -            -            -            -            -           -
     Number of Units                                    74,180             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $4.98          3.46            -            -            -            -            -            -            -           -
     Number of Units                                 3,100,820     3,290,202            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                          $4.49          4.41         7.15            -            -            -            -            -            -           -
     Number of Units                                    56,454        65,796        1,696            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $10.20             -            -            -            -            -            -            -            -           -
     Number of Units                                       128             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $4.45             -            -            -            -            -            -            -            -           -
     Number of Units                                    25,158             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $4.41             -            -            -            -            -            -            -            -           -
     Number of Units                                    30,179             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $4.39          4.35            -            -            -            -            -            -            -           -
     Number of Units                                   787,450     3,082,428            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $10.13             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,026             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                          $7.45          6.18         8.18            -            -            -            -            -            -           -
     Number of Units                                    88,248       127,336       48,251            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.78             -            -            -            -            -            -            -            -           -
     Number of Units                                        92             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $7.38             -            -            -            -            -            -            -            -           -
     Number of Units                                   100,385             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $7.32             -            -            -            -            -            -            -            -           -
     Number of Units                                    18,902             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $7.29          6.09            -            -            -            -            -            -            -           -
     Number of Units                                 1,889,169     3,391,766            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.69             -            -            -            -            -            -            -            -           -
     Number of Units                                     7,430             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Bull (2002)
     With No Optional Benefits
     Unit Price                                         $10.01          8.02            -            -            -            -            -            -            -           -
     Number of Units                                   404,601       153,898            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.15             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,640             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.95             -            -            -            -            -            -            -            -           -
     Number of Units                                   875,798             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.91             -            -            -            -            -            -            -            -           -
     Number of Units                                   394,427             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.88          7.98            -            -            -            -            -            -            -           -
     Number of Units                                 7,676,322     6,296,621            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.07             -            -            -            -            -            -            -            -           -
     Number of Units                                    18,458             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                         $10.45         13.95        11.62            -            -            -            -            -            -           -
     Number of Units                                   196,473       217,878      104,865            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $7.58             -            -            -            -            -            -            -            -           -
     Number of Units                                     1,812             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.34             -            -            -            -            -            -            -            -           -
     Number of Units                                    36,026             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.26             -            -            -            -            -            -            -            -           -
     Number of Units                                    28,299             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.22         13.74            -            -            -            -            -            -            -           -
     Number of Units                                 2,846,064     4,011,499            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                          $7.53             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,186             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                          $7.26          4.78         7.52            -            -            -            -            -            -           -
     Number of Units                                   327,838       108,279       80,778            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $7.18             -            -            -            -            -            -            -            -           -
     Number of Units                                   150,978             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $7.13             -            -            -            -            -            -            -            -           -
     Number of Units                                    56,257             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $7.10          4.71            -            -            -            -            -            -            -           -
     Number of Units                                 5,798,604     6,435,217            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                          $5.16          3.54         5.81            -            -            -            -            -            -           -
     Number of Units                                   729,288       520,310      163,539            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.63             -            -            -            -            -            -            -            -           -
     Number of Units                                     2,703             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $5.11             -            -            -            -            -            -            -            -           -
     Number of Units                                   529,884             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $5.07             -            -            -            -            -            -            -            -           -
     Number of Units                                   257,947             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $5.05          3.49            -            -            -            -            -            -            -           -
     Number of Units                                18,325,679    18,242,013            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.54             -            -            -            -            -            -            -            -           -
     Number of Units                                    12,607             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Short OTC (2002)
     With No Optional Benefits
     Unit Price                                          $6.90         11.07            -            -            -            -            -            -            -           -
     Number of Units                                   164,801       119,355            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $6.49             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,522             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $6.86             -            -            -            -            -            -            -            -           -
     Number of Units                                    48,889             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $6.83             -            -            -            -            -            -            -            -           -
     Number of Units                                    40,617             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $6.81         11.02            -            -            -            -            -            -            -           -
     Number of Units                                 2,407,843       682,058            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                          $6.45             -            -            -            -            -            -            -            -           -
     Number of Units                                    10,811             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                          $1.21          0.60         1.94         6.25        23.61            -            -            -            -           -
     Number of Units                                 1,640,765     1,188,414    1,166,884      473,337      189,497            -            -            -            -           -
     With One Optional Benefit
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $1.19             -            -            -            -            -            -            -            -           -
     Number of Units                                   947,879             -            -            -            -            -            -            -            -           -
     With Any Two Optional Benefits
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $0.77             -            -            -            -            -            -            -            -           -
     Number of Units                                   890,270             -            -            -            -            -            -            -            -           -
     With All Optional Benefits
     Unit Price                                          $1.17          0.58            -            -            -            -            -            -            -           -
     Number of Units                                70,502,464    70,200,723            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Mid-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                         $10.41          7.72            -            -            -            -            -            -            -           -
     Number of Units                                   192,966        28,913            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.35             -            -            -            -            -            -            -            -           -
     Number of Units                                    97,167             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.30             -            -            -            -            -            -            -            -           -
     Number of Units                                    59,964             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.28          7.68            -            -            -            -            -            -            -           -
     Number of Units                                 2,348,166     1,089,843            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.46             -            -            -            -            -            -            -            -           -
     Number of Units                                    18,261             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $9.85          7.75            -            -            -            -            -            -            -           -
     Number of Units                                   150,991        21,813            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $12.46             -            -            -            -            -            -            -            -           -
     Number of Units                                       724             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.79             -            -            -            -            -            -            -            -           -
     Number of Units                                    31,184             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.75             -            -            -            -            -            -            -            -           -
     Number of Units                                    24,107             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.73          7.71            -            -            -            -            -            -            -           -
     Number of Units                                 3,105,446     1,444,783            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $12.38             -            -            -            -            -            -            -            -           -
     Number of Units                                    17,202             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - UltraMid-Cap (2002)
     With No Optional Benefits
     Unit Price                                          $9.71          5.75            -            -            -            -            -            -            -           -
     Number of Units                                    91,098        34,937            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $16.65             -            -            -            -            -            -            -            -           -
     Number of Units                                       180             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.66             -            -            -            -            -            -            -            -           -
     Number of Units                                    23,808             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.62             -            -            -            -            -            -            -            -           -
     Number of Units                                    34,556             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.59          5.72            -            -            -            -            -            -            -           -
     Number of Units                                 2,335,072     2,276,660            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $16.53             -            -            -            -            -            -            -            -           -
     Number of Units                                     5,328             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $9.55          7.14            -            -            -            -            -            -            -           -
     Number of Units                                   346,508        99,422            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.56             -            -            -            -            -            -            -            -           -
     Number of Units                                     4,650             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.50             -            -            -            -            -            -            -            -           -
     Number of Units                                   170,053             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.46             -            -            -            -            -            -            -            -           -
     Number of Units                                   105,751             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.43          7.10            -            -            -            -            -            -            -           -
     Number of Units                                 7,690,089     2,908,617            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.47             -            -            -            -            -            -            -            -           -
     Number of Units                                    27,349             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Small-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                         $10.34          7.75            -            -            -            -            -            -            -           -
     Number of Units                                   184,649        89,346            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                         $13.20             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,412             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $10.28             -            -            -            -            -            -            -            -           -
     Number of Units                                   162,123             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                         $13.16             -            -            -            -            -            -            -            -           -
     Number of Units                                     3,708             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $10.23             -            -            -            -            -            -            -            -           -
     Number of Units                                    65,882             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $10.21          7.71            -            -            -            -            -            -            -           -
     Number of Units                                 8,727,145     2,138,861            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.11             -            -            -            -            -            -            -            -           -
     Number of Units                                    24,983             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                          $9.61          4.85         8.51         9.27        11.98            -            -            -            -           -
     Number of Units                                   258,143       147,185      221,152      233,113            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $9.47             -            -            -            -            -            -            -            -           -
     Number of Units                                    62,351             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $9.49             -            -            -            -            -            -            -            -           -
     Number of Units                                    60,051             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $9.31          4.73            -            -            -            -            -            -            -           -
     Number of Units                                 6,332,095     5,664,617            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
Sub-account                                           2003          2002         2001         2000         1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - U.S. Government Plus (2002)
     With No Optional Benefits
     Unit Price                                         $11.27         11.64            -            -            -            -            -            -            -           -
     Number of Units                                   186,404       206,704            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                         $11.20             -            -            -            -            -            -            -            -           -
     Number of Units                                    23,280             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $11.15             -            -            -            -            -            -            -            -           -
     Number of Units                                    20,058             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                         $11.12         11.58            -            -            -            -            -            -            -           -
     Number of Units                                 2,033,836     7,945,270            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                          $9.79             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,691             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------
ProFund VP - Rising Rates Opportunity (2002)
     With No Optional Benefits
     Unit Price                                          $7.69          8.07            -            -            -            -            -            -            -           -
     Number of Units                                   217,316       126,238            -            -            -            -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $9.22             -            -            -            -            -            -            -            -           -
     Number of Units                                     6,919             -            -            -            -            -            -            -            -           -
     With GMWB
     Unit Price                                          $7.64             -            -            -            -            -            -            -            -           -
     Number of Units                                    47,076             -            -            -            -            -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -            -            -            -            -            -            -           -
     Number of Units                                         -             -            -            -            -            -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $7.61             -            -            -            -            -            -            -            -           -
     Number of Units                                    78,428             -            -            -            -            -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $7.59          8.03            -            -            -            -            -            -            -           -
     Number of Units                                 2,570,189       583,657            -            -            -            -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                          $9.16             -            -            -            -            -            -            -            -           -
     Number of Units                                    31,892             -            -            -            -            -            -            -            -           -
------------------------------------------------- ------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------ -------------- ------------- ------------ ------------- ---------- ------------- ------------ ------------ ------------ -----------
Sub-account                                          2003           2002         2001          2000        1999         1998         1997         1996         1995         1994
------------------------------------------------ -------------- ------------- ------------ ------------- ---------- ------------- ------------ ------------ ------------ -----------
------------------------------------------------ -------------- ------------- ------------ ------------- ---------- ------------- ------------ ------------ ------------ -----------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                              -          2.99         4.77          7.46          -             -            -            -            -           -
     Number of Units                                         -        42,562       44,306        37,575          -             -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -             -          -             -            -            -            -           -
     Number of Units                                         -             -            -             -          -             -            -            -            -           -
     With GMWB
     Unit Price                                              -             -            -             -          -             -            -            -            -           -
     Number of Units                                         -             -            -             -          -             -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -            -             -          -             -            -            -            -           -
     Number of Units                                         -             -            -             -          -             -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                              -             -            -             -          -             -            -            -            -           -
     Number of Units                                         -             -            -             -          -             -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                              -          2.94            -             -          -             -            -            -            -           -
     Number of Units                                         -     1,716,102            -             -          -             -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                              -             -            -             -          -             -            -            -            -           -
     Number of Units                                         -             -            -             -          -             -            -            -            -           -
------------------------------------------------ -------------- ------------- ------------ ------------- ---------- ------------- ------------ ------------ ------------ -----------
------------------------------------------------ -------------- ------------- ------------- ------------ ---------- ------------- ------------ ------------ ------------ -----------
Target Managed VIP (1999)
     With No Optional Benefits
     Unit Price                                              -             -             -            -
     Number of Units                                         -             -             -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -             -             -            -
     Number of Units                                         -             -             -            -
     With GMWB
     Unit Value                                          $8.36             -             -            -
     Number of Units                                 1,697,696             -             -            -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -             -             -            -
     Number of Units                                         -             -             -            -
     With any one of EBP or HAV and GMWB
     Unit Value                                         $13.20             -             -            -
     Number of Units                                   476,951             -             -            -
     With HAV, EBP and GRO Plus
     Unit Price                                              -             -             -            -
     Number of Units                                         -             -             -            -
     With HAV, EBP and GMWB
     Unit Value                                              -             -             -            -
     Number of Units                                         -             -             -            -
------------------------------------------------ -------------- ------------- ------------- ------------ ---------- ------------- ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Sub-account                                          2003          2002           2001         2000         1999        1998         1997         1996         1995         1994
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
The Dow DARTSM 10 (1999)
     With No Optional Benefits
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With GMWB
     Unit Value                                          8.02              -             -            -
     Number of Units                                  517,287              -             -            -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With any one of EBP or HAV and GMWB
     Unit Value                                        $12.05              -             -            -
     Number of Units                                   10,069              -             -            -
     With HAV, EBP and GRO Plus
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With HAV, EBP and GMWB
     Unit Value                                             -              -             -            -
     Number of Units                                        -              -             -            -
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Global Target 15 (1999)
     With No Optional Benefits
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With GMWB
     Unit Value                                        $10.59              -             -            -
     Number of Units                                  277,522              -             -            -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With any one of EBP or HAV and GMWB
     Unit Value                                        $12.96              -             -            -
     Number of Units                                    8,569              -             -            -
     With HAV, EBP and GRO Plus
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With HAV, EBP and GMWB
     Unit Value                                             -              -             -            -
     Number of Units                                        -              -             -            -
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Sub-account                                          2003          2002           2001         2000         1999        1998         1997         1996         1995         1994
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
S&P Target 24 (1999)
     With No Optional Benefits
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With GMWB
     Unit Value                                         $7.30              -             -            -
     Number of Units                                  751,579              -             -            -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With any one of EBP or HAV and GMWB
     Unit Value                                        $11.89              -             -            -
     Number of Units                                    5,532              -             -            -
     With HAV, EBP and GRO Plus
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With HAV, EBP and GMWB
     Unit Value                                             -              -             -            -
     Number of Units                                        -              -             -            -
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Nasdaq Target 15 (1999)
     With No Optional Benefits
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With GMWB
     Unit Value                                         $8.90              -             -            -
     Number of Units                                  569,649              -             -            -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With any one of EBP or HAV and GMWB
     Unit Value                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With HAV, EBP and GRO Plus
     Unit Price                                             -              -             -            -
     Number of Units                                        -              -             -            -
     With HAV, EBP and GMWB
     Unit Value                                             -              -             -            -
     Number of Units                                        -              -             -            -
------------------------------------------------ ------------- -------------- ------------- ------------ ----------- ------------ ------------ ------------ ------------ -----------

                                                                                                          Year Ended December 31,
------------------------------------------------- ------------- ------------ -------------- ------------ ---------- ------------- ------------ ------------ ------------ -----------
Sub-account                                           2003         2002          2001          2000        1999         1998         1997         1996         1995         1994
------------------------------------------------- ------------- ------------ -------------- ------------ ---------- ------------- ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------ -------------- ------------ ---------- ------------- ------------ ------------ ------------ -----------
Value Line(R)- Target 25 (1999)
     With No Optional Benefits
     Unit Price                                              -            -              -            -
     Number of Units                                         -            -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -            -              -            -
     Number of Units                                         -            -              -            -
     With GMWB
     Unit Value                                          $3.20            -              -            -
     Number of Units                                 1,541,426            -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -            -              -            -
     Number of Units                                         -            -              -            -
     With any one of EBP or HAV and GMWB
     Unit Value                                              -            -              -            -
     Number of Units                                         -            -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                              -            -              -            -
     Number of Units                                         -            -              -            -
     With HAV, EBP and GMWB
     Unit Value                                              -            -              -            -
     Number of Units                                         -            -              -            -
------------------------------------------------- ------------- ------------ -------------- ------------ ---------- ------------- ------------ ------------ ------------ -----------
------------------------------------------------- ------------- ------------ -------------- ------------ ---------- ------------- ------------ ------------ ------------ -----------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                          $7.87         5.69           7.43            -          -             -            -            -            -           -
     Number of Units                                    52,749        1,663            -0-            -          -             -            -            -            -           -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                              -            -              -            -          -             -            -            -            -           -
     Number of Units                                         -            -              -            -          -             -            -            -            -           -
     With GMWB
     Unit Price                                          $7.80            -              -            -          -             -            -            -            -           -
     Number of Units                                   105,148            -              -            -          -             -            -            -            -           -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                              -            -              -            -          -             -            -            -            -           -
     Number of Units                                         -            -              -            -          -             -            -            -            -           -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $7.75            -              -            -          -             -            -            -            -           -
     Number of Units                                    18,435            -              -            -          -             -            -            -            -           -
     With HAV, EBP and GRO Plus
     Unit Price                                          $7.71         5.62              -            -          -             -            -            -            -           -
     Number of Units                                 1,852,899      550,334              -            -          -             -            -            -            -           -
     With HAV, EBP and GMWB
     Unit Value                                         $13.15            -              -            -          -             -            -            -            -           -
     Number of Units                                     7,263            -              -            -          -             -            -            -            -           -
------------------------------------------------- ------------- ------------ -------------- ------------ ---------- ------------- ------------ ------------ ------------ -----------

1.       Effective  December 10, 2001, Strong Capital  Management,  Inc. became  Sub-advisor of the Portfolio.  Between May 3, 1999 and
     December 10, 2001, A I M Capital  Management,  Inc.  served as  Sub-advisor of the  Portfolio,  then named "AST AIM  International
     Equity."  Between October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam  International  Equity."  Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor of the
     Portfolio, then named "Seligman Henderson International Equity Portfolio."
2.       Effective  November 11, 2002,  William Blair & Company,  L.L.C.  became  Sub-advisor of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then anmed "AST Janus Overseas Growth."
3.       This  Portfolio  reflects  the  addition of the net assets of the AST  American  Century  International  Growth  Portfolio  II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective May 1, 2002,  Deutsche Asset Management,  Inc. became Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Founders
     Asset  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport."  Prior to October 15, 1996,
     Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
5.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became Sub-advisor of the Portfolio.  Prior to September 17,
     2001,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST Janus  Small-Cap  Growth." Prior to
     December  31,  1998,  Founders  Asset  Management,  LLC served as  Sub-advisor  of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
6.       Effective  December 10, 2001,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001 the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective May 1, 2001,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2001,  Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
8.       Effective  October 23, 2000, GAMCO  Investors,  Inc. became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T. Rowe
     Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio."
9.       Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
10.      Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 1998, Berger
     Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
11.      Effective  May 1,  1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
12.      Effective May 1, 2000,  Alliance Capital Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and
     May 1, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST  Oppenheimer  Large-Cap  Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company Investment  Management,  L.P. served as Sub-advisor of the
     Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
13.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
14.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
15.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000,  Bankers
     Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
16.      Effective May 3, 1999,  American Century  Investment  Management,  Inc. became  Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam Investment Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value
     Growth & Income."
17.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
18.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
19.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1, 2002, A I M
     Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and May
     3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Balanced." Prior to
     October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix Balanced Asset
     Portfolio."
20.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was  changed  to the  "AST  T.  Rowe  Price  Global  Bond".  Effective  May 1,  1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1,  1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
21.      Effective June 20, 2003,  pursuant to a shareholder  vote, the Emerging  Markets  portfolio of Montgomery  Variable Series was reorganized  into the Developing  Markets  portfolio of Gartmore  Variable  Investment  Trust.  The Montgomery  Variable  Series -
     Emerging Markets portfolio no longer exists
22.      Effective  December 5, 2003,  pursuant to a shareholder  approval,  the Evergreen VA Global Leaders  Portfolio merged into the
     Evergreen VA International Equity Portfolio.  The Evergreen VA Global Leaders Portfolio no longer exists.
23.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Prior to May 1, 2000,  ProFund VP  UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily  investment  results that corresponded to the performance of the Russell 2000(R)Index.

                                      APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made.  Each  example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is  maintained  in the variable  investment  options.  The formula for  determining  the  Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the Account  Value is $75,000.  The basic Death  Benefit is  calculated  as Purchase  Payments minus  proportional  withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($75,000)
PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume that the Owner has made no withdrawals  and that the Account Value has been  decreasing  due to declines in market  performance.
On the date we receive due proof of death,  the Account Value is $45,000.  The basic Death  Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($50,000)
PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity  Year 5 when the Account  Value was  $75,000.  On the date we receive due proof of death,  the  Account  Value is $90,000.  The basic Death Benefit is  calculated as Purchase  Payments  minus  proportional  withdrawals,  or Account  Value,  which ever is greater.
Therefore,  the basic Death Benefit is equal to $90,000.  The Enhanced  Beneficiary  Protection  Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the Highest  Anniversary  Value  Death  Benefit is  calculated.  Each  example  assumes an initial
Purchase  Payment of $50,000.  Each example  assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the date we receive  due proof of death,  the  Account  Value is  $75,000;  however,  the  Anniversary  Value on the 5th anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death
Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death  Benefit.  The Death Benefit would be the Highest
Anniversary  Value  ($90,000)  because  it is greater  than the amount  that would  have been  payable  under the basic  Death  Benefit
($75,000).

Example with withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity Year 7 when the Account Value was $75,000.  On the date we receive due proof of death,  the Account Value is $80,000;  however, the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death
Benefit Target Date.  The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                                    = max [$80,000, $40,000]
                                    = $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance  and that no withdrawals had been made prior to the Death Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the
Account Value is $75,000.  The Highest  Anniversary  Value on the Death Benefit Target Date was $80,000;  however,  following the Death
Benefit  Target Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a withdrawal  of $5,000 when the Account Value was $70,000.  The Death Benefit is equal to the greater of the Highest  Anniversary  Value plus Purchase  Payments  minus  proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                                    = $80,000 + $15,000 - $6,786
                                    = $88,214

Basic Death Benefit                 = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the  Combination  5% Roll-Up and Highest  Anniversary  Value Death  Benefit are  calculated.  Each example assumes an initial  Purchase  Payment of $50,000.  Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which  time the  Account  Value is  $75,000;
however,  the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The Roll-Up Value is equal to initial  Purchase  Payment  accumulated  at 5% for 6 years,  or $67,005.
The Death  Benefit is equal to the greatest of the Roll-Up  Value,  Highest  Anniversary  Value or the basic Death  Benefit.  The Death
Benefit would be the Highest  Anniversary  Value  ($90,000)  because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a withdrawal  of $5,000 on the 6th  anniversary  of the Issue Date when the Account  Value was $45,000.  The
Roll-Up  Value on the 6th  anniversary  of the Issue  Date is equal to  initial  Purchase  Payment  accumulated  at 5% for 6 years,  or
$67,005.  The 5%  Dollar-for-Dollar  Withdrawal  Limit  for the 7th  annuity  year is  equal to 5% of the  Roll-Up  Value as of the 6th anniversary of the Issue Date, or $3,350.  Therefore,  the remaining  $1,650 of the withdrawal  results in a proportional  reduction to the  Roll-Up  Value.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which  time the  Account  Value is
$43,000;  however,  the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000.  Assume as well that the Owner has died before the Death Benefit  Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary  Value or
the basic Death Benefit.

Roll-Up Value                       = {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650 / ($45,000 - $3,350)]} * 1.05
                                    = ($63,655 - $2,522) * 1.05
                                    = $64,190

Highest Anniversary Value  = $70,000 - [$70,000 * $5,000 / $45,000]
                                    = $70,000 - $7,778
                                    = $62,222

Basic Death Benefit                 = max [$43,000, $50,000 - ($50,000 * $5,000 / $45,000)]
                                    = max [$43,000, $44,444]
                                    = $44,444

Example with death after Death Benefit Target Date
Assume that the Owner has not made any  withdrawals  prior to the Death Benefit  Target Date.  Further assume that the Owner dies after the Death  Benefit  Target Date,  when the Account Value is $75,000.  The Roll-Up Value on the Death Benefit  Target Date (the contract anniversary  on or following  the Owner's 80th  birthday)  is equal to initial  Purchase  Payment  accumulated  at 5% for 10 years,  or
$81,445.  The Highest  Anniversary  Value on the Death Benefit  Target Date was $85,000;  however,  following the Death Benefit  Target
Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a  withdrawal  of $5,000 when the Account  Value was  $70,000.
The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary Value or the basic Death Benefit as of the Death
Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                       = $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                                    = $81,445 + $15,000 - $6,889
                                    = $89,556

Highest Anniversary Value  = $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                                    = $85,000 + $15,000 - $7,143
                                    = $92,857

Basic Death Benefit                 = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,000) * $5,000 / $70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

                                         APPENDIX C-1 -ADVISOR'S CHOICE PRIOR CONTRACT

Between  November 1993 and July 31, 1997, the American  Skandia  offered a variable  annuity under the marketing name Advisors  Choice(R)
which is no longer being  offered  ("Choice" or "Prior  Contract").  Purchase  Payments may continue to be made to the Prior  Contract.
Assets supporting the Prior Contracts are maintained in Sub-account of Separate Account B.

The principle  differences  between the contracts offered by this Prospectus under the marketing name Advisors Choice(R)2000 ("Choice 2"
or "Current  Contract") and the Prior Contract relate to the availability of fixed investment options under the contract,  charges made by the Company, and death benefit provisions.

GLOSSARY OF TERMS

Some of the definitions used in the Choice contract are different from the definitions used in Choice 2 contract.

The  definition  of  "Account  Value" in the  Choice 2  prospectus  is the same as the  definition  of  "Account  Value" in the  Choice prospectus,  except for the inclusion of disclosure  related to fixed investment  options.  Fixed investment  options are not available in the Prior Contract.

The  following  defined  terms in the Choice 2 prospectus  relating to the fixed  investment  options are not  applicable  to the Prior
Contracts: "Current Rates," "Fixed Allocation," "Guarantee Period," "Interim Value," "MVA," and "Maturity Date."

The definition of "Net Purchase  Payment" in the CHC2 prospectus is the same as the definition of "Net Purchase  Payment" in the Choice prospectus,  except for the inclusion of any applicable  sales charge,  initial  maintenance  fee and/or charge for taxes in the Choice contracts.

WHAT ARE THE FIXED INVESTMENT OPTIONS?
The Prior Contracts do not offer a fixed investment option.  Therefore, any provisions in this Prospectus that relate to the Fixed
Allocations are not applicable to the Prior Contract.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Annual  Maintenance  Fee: A maintenance fee for the Prior Contract  equaling the lesser of $35 or 2% may be assessed  against:  (a) the initial  Purchase  Payment;  and (b) each Annuity Year after the first,  the Account Value. It applies to the initial  Purchase Payment only if less than  $50,000.  It is  assessed,  as of the first  Valuation  Period of each Annuity Year after the first only if, at that time, the Account Value of the Annuity is less than $50,000.

MANAGING YOUR ACCOUNT VALUE

DO YOU OFFER DOLLAR COST AVERAGING?
Your  Choice  annuity  must have an  Account  Value of not less than  $20,000  at the time we accept  your  request  for a dollar  cost averaging program.

DO YOU OFFER A PROGRAM TO BALANCED FIXED AND VARIABLE INVESTMENTS?
The "Balanced Investment Program" is not available under the Prior Contract.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE
This benefit is not available under the Prior Contract.

ACCESS TO ACCOUNT VALUE

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Your Choice  annuity  must have an Account  Value of at least  $25,000 at the time we accept your  request for a program of  Systematic
Withdrawals.

WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?
The minimum monthly annuity payment for the Choice contract is $50.00, except where a lower amount is required by law.

LIVING BENEFITS
The Optional Living Benefits are not available under the Prior Contract.

DEATH BENEFIT
The  minimum  death  benefit  for the Choice  contract is the total of each  Purchase  Payment  growing  daily at the  equivalent  of a specified  interest  rate per year  starting as to each  Purchase  Payment on the date it is allocated to the Account  Value,  less the total of each  withdrawal,  of any type,  growing daily at the equivalent of the same  specified  interest rate per year starting as of the date of each such  withdrawal.  However,  this minimum death  benefit may not exceed 200% of (A) minus (B),  where (A) is the total of all Purchase Payment received; and (B) is the total of all withdrawals of any type.

Currently, the specified rate at which the minimum death benefit increases is 5% per year, compounded yearly.

Optional Death Benefits
The Optional Death Benefits are not available under the Prior Contract.

Plus40(TM)OPTIONAL LIFE INSURANCE RIDER
The Plus40(TM)Optional Life Insurance Rider is not available under the Prior Contract.

Performance Information

The  calculation  of  performance  information  and the  Standard  Total  Return  and the  Non-standard  Total  Return  for the  Choice
Sub-accounts are set forth in the Choice 2 Statement of Additional Information.

                                             APPENDIX C-2 -ADVISOR'S DESIGN PRIOR CONTRACT

EXPENSE EXAMPLES

The Expense Examples for the Prior Contract are as follows:

Whether or not you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                       $567                       $1,689                       $2,796                       $5,498
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                       $567                       $1,689                       $2,796                       $5,498
            ----------------------------- --------------------------- --------------------------- --------------------------

---------------------------------------------------------------------------------------------------------------------------------------
The Expense Examples shown above assume your Account Value is less than $50,000 so that the Annual Maintenance Fee applies.  If your
Account Value is greater than $50,000 such that the Annual Maintenance Fee does not apply, the amounts indicated in the Expense
Examples shown above would be reduced.
---------------------------------------------------------------------------------------------------------------------------------------

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Sales Charge:  The Prior Contract  provides for a sales charge in the amount of 1.5% of each Purchase  Payment.  Any  applicable  sales charge is deducted from each Purchase Payment.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the  length of time it  applies,  reduce or  eliminate  the  amount of the  Annual
Maintenance  Fee or reduce the portion of the Insurance  Charge for  administrative  costs.  Generally,  these types of changes will be based on a reduction to our sales,  maintenance or administrative  expenses due to the nature of the individual or group purchasing the
Annuity.  Some of the  factors we might  consider  in making  such a decision  are:  (a) the size and type of group;  (b) the number of
Annuities  purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional  Purchase Payments;  and/or (d) other transactions where sales,  maintenance or administrative  expenses are likely to be reduced. We will not discriminate  unfairly between
Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

No sales charge is imposed when any group  annuity  contract or any Annuity  issued  pursuant to this  Prospectus is owned on its Issue
Date by: (a) any parent company,  affiliate or subsidiary of ours; (b) an officer, director,  employee,  retiree, sales representative, or in the case of an affiliated  broker-dealer,  registered  representative of such company; (c) a director,  officer or trustee of any underlying  mutual fund;  (d) a director,  officer or employee of any  investment  manager,  sub-advisor,  transfer  agent,  custodian,
auditing,   legal  or  administrative  services  provider  that  is  providing  investment  management,   advisory,   transfer  agency,
custodianship,  auditing,  legal and/or  administrative  services to an  underlying  mutual fund or any  affiliate of such firm;  (e) a director,  officer,  employee or registered  representative  of a  broker-dealer  or insurance  agency that has a then current  selling
agreement  with  us  and/or  with  American  Skandia  Marketing,   Incorporated;  (f)  a  director,  officer,  employee  or  authorized representative  of  any  firm  providing  us  or  our  affiliates  with  regular  legal,  actuarial,  auditing,  underwriting,  claims, administrative,  computer  support,  marketing,  office or other services;  (g) the then current spouse of any such person noted in (b)
through (f),  above;  (h) the parents of any such person noted in (b) through (g),  above;  (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above;  and (j) the  siblings of any such persons  noted in (b) through
(h) above.

Any  elimination  of the sales charge or any reduction to the amount of such charges will not  discriminate  unfairly  between  Annuity purchasers.  We will not make any changes to this charge where prohibited by law.

LIVING BENEFITS
The Optional Living Benefits are not available under the Prior Contract.

DEATH BENEFIT

Optional Death Benefits
The Optional Death Benefits are not available under the Prior Contract.

Plus40(TM)OPTIONAL LIFE INSURANCE RIDER
The Plus40(TM)Optional Life Insurance Rider was never available under the Prior Contract.

                               APPENDIX D - SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.  These provisions are noted below.

GLOSSARY OF TERMS

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day other than the Maturity
Date of such Fixed  Allocation.  You may transfer or withdraw all or part of the Account  Value from a Fixed  Allocation  during the 30 days prior to the Maturity Date of such Fixed Allocation without application of a market value adjustment.

INVESTMENT OPTIONS

WHAT ARE THE FIXED INVESTMENT OPTIONS?
The State of New York does not allow a Guarantee Period to exceed ten years in duration.  Additionally, the interest rate we credit to the Fixed Allocation is subject to a minimum.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Annual  Maintenance  Fee: For  contracts  offered to residents of the State of New York the Annual  Maintenance  Fee is $30.00 or 2% of
your Account Value invested in the variable investment options, whichever is less.

PURCHASING YOUR ANNUITY

Age Restrictions: The following condition has been added: The Annuitant may not be older than age 85.

MANAGING YOUR ANNUITY

"May I Change the Owner, Annuitant and Beneficiary Designations?":  The following condition has been removed:
                                                                                                     -------
|X|      A new Annuitant subsequent to the Annuity Date.

"May I Return the  Annuity if I Change My Mind?":  The  "free-look"  period is within 21 days of receipt of the  Annuity  and within 10 days of receipt  for IRAs.  The amount to be  refunded is the Account  Value in the  Sub-accounts  plus the Interim  Value of the Fixed
Allocations  and for IRAs the amount to be refunded is the greater of Premium or Account  Value.  Notice  received by mail is effective as of the date of the postmark.

MANAGING YOUR ACCOUNT VALUE

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
 The minimum amount allowed in an investment option is $500. Your transfer request must be In Writing.  A specific  authorization  form
 MUST be completed which authorizes us to accept transfers via phone or through means such as electronic mail.

MVA Formula:  We apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the remaining period.  These formulas are as follows:

(a)      If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the remaining period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest or longest durations then available for new Fixed Allocations for your class of Annuities.

(b)      If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the remaining period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the
                  Moody's Corporate Bond Yield Average - Monthly average Corporates (the "Average"), as published by Moody's Investor
                  Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's.  For determining "I", we will use the Average published on or immediately prior to the state of the applicable Guarantee
                  Period.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
We will notify you of the Guarantee  Periods  available as of the date of such notice, at least 45 days and not more than 60 days prior to the Maturity  Date.  No MVA applies to any amounts  allocated to a particular  Fixed  Allocation  if you withdraw all or part of the
Account  Value in such Fixed  Allocation  within 30 days of maturity.  If you are age 55 or older you may invest in a Fixed  Allocation with a Guarantee Period of five years or less.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE

This benefit was never available to residents of the State of New York.

ACCESS TO ACCOUNT VALUE

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
The Minimum  Distribution  provision is only  available  for annuities  issued under Section  403(b) of the IRS Code or for IRA's where
Minimum Distributions are required.  Minimum Distributions are not available for any other contracts.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The Annuity Date may not be later than the first day of the calendar month  following the Annuitant's  90th birthday.  The Annuity Date must be the  first  or the  fifteenth  days  of a  calendar  month.  However,  if the  contract's  accumulated  value,  at the  time of annuitization,  is less than $2,000,  or would provide an income,  the initial  payment of which is less than $20 per month, in lieu of commencing  annuity payments,  we reserve the right to cancel the annuity and pay you the total of the Account Value in any Sub-account plus the Interim value of any Fixed Allocation.

DEATH BENEFIT

Basic Death Benefit
The basic Death Benefit depends on the decedent's age on the date of death:

         If death occurs before the decedent's age 85:  The Death Benefit is the greater of:

|X|      The sum of all Purchase Payments less the sum of all withdrawals; and
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

         If death  occurs when the  decedent is age 85 or older:  The Death  Benefit is the sum of your  Account  Value in the variable investment options and your Interim Value in the Fixed Allocations.

Optional Death Benefits

=======================================================================================================================================
The Optional Death Benefits  described in the  Prospectus are not offered to residents of the State of New York.  However,  the Highest
Anniversary  Value Optional Death Benefit  described below is available to new purchasers of the Annuity who are residents of the State of New York.
=======================================================================================================================================

If the Annuity has one Owner,  the Owner must be age 80 or less at the time the Highest  Anniversary  Value  Optional  Death Benefit is
purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner must be age 80 or less.  If the  Annuity is owned by an entity,  the
Annuitant must be age 80 or less.

Key Terms Used with the Highest Anniversary Value Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
              ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as each anniversary of the Issue Date plus the sum of all Purchase  Payments on or
             ------------------
     after such anniversary less the sum of all "Proportional  Reductions"  since such anniversary.  The Anniversary Value on the Issue
     Date is equal to your Purchase Payment.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the
            -----------------------
     withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the  Account  Value as of the date we  receive in writing  "due  proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

Charges for Highest Anniversary Value Death Benefit
If you purchase the Highest  Anniversary  Value  Optional  Death  Benefit,  an annual charge of 0.20% is deducted  from your  Annuity's
Account  Value.  The charge will be based on the current Death Benefit under the Highest  Anniversary  Value  Optional Death Benefit as
of the date the charge is  deducted  minus the  Interim  Value of any Fixed  Allocations.  The charge is  deducted  in  addition to the
Insurance  Charge.  The charge is deducted in arrears on each  anniversary  of the Issue Date of the Annuity or, if you  terminate  the
Optional Death Benefit or surrender your Annuity, on the date the termination or surrender is effective.

AMERICAN SKANDIA'S ANNUITY REWARDS
This benefit is not available to residents of the State of New York.

Plus40(TM)OPTIONAL LIFE INSURANCE RIDER
This optional life insurance rider was never available to residents of the State of New York.

GENERAL INFORMATION

Separate  Account B: We reserve the right to add  Sub-accounts,  eliminate  Sub-accounts,  to combine  Sub-accounts,  or to  substitute underlying  mutual funds or  portfolios  of  underlying  mutual  funds.  In addition to obtaining  prior  approval  from the  insurance department  of our state of domicile  before  making such a  substitution,  deletion or  addition,  any such changes are subject to the approval of the Superintendent of Insurance for the State of New York.

STATEMENT OF ADDITIONAL INFORMATION

Deferral of  Transactions:  We may defer any  distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed 6 months.  If we defer a  distribution  or transfer  from any Fixed  Allocation or any fixed  annnuity  payout for more than ten
(10) days, we pay interest  using our then current  crediting  rate for this purpose,  which is not less than 3% per year on the amount deferred.

Modification:  In addition to obtaining  prior  approval from the insurance  department of our state of domicile,  before making such a substitution, deletion or addition, we will also obtain prior approval from the Superintendent of Insurance for New York.

Misstatement of Age or Sex:  The following provision (c) is added:
(c)      as to any annuity payments,  we shall credit or charge interest using our then current crediting rate for this purpose,  which is not greater than 6% interest per year,  calculated  from the date of any  underpayment  or  overpayment  to the date actual payment is made.

                                                  APPENDIX E - PERFORMANCE ADVANTAGE

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE

=======================================================================================================================================
American Skandia's  Performance  Advantage was offered, in those states where approved,  between May 15, 1999 and October 22, 2000. The description  below of the  Performance  Advantage  benefit  applies to those Contract  Owners who purchased an Annuity during that time period when the Performance Advantage feature was offered.
=======================================================================================================================================

GLOSSARY OF TERMS
When  determining  the Account  Value and  Surrender  Value of the Annuity,  both  amounts  will not include any Target  Value  Credits
                       --------------      ----------------
(described below) that we are entitled to recover upon Surrender of your Annuity.

Do you provide any guarantees on my investment?
The  Annuity  provides  variable  investment  options  and fixed  investment  options.  Only the  fixed  investment  options  provide a guaranteed  return on your  investment,  subject  to certain  terms and  conditions.  However,  your  Annuity  includes a feature at no additional  cost that  provides  certain  benefits  if your  Account  Value has not  reached or  exceeded a "target  value" on its 10th anniversary.  If, on the 10th  anniversary  of your  Annuity's  Issue Date,  your  Account  Value has not reached the target  value (as defined below) you can choose either of the following benefits:

|X|      You may continue  your  Annuity  without  electing to receive  Annuity  payments and receive an annual  credit to your Account
                                                                                                         ------
     Value payable until you begin receiving  Annuity  payments.  The credit is equal to 0.25% of the average of your Annuity's Account
     Value for the preceding four complete calendar  quarters.  This credit is applied to your investment options pro-rata based on the allocation of your then current Account Value.

                                                                  OR

|X|      You may begin  receiving  Annuity  payments  within one year and accept a one-time  credit to your Annuity equal to 10% of the net of the Account Value on the 10th anniversary of its Issue Date minus the sum of all Purchase  Payments  allocated in the prior five years.  The annuity option you select must initially guarantee payments for not less than seven years.

Following  the 10th  anniversary  of your  Annuity's  Issue Date,  we will inform you if your Account  Value did not meet or exceed the
Target Value.  We will assume that you have elected to receive the annual  credit to your Account  Value unless,  not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.

Certain  provisions of this benefit and of the Target Value Credits  described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

What is the "Target Value" and how is it calculated?
The Target Value is a tool used to determine  whether you are eligible to elect  either of the  benefits  described  above.  The Target
Value does not impact the Account Value  available if you surrender  your Annuity or make a partial  withdrawal and does not impact the
Death  Benefit  available to your  Beneficiary(ies).  The Target Value  assumes a rate of return over ten (10) Annuity  Years that will allow your initial  investment to double in value,  adjusted for any withdrawals  and/or  additional  Purchase Payments you make during the 10 year period.  We calculate the "Target Value" as follows:

1.       Accumulate the initial  Purchase  Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity's Issue
     Date; plus
           ----
2.       Accumulate  any  additional  Purchase  Payments  at an  annual  interest  rate of 7.2%  from the date  applied  until the 10th anniversary of the Annuity's Issue Date; minus
                                              -----
3.       Each  "proportional  reduction"  resulting from any withdrawal,  accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed  until the 10th  anniversary of the Annuity's Issue Date. We determine each  "proportional  reduction"
     by  determining  the  percentage of your Account Value then  withdrawn and reducing the Target Value by that same  percentage.  We include any  withdrawals  under your Annuity in this  calculation,  as well as the charge we deduct for any optional  benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.

Examples
1.       Assume you make an initial  Purchase Payment of $10,000 and make no further  Purchase  Payments.  The Target Value on the 10th anniversary  of your  Annuity's  Issue  Date  would be  $20,042,  assuming  no  withdrawals  are  made.  This is equal to  $10,000 accumulating at an annual rate of 7.2% for the 10-year period.

2.       Assume you make an initial  Purchase Payment of $10,000 and make no further  Purchase  Payments.  Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500.  The Target Value on the 10th  anniversary would be $18,722.  This is equal to $10,000  accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%.

Can I restart the 10-year Target Value calculation?
Yes, you can elect to lock in the growth in your Annuity by  "restarting"  the 10-year period on any  anniversary of the Issue Date. If you elect to restart the calculation  period,  we will treat your Account Value on the restart date as if it was your Purchase  Payment when determining if your Annuity's  Account Value meets or exceeds the Target Value on the appropriate  tenth (10th)  anniversary.  You may elect to restart the calculation more than once, in which case, the 10-year  calculation  period will begin on the date of the last restart  date.  We must  receive  your  election  to  restart  the  calculation  at our home  office  not later than 30 days after each anniversary of the Issue Date.

What are Target Value Credits?
Target Value  Credits are  additional  amounts that we apply to your Account Value to increase the  likelihood  that your Account Value will meet or exceed the Target Value.  We add Target Value  Credits to your Account Value at the time a Purchase  Payment is applied to your  Annuity.  Only those  Purchase  Payments  made before the first  anniversary  of the Issue Date of your  Annuity are  eligible to receive Target Value Credits.

The amount of the Target Value Credit is equal to 1.0% of each qualifying  Purchase  Payment.  Target Value Credits are only payable on qualifying  Purchase  Payments if the Owner(s) of the Annuity  is(are)  less than age 81 on its Issue Date.  If the Annuity is owned by an entity,  the age  restriction  applies to the age of the  Annuitant  on the Issue Date.  The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated.

Target Value Credits will not be available if you purchase your Annuity as part of an exchange,  replacement  or transfer,  in whole or in part, of an Annuity we issued that has the same or a similar benefit.

 ====================================================================================================================================
 The amount of any Target Value Credits are not immediately  vested and can be recovered by American Skandia under the circumstances and for the time periods  shown below.  If American  Skandia  exercises its right to recover the amount of any Target Value Credit, any investment gain on the Target Value Credit will not be taken back.
 1.       If you surrender your Annuity before the 10th anniversary of the Issue Date of the Annuity.
 2.       If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.
 3.       If a  person  on  whose  life we pay the  Death  Benefit  dies,  or if a  "contingency  event"  occurs  which  triggers  a medically-related surrender:
 |X|      within 12 months after the date a Target Value Credit was allocated to your Account Value; or
 |X|      within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.
 Following completion of the above time periods, the amount of any Target Value Credits are vested in the Owner.
 ====================================================================================================================================

                                          APPENDIX F - PLUS40(TM)OPTIONAL LIFE INSURANCE RIDER

=======================================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between September 17, 2001 and
May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM)benefit.
=======================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by
American  Skandia's general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the
Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is  included  as an  Appendix  to this  Prospectus  to help you understand the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included because you can elect to pay for the Rider  with  taxable  withdrawals  from your  Annuity.  The staff of the  Securities  and  Exchange  Commission  has not reviewed  this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions  of the  Federal securities laws regarding accuracy and completeness.
---------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions  and  limitations  described below.

ELIGIBILITY
The Plus40(TM)rider may be  purchased as a rider on your  Annuity.  The Rider must cover those  persons  upon whose death the  Annuity's death benefit  becomes  payable - the Annuity's  owner or owners,  or the  Annuitant (in the case of an entity owned  Annuity).  If the
Annuity has two Owners,  the  Rider's  death  benefit is payable  upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase  the Plus40(TM)rider is 40; the maximum  allowable  age is 75. If the Rider is  purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available  to  purchasers  who use their
Annuity as a funding  vehicle for a Tax Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your
         Annuity),  the death  benefit  will be limited to the amount of any charges  paid for the Rider while it was in effect.  While we will return the charges  you have paid  during the  applicable  period as the death  benefit,  your  Beneficiary(ies)  will receive no additional life insurance benefit from the Plus40(TM)rider if you die within 24 months of its effective date.
                    ----------

|X|      If you make a Purchase  Payment  within 24 months prior to the date of death,  the Account  Value used to determine the amount of the death  benefit  will be reduced by the  amount of such  Purchase  Payment(s).  If we reduce the death  benefit  payable under the  Plus40(TM)rider  based on this  provision,  we will  return  50% of any  charges  paid for the Rider  based on those
         Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply  Credits to your Annuity  based on Purchase  Payments,  such Credits are treated as Account  Value for purposes of determining  the death benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced  by the  amount of such  Credits.  If we reduce  the death  benefit  payable  under the  Plus40(TM)rider  based on this provision,  we will return 50% of any charges paid for the Rider based on such  Credits as an  additional  amount  included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM)rider's  death benefit under the  Accelerated  Death  Benefit  provision,  the amount  that will be  payable  under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If charges for the Plus40(TM)rider are due and are unpaid as of the date the death  benefit is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the  Plus40(TM)rider is  misstated,  we will  adjust any  coverage  under the Rider to conform to the facts.  For example,  if, due to the  misstatement,  we overcharged  you for coverage under the Rider,  we will add  any  additional  charges  paid  to the  amount  payable  to  your  Beneficiary(ies).  If,  due to  the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death  benefit in  proportion  to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner  reaches the expiry date of the Rider (the  anniversary  of the  Annuity's  Issue Date on or  immediately after the 95th  birthday),  coverage will  terminate.  No charge will be made for an Owner following the expiry date. If there are two Owners,  the expiry date  applies  separately  to each  Owner;  therefore,  coverage  may  continue  for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death Benefit  Amount based on the Purchase  Payments  applied to your Annuity.  The Plus40(TM)
rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts paid under any annuity  contract we issue to you
                                                                                                  ---
under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum Death Benefit Amount is 100% of the Purchase  Payments  increasing at 5% per year following the date each Purchase
             ----------------------------
         Payment is applied to the Annuity until the date of death.  If Purchase  Payments are applied to the Annuity  within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments applied to any such annuity  contracts more than 24 months from the
             ------------------------
         date of death that exceed  $1,000,000.  If you make Purchase  Payments in excess of  $1,000,000,  we will reduce the aggregate death  benefit  payable under all Plus40(TM)riders,  or similar  riders issued by us, based on the combined  amount of Purchase
         Payments  in excess of  $1,000,000  multiplied  by 40%. If the Per Life  Maximum  Benefit  applies,  we will reduce the amount payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit applies upon your death, we will return any excess  charges  that you paid on the  portion of your  Account  Value on which no benefit is payable.  The
         Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill, you may request that a portion of the death benefit  payable under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time,  lump sum  payment.  Our  requirements  include  proof  satisfactory  to us, in writing,  of terminal  illness  after the Rider's
Effective Date.

The  maximum we will pay,  before any  reduction,  is the  lesser of 50% of the  Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility  for an accelerated  payout of a portion of your
Plus40(TM)rider death benefit may be more  restrictive  than any  medically-related  surrender  provision  that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The  Plus40(TM)rider has a current  charge and a  guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained  age,  last  birthday of the Owner(s) or Annuitant  (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current  charge,  at any time,  subject to regulatory  approval  where  required.  If there are two Owners,  we calculate the current charge that applies to each Owner  individually  and deduct the combined amount as the charge for the Rider.  There is no charge based on a person's life after coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the  Plus40(TM)rider may also be subject to a  guaranteed  maximum  charge that will apply if the  current  charge,  when applied to the Account Value,  exceeds the guaranteed  maximum  charge.  The guaranteed  maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider  annually,  in arrears.  We deduct the charge:  (1) upon your death;  (2) on each  anniversary of the  Issue  Date;  (3) on the date  that you  begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you choose to terminate the Rider.  If the Rider  terminates for any of the preceding  reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge  will be  prorated.  During the first year after the
Annuity's  Issue Date, the charge will be prorated from the Issue Date. In all subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a  redemption  from your  Annuity's  Account  Value or through  funds other than those within the  Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual  charge  from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your  Annuity's  Account  Value,  the  withdrawal  will be treated as a taxable  distribution,  and will generally be subject to ordinary  income tax on the amount of any investment  gain withdrawn.
         If you are under age 59 1/2,  the  distribution  may also be  subject to a 10%  penalty on any gain  withdrawn,  in  addition  to ordinary  income taxes.  We first deduct the amount of the charge  pro-rata from the Account Value in the variable  investment options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is insufficient  Account Value in the variable investment options to pay the charge.

|X|      If you  elect to pay the  charge  through  funds  other  than  those  from your  Annuity,  we  require  that  payment  be made electronically  in U.S.  currency  through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds  and  payment  has not been  received  within 31 days from the due date,  we will  deduct  the  charge as a redemption from your Annuity, as described above.

TERMINATION
You can  terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be  required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will  terminate  automatically  on the date your Account  Value is applied to begin  receiving annuity  payments,  on the date you  surrender  the Annuity  or, on the expiry date with  respect to such person who reaches the expiry date.  We may also  terminate  the  Plus40(TM)rider,  if  necessary,  to  comply  with  our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant  designations  under the Annuity may result in changes in eligibility  and charges under the Plus40(TM)
rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A  spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead  of taking  the  Annuity's  Death  Benefit.  However, regardless of whether a spousal  beneficiary  assumes ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the Plus40(TM)
rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit  proceeds for any other purpose.  Certain  restrictions  may apply to an Annuity  that is used as a qualified  investment.  Spousal  beneficiaries  may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account Value,  as of the date the assumption is effective,  will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40(TM)rider was designed to qualify as a life insurance  contract under the Code. As life  insurance,  under most  circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an  Individual  Retirement  Annuity  (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

                        APPENDIX G - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH BENEFITS

If you purchased your Annuity before  November 18, 2002 and were not a resident of the State of New York, the following  optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.   the basic Death Benefit described above

     PLUS

2.   50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Death Benefit  Amount"  includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the
-----------------------
Death  Benefit is  calculated.  Under the basic Death  Benefit,  amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented
 -------------------------
when withdrawn.

---------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is subject to a maximum of 50% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Please refer to the section  entitled  "Tax  Considerations"  for a discussion  of special tax  considerations  for  purchasers of this benefit.
---------------------------------------------------------------------------------------------------------------------------------------

NOTE:  You may not elect the Enhanced  Beneficiary  Protection  Optional  Death  Benefit if you have elected any other  Optional  Death
Benefit.

Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased.  If the Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
              ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments on
             ------------------
     or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the
            -----------------------
     withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all Proportional  Reductions,  each increasing daily until the Owner's date of death at a rate of 5.0%,  subject to a limit of 200% of the  difference  between the sum of all Purchase  Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the  Account  Value as of the date we  receive in writing  "due  proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
2.       the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

---------------------------------------------------------------------------------------------------------------------------------------
Between May 15, 1999 and January 22, 2001, in those jurisdictions where we received regulatory  approval,  American Skandia offered the
Guaranteed  Minimum Death Benefit with a 7.2%  accumulation  rate.  This Benefit will apply to Annuity Owners who purchased the Annuity and elected the 7.2% GMDB during the period it was offered.
---------------------------------------------------------------------------------------------------------------------------------------

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to  determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the Death
Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is  calculated  as shown above except that the age of the  Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and the  Guaranteed  Minimum Death Benefit at any time.
Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  Both optional Death Benefits will  terminate  automatically  on the Annuity Date. We may also  terminate any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  from your  Account  Value if you  elect to  purchase  either  optional  Death  Benefit.  The  Enhanced  Beneficiary
Protection  Death  Benefit  costs 0.25% of Account  Value.  The  Guaranteed  Minimum  Death  Benefit  costs 0.35% of the current  Death
Benefit.  The charges for these death  benefits are deducted in arrears each Annuity  Year.  No charge  applies after the Annuity Date.
We deduct the charge:

1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

If you surrender the Annuity,  elect to begin receiving  annuity  payments or terminate the benefit on a date other than an anniversary of the Issue  Date,  the charge will be  prorated.  During the first year after the Issue  Date,  the charge will be prorated  from the
Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first  deduct the amount of the charge  pro-rata  from the Account  Value in the  variable  investment  options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is  insufficient  Account Value in the variable  investment  options to pay the charge.  If your Annuity's  Account Value is  insufficient  to pay the charge,  we may deduct your remaining  Account Value and terminate  your  Annuity.  We will  notify  you if your  Account  Value is  insufficient  to pay the  charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS
-----------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made and that no withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase
Assume that the Owner's  Account Value has been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.  The Enhanced  Beneficiary  Protection
Optional  Death Benefit is equal to the amount payable under the basic Death Benefit  ($75,000) PLUS 50% of the "Death Benefit  Amount"
less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death, the Account Value is $45,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection
Optional  Death Benefit is equal to the amount payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit  Amount"
less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would receive no additional  benefit from purchasing the Enhanced  Beneficiary  Protection  Optional Death
         Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the  Guaranteed  Minimum Death Benefit is  calculated.  Each example  assumes that a $50,000  initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary  Value at the end of any previous period is $72,000.  The Death
Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value  generally  increased  until the fifth  anniversary  but generally has been decreasing  since the fifth contract  anniversary.  On the date we receive due proof of death, the Account Value is $48,000.  The Highest  Anniversary  Value
at the end of any  previous  period is  $54,000.  The Death  Benefit  would be the sum of prior  Purchase  Payments  increased  by 5.0%
annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account  Value  increased  significantly  during the first six years  following  the Issue Date.  On the sixth anniversary  date the Account Value is $90,000.  During the seventh  Annuity Year,  the Account Value  increases to as high as $100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest  Anniversary
Value at the end of any previous  period  ($90,000),  which  occurred on the sixth  anniversary,  although the Account Value was higher during the  subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

                                                 THIS PAGE IS INTENTIONALLY LEFT BLANK.

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                  PLEASE SEND ME A STATEMENT  OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS  ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS CHC2-PROS (05/2004).
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                                        -------------------------------------------------------
                                                           (print your name)

                                        -------------------------------------------------------
                                                               (address)

                                        -------------------------------------------------------
                                                         (city/state/zip code)

                                                 THIS PAGE IS INTENTIONALLY LEFT BLANK.

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
A Prudential Financial Company                                                               A Prudential Financial Company
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.prudential.com                                         http://www.americanskandia.prudential.com

                                                          MAILING ADDRESSES:

                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                             P.O. Box 7040
                                                       Bridgeport, CT 06601-7040

                                                             EXPRESS MAIL:
                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                          One Corporate Drive
                                                           Shelton, CT 06484

                                                          PART II

                                          INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution:  Not Applicable.

Item 15.  Indemnification  of Directors and Officers:  Under  Section  33-320a of the  Connecticut  General  Statutes,  the
Registrant  must  indemnify a director or officer  against  judgments,  fines,  penalties,  amounts paid in settlement  and reasonable  expenses  including  attorneys'  fees,  for  actions  brought or  threatened  to be brought  against him in his capacity  as a director  or officer  when  certain  disinterested  parties  determine  that he acted in good faith and in a manner he reasonably  believed to be in the best interests of the  Registrant.  In any criminal  action or  proceeding,  it also must be  determined  that the director or officer had no reason to believe his conduct was  unlawful.  The director or officer must also be  indemnified  when he is successful  on the merits in the defense of a proceeding or in  circumstances where a court  determines that he is fairly and reasonable  entitled to be indemnified,  and the court approves the amount.
In shareholder  derivative  suits,  the director or officer must be finally  adjudged not to have breached this duty to the
Registrant or a court must  determine  that he is fairly and  reasonably  entitled to be  indemnified  and must approve the amount.  In a claim based upon the director's or officer's  purchase or sale of the Registrants'  securities,  the director or officer may obtain  indemnification only if a court determines that, in view of all the circumstances,  he is fairly and reasonably  entitled  to be  indemnified  and then for such amount as the court  shall  determine.  The By-Laws of American
Skandia  Life  Assurance  Corporation  ("ASLAC")  also  provide  directors  and  officers  with rights of  indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors  and  officers  of ASLAC and  American  Skandia  Marketing,  Inc.  ("ASM")  can also be  indemnified  pursuant to indemnity agreements between each director and officer and American Skandia,  Inc., a corporation  organized under the laws of the  state  of  Delaware.  The  provisions  of the  indemnity  agreement  are  governed  by  Section  45 of the  General
Corporation Law of the State of Delaware.

The directors and officers of ASLAC and ASM are covered under a directors and officers  liability  insurance  policy.  Such policy will reimburse ASLAC or ASM, as applicable,  for any payments that it shall make to directors and officers  pursuant to law and,  subject to certain  exclusions  contained  in the policy,  will pay any other  costs,  charges  and  expenses, settlements  and judgments  arising from any  proceeding  involving any director or officer of ASLAC or ASM, as applicable, in his or her past or present capacity as such.

Item 16.  Exhibits:

         Exhibits                                                                                     Page

1        Underwriting agreement incorporated by reference to Post-Effective Amendment
         No. 1 to Registration Statement No. 333-25733, filed via EDGAR March 2, 1998.

2        Plan of acquisition, reorganization, arrangement, liquidation or succession        Not applicable

3        Articles of incorporation and by-laws incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed via EDGAR March 2, 1998.

4        Instruments defining the rights of security holders, including indentures incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-08853, filed via EDGAR 12/20/96

5        Opinion re legality                                                     (included as Exhibit 23b)

6 - 9                                                                                       Not applicable

10       Material contracts (Investment Management Agreement):

         (a)      Agreement with Alliance Capital Management L.P. incorporated by reference to
                  Post-Effective No. 3 to Registration Statement No. 33-53507, filed via EDGAR April 26,
                  2002.

         (b)      Agreement with Blackrock Financial Management, Inc. incorporated by reference to
                  Post-Effective No. 3 to Registration Statement No. 33-53507, filed via EDGAR April 26,
                  2002.

11 - 22                                                                                     Not applicable

23a
         (i)   Consent of PricewaterhouseCoopers LLP                                        FILED HEREWITH
         (ii)  Consent of Ernst & Young LLP                                                 FILED HEREWITH

23b      Opinion & Consent of Counsel                                                       FILED HEREWITH

24
         (a)      Powers of Attorney for Zafar  Rashid,  Executive  Vice  President and Chief  Financial  Officer filed via
                  EDGAR with  Post-Effective  Amendment No. 4 to Registration  Statement No. 333-96577,  filed February 17,
                  2004.
         (b)      Powers of  Attorney  for James J.  Avery,  Director,  Vivian L.  Banta,  Director,  Richard  J.  Carbone,
                  Director,  Helen M. Galt, Director,  Ronald P. Joelson,  Director,  Andrew J. Mako, Director and David R.
                  Odenath,  Chief Executive Officer,  President and Director filed with  Post-Effective  Amendment No. 5 to
                  Registration Statement No. 333-96577.

25 - 28                                                                                     Not applicable
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An index to the financial statement schedules is omitted because it is not required or is not applicable.

Item 17.  Undertakings:  The undersigned Registrant hereby undertakes:

(1)      To  file,  during  any  period  in which  offers  or sales  are  being  made,  post-effective  amendments  to this registration statement:

         (i)  To include any prospectus required by section 10 (a)(3) of the Securities Act of 1933;

         (ii) To reflect  in the  prospectus  any facts or events  arising  after the  effective  date of the  registration statement (or the most recent  post-effective  amendment  thereof)  which,  individually  or in the aggregate,  represent a fundamental change in the information set forth in the registration statement; and

         (iii) To include any material  information  with respect to the plan of distribution  not previously  disclosed in the registration statement or any material change to such information in the registration statement.

(2)      That, for the purpose of determining  any liability  under the  Securities Act of 1933,  each such  post-effective amendment shall be deemed to be a new registration  statement relating the securities offered therein,  and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)      To remove from  registration by means of a  post-effective  amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)      The undersigned  Registrant hereby undertakes that, for purposes of determining any liability under the Securities
Act of 1933,  each filing of the  Registrant's  annual report  pursuant to section 13(a) or section 15(d) of the Securities
Exchange Act of 1934 (and,  where  applicable,  each filing of an employee benefit plan's annual report pursuant to section
15(d) of the Securities  Exchange Act of 1934) that is  incorporated  by reference in the  registration  statement shall be deemed to be a new registration  statement relating to the securities offered therein,  and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)      Insofar  as  indemnification  for  liabilities  arising  under  the  Securities  Act of 1933 may be  permitted  to directors,  officers and controlling  persons of the Registrant  pursuant to the foregoing  provisions,  or otherwise,  the
Registrant has been advised that in the opinion of the Securities and Exchange  Commission such  indemnification is against public  policy as  expressed in the Act and is,  therefore,  unenforceable.  In the event that a claim for  indemnification against such liabilities  (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or controlling  person of the  Registrant in the  successful  defense of any action,  suit or  proceeding) is asserted by such director,  officer or controlling  person in connection with the securities being  registered,  the Registrant will, unless in the  opinion of its counsel  the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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LEGAL  EXPERTS:  The Counsel of American  Skandia Life Assurance  Corporation  has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

                                                         Exhibits

Exhibit 23a
         (i)               Consent of Pricewaterhouse Coopers LLP             FILED HEREWITH
         (ii)              Consent of Ernst & Young LLP                       FILED HEREWITH

        23b                Opinion and Consent of Counsel                     FILED HEREWITH

                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Act of 1933,  the  Registrant  certifies  that it has reasonable grounds  to  believe  that it meets  all of the  requirements  for  filing  on Form S-3 and has  duly  caused  this registration  statement to be signed on its behalf by the undersigned,  thereunto duly  authorized,  in the City of
Shelton, State of Connecticut, on the 20th_ day of April , 2004.

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                    Registrant

By:  /s/Robin Wagner                                                         Attest:  /s/Kathleen A. Chapman
        Robin Wagner, Vice President, Corporate Counsel                                Kathleen A. Chapman

Pursuant to the  requirements of the Securities Act of 1933, this  Registration  Statement has been signed below by the following persons in the capacities and on the date indicated.

              Signature                                     Title                              Date
                                                (Principal Executive Officer)

         David R. Odenath**        Chief Executive Officer and President                  April 20, 2004
          David R. Odenath

                           (Principal Financial Officer and Principal Accounting Officer)

            Zafar Rashid*              Executive Vice President and                       April 20, 2004
            Zafar Rashid                  Chief Financial Officer

                                                (Board of Directors)

      James Avery**                           Vivian Banta**                             Richard Carbone**
      James AveryVivian Banta                 Richard Carbone

      Helen Galt**Ronald Joelson**          David R. Odenath**
      Helen Galt                              Ronald Joelson                            David R. Odenath

                                                 Andrew J. Mako**
                                                  Andrew J. Mako

                                    *By:    /s/Robin Wagner
                                               Robin Wagner

*Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 4 to Registration Statement No. 333-96577.
     **Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 5 to Registration Statement No.
                                                    333-96577